UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-03981

Exact name of registrant as specified in charter:	Prudential World Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2019

Date of reporting period:	10/31/2019

Item 1 – Reports to Stockholders

PGIM QMA INTERNATIONAL EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	Quality financial factors were mixed but positive overall during the reporting period and helped soften the challenging environment for value and growth.

•	By market, the Fund’s gains during the period were led by the United Kingdom, driven by stock selection in the consumer discretionary (retailing) and materials (metals & mining) sectors.

•

Valuation-factor performance was challenged and volatile during the reporting period. Although late efficacy helped soften the overall value weakness, generally the most relatively expensive stocks (which the Fund seeks to avoid) were, on average, the best performers. Mixed-but-negative growth returns were also detrimental.

•

Weakness in the financial sector was an overarching theme in the worst-performing markets. Japan led the losses, driven by stock selection in consumer discretionary and the Fund’s favoring of energy and financials.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM QMA International Equity Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA International Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA International Equity Fund

December 16, 2019

PGIM QMA International Equity Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.67	0.62	3.77	—
Class B	0.55	0.71	3.55	—
Class C	4.77	1.03	3.62	—
Class Z	7.05	2.11	4.68	—
Class R6	7.33	N/A	N/A	7.34 (12/28/16)
MSCI All Country World Ex-US Index
	11.27	3.82	4.94	—

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.53	1.76	4.36	—
Class B	5.55	0.90	3.55	—
Class C	5.77	1.03	3.62	—
Class Z	7.05	2.11	4.68	—
Class R6	7.33	N/A	N/A	7.34 (12/28/16)
MSCI All Country World Ex-US Index
	11.27	3.82	4.94	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI All Country World Ex-US Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2009) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

PGIM QMA International Equity Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

MSCI All Country World Ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 8.50%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Roche Holding AG	Pharmaceuticals	Switzerland	1.7%
Nestle SA	Packaged Foods & Meats	Switzerland	1.6%
Novartis AG	Pharmaceuticals	Switzerland	1.5%
LVMH Moet Hennessy Louis Vuitton SE	Apparel, Accessories & Luxury Goods	France	1.2%
Allianz SE	Multi-line Insurance	Germany	1.2%
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	1.1%
Airbus SE	Aerospace & Defense	France	1.1%
Sony Corp.	Consumer Electronics	Japan	1.0%
British American Tobacco PLC	Tobacco	United Kingdom	1.0%
Enel SpA	Electric Utilities	Italy	1.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM QMA International Equity Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA International Equity Fund’s Class Z shares returned 7.05% in the 12-month reporting period that ended October 31, 2019, underperforming the 11.27% return of the MSCI All Country World Ex-US (MSCI ACWI Ex-US) Index (the Index).

What were the market conditions?

•	Global economic growth continued to be weak during the period, buffeted by the powerful crosscurrents of the US-China trade war and global monetary easing.

•

The trade standoff took a toll on business confidence, industrial production, and trade flows. It weighed heavily on global manufacturing, hitting export-oriented economies—including China, Europe, and Japan—the hardest.

•

Fortunately, weakness in manufacturing did not drag down the services sector, which remained resilient. The trade war also has had less of an impact on more domestic-oriented economies like the US. As a result, there has been a pronounced divergence in growth among sectors and regions within the global economy.

•

Given the weak growth backdrop and elevated geopolitical risks, global central banks embarked on a fresh round of monetary easing during the period, aiming to stimulate growth and counter the negative effects of the trade war.

•

However, with interest rates already at, near, or below zero in many countries, the power of monetary policy may have been muted. Thus, the focus shifted to using fiscal policy as a means of stimulating growth, especially in Europe.

•

Powered by a healthy consumer, US economic growth remained resilient while eurozone growth was anemic, with Germany and Italy teetering on the edge of recession. Uncertainty over Brexit—the United Kingdom’s ongoing effort to exit the European Union—finally caught up with the UK economy, which contracted in the second quarter of 2019. Japanese growth was decent, but risks were tilted to the downside given weak global growth, yen appreciation, and a pending consumer tax hike.

•

Emerging market growth remained hostage to trade tensions, especially for such export-dependent economies as China, Taiwan, and Korea. Although the economies of emerging market countries such as India and Brazil are less levered to the global export cycle, they also succumbed to a slowdown in growth amid weaker consumer spending and slow progress on much-needed reforms.

•	Uncertainty surrounding a shifting global paradigm and its implications for global growth made for a challenging and volatile environment.

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What worked?

•

Quality financial factors were mixed but positive overall during the reporting period and helped soften the challenging environment for value and growth. We rank stocks based on relative value, growth and financial health.

•

By market, the Fund’s gains during the period were led by the United Kingdom, driven by stock selection in the consumer discretionary (retailing) and materials (metals & mining) sectors. An overweight in Italian utilities stocks, which rose 59%, and broadly effective securities selection in Germany furthered gains.

•	From a sector perspective, top contributors included utilities (driven by overweights to Italy and Brazil) and health care (driven by stock selection in Japan and an overweight to Switzerland).

What didn’t work?

•

Valuation-factor performance was challenged and volatile during the reporting period. Although late efficacy helped soften the overall value weakness, generally the most expensive stocks (which the Fund seeks to avoid) were, on average, the best performers. Mixed-but-negative growth returns were also detrimental.

•

Weakness in the financial sector was an overarching theme in the worst-performing markets. Japan led the losses, driven by stock selection in consumer discretionary and the Fund’s favoring of energy and financials, which declined 26% and 5%, respectively, during the period. In the Netherlands, value loss from the Fund’s stock selection/overweight in financials, which was down 6%, was worsened by stock selection/underweight in information technology, which rose 51%. South Korea’s underperformance was led by overweights in financials and materials, which fell 11% and 13%, respectively.

•

From a sector standpoint, broadly distributed losses were led by difficult stock selection in financials (South Korea, the Netherlands, and Hong Kong), information technology (the Netherlands, China, and South Korea), and materials (metals & mining—particularly an overweight in stocks of steel companies, which dropped 17%, and an underweight in gold companies, which rose 59%).

Did the Fund use derivatives?

•	The Fund did not hold futures for the period. However, futures holdings are allowed. Futures positions are fully collateralized and used for the ease of cash management.

Current outlook

•

Escalating geopolitical risks and increased monetary easing have elevated both the upside and downside risks for the global economy. As such, it is currently very difficult to determine which force will gain the upper hand.

PGIM QMA International Equity Fund	11

Strategy and Performance Overview (continued)

•

The greatest threat to the global economy is an escalation of the US-China trade war, which likely would lead to an even deeper downturn in global manufacturing. In turn, this could progressively weaken the healthier components of the global economy, namely the services sector and US consumer spending.

•	A more constructive scenario for risky assets would involve a tamping down of these geopolitical risks and any sign that monetary stimulus has reaccelerated global growth.

•	Given this backdrop, there is potential for significant market swings between now and year-end.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the

PGIM QMA International Equity Fund	13

Fees and Expenses (continued)

period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA International Equity Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$994.50	1.55%	$7.79
	Hypothetical	$1,000.00	$1,017.39	1.55%	$7.88
Class B	Actual	$1,000.00	$989.90	2.54%	$12.74
	Hypothetical	$1,000.00	$1,012.40	2.54%	$12.88
Class C	Actual	$1,000.00	$992.80	2.23%	$11.20
	Hypothetical	$1,000.00	$1,013.96	2.23%	$11.32
Class Z	Actual	$1,000.00	$997.30	0.99%	$4.98
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class R6	Actual	$1,000.00	$998.60	0.78%	$3.93
	Hypothetical	$1,000.00	$1,021.27	0.78%	$3.97

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.5%

COMMON STOCKS 96.8%

Argentina 0.1%
YPF SA, ADR(a)	31,700	$296,712

Australia 4.9%
AGL Energy Ltd.	47,980	653,003
Aristocrat Leisure Ltd.	5,432	117,696
ASX Ltd.	1,758	99,356
BHP Group Ltd.	27,830	684,974
BHP Group PLC	13,894	294,493
Coronado Global Resources, Inc., CDI, 144A	209,694	345,709
CSL Ltd.	1,883	331,429
Fortescue Metals Group Ltd.	12,855	78,450
Goodman Group, REIT	141,091	1,399,817
Magellan Financial Group Ltd.	28,585	942,702
Rio Tinto Ltd.	3,508	217,929
Rio Tinto PLC	32,995	1,717,824
Santos Ltd.	258,095	1,438,792
Woolworths Group Ltd.	49,299	1,266,641

		9,588,815

Austria 0.8%
BAWAG Group AG, 144A*	16,295	674,136
Telekom Austria AG*	28,429	219,951
Wienerberger AG	23,821	644,182

		1,538,269

Brazil 1.9%
B3 SA - Brasil Bolsa Balcao	22,400	270,386
Banco Bradesco SA	14,760	121,083
Banco do Brasil SA	97,400	1,165,983
Banco Santander Brasil SA, UTS	115,500	1,365,668
Cia de Saneamento do Parana, UTS	5,600	127,346
Petroleo Brasileiro SA	33,100	269,719
Transmissora Alianca de Energia Eletrica SA, UTS	65,500	468,895

		3,789,080

Canada 5.6%
BCE, Inc.	1,600	75,900
Canadian Pacific Railway Ltd.	6,000	1,364,407
CGI, Inc.*	2,200	171,009
Cogeco Communications, Inc.	8,000	691,519

See Notes to Financial Statements.

PGIM QMA International Equity Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Canada (cont’d.)
Cogeco, Inc.	4,900	$379,210
Corus Entertainment, Inc. (Class B Stock)	133,400	512,493
Genworth MI Canada, Inc.	3,000	121,175
Magna International, Inc.	2,800	150,555
Manulife Financial Corp.	91,400	1,702,256
Onex Corp.	12,400	728,974
Restaurant Brands International, Inc.	2,200	143,933
Royal Bank of Canada	1,200	96,794
Shopify, Inc. (Class A Stock)*	900	282,211
Sun Life Financial, Inc.	34,200	1,534,339
Suncor Energy, Inc.	6,300	187,312
TC Energy Corp.	26,800	1,350,886
Teck Resources Ltd. (Class B Stock)	47,000	742,950
TFI International, Inc.	21,700	691,481
Thomson Reuters Corp.	1,800	120,961

		11,048,365

Chile 0.7%
AES Gener SA	873,417	187,262
Enel Americas SA	6,150,754	1,148,704

		1,335,966

China 9.0%
Alibaba Group Holding Ltd., ADR*	12,500	2,208,375
Anhui Conch Cement Co. Ltd. (Class H Stock)	143,000	849,398
Asia Cement China Holdings Corp.	217,500	263,720
Bank of China Ltd. (Class H Stock)	723,000	294,834
Bank of Communications Co. Ltd. (Class H Stock)	112,000	76,265
Bank of Jiangsu Co. Ltd. (Class A Stock)	83,400	83,485
Bank of Nanjing Co. Ltd. (Class A Stock)	82,300	100,517
BOC Hong Kong Holdings Ltd.	52,500	179,679
China BlueChemical Ltd. (Class H Stock)	1,214,000	295,309
China Coal Energy Co. Ltd. (Class H Stock)	1,167,000	465,410
China International Travel Service Corp. Ltd. (Class A Stock)	7,700	98,552
China Minsheng Banking Corp. Ltd. (Class H Stock)	1,414,500	987,284
China National Building Material Co. Ltd. (Class H Stock)	230,000	193,208
China Telecom Corp. Ltd. (Class H Stock)	174,000	73,981
CITIC Ltd.	796,000	1,041,570
CNOOC Ltd.	883,000	1,311,321
Industrial & Commercial Bank of China Ltd. (Class H Stock)	1,638,000	1,169,454
JD.com, Inc., ADR*	6,700	208,705
JinkoSolar Holding Co. Ltd., ADR*(a)	43,400	626,696
Kweichow Moutai Co. Ltd. (Class A Stock)	600	100,114

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

China (cont’d.)
Luzhou Laojiao Co. Ltd. (Class A Stock)	8,300	$102,402
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	132,500	1,526,365
Poly Property Group Co. Ltd.	1,557,000	562,062
Sany Heavy Industry Co. Ltd. (Class A Stock)	65,500	124,576
Shaanxi Coal Industry Co. Ltd. (Class A Stock)	90,500	107,282
Shanghai International Airport Co. Ltd. (Class A Stock)	8,700	93,874
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	67,200	118,969
Shougang Fushan Resources Group Ltd.	878,000	180,497
Shui On Land Ltd.	616,000	123,944
Sunac China Holdings Ltd.	28,000	126,556
Tencent Holdings Ltd.	29,500	1,199,543
Weichai Power Co. Ltd. (Class H Stock)	861,000	1,346,303
Wens Foodstuffs Group Co. Ltd. (Class A Stock)	19,700	112,261
Wuliangye Yibin Co. Ltd. (Class A Stock)	6,600	123,264
XCMG Construction Machinery Co. Ltd. (Class A Stock)	151,300	96,830
Xiamen C & D Inc. (Class A Stock)	77,300	93,050
Yum China Holdings, Inc.	20,000	850,000
Yunda Holding Co. Ltd. (Class A Stock)	19,000	88,528
Zoomlion Heavy Industry Science & Technology Co. Ltd. (Class A Stock)	119,000	98,627

		17,702,810

Denmark 1.0%
Novo Nordisk A/S (Class B Stock)	29,399	1,608,152
Scandinavian Tobacco Group A/S, 144A	32,739	387,390

		1,995,542

Finland 0.2%
Neste OYJ	10,593	382,882

France 6.5%
Airbus SE	14,717	2,107,260
Alstom SA	1,599	69,037
Arkema SA	851	86,941
BNP Paribas SA	31,157	1,628,569
Capgemini SE	1,455	163,815
Credit Agricole SA	12,749	166,303
Dassault Aviation SA	290	403,682
Dassault Systemes SE	1,544	234,462
Hermes International	1,639	1,179,070
Klepierre SA, REIT	2,413	89,835
Legrand SA	2,408	187,903
LVMH Moet Hennessy Louis Vuitton SE	5,745	2,450,087

See Notes to Financial Statements.

PGIM QMA International Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

France (cont’d.)
Peugeot SA	55,066	$1,389,225
Safran SA	4,506	712,318
Sanofi	18,502	1,703,630
TOTAL SA	3,502	184,233

		12,756,370

Germany 4.4%
adidas AG	4,865	1,502,427
Allianz SE	9,393	2,294,046
Amadeus Fire AG	1,263	160,008
Bayer AG	3,609	280,401
CANCOM SE	1,383	73,912
Deutsche Pfandbriefbank AG, 144A	53,242	728,249
Deutsche Telekom AG	30,613	538,233
Fresenius Medical Care AG & Co. KGaA	2,093	151,400
Fresenius SE & Co. KGaA	9,478	498,266
HeidelbergCement AG	993	73,830
Henkel AG & Co. KGaA	1,391	133,887
MTU Aero Engines AG	5,172	1,381,613
Puma SE	3,092	232,842
SAP SE	891	117,903
Varta AG*	5,025	569,123

		8,736,140

Greece 0.7%
Hellenic Telecommunications Organization SA	69,834	1,056,884
Piraeus Bank SA*	106,303	370,838

		1,427,722

Hong Kong 1.3%
AIA Group Ltd.	33,600	333,483
Henderson Land Development Co. Ltd.	210,000	1,047,588
Hongkong Land Holdings Ltd.	17,100	93,962
K Wah International Holdings Ltd.	389,000	212,371
Shun Tak Holdings Ltd.	1,564,000	641,017
Swire Pacific Ltd. (Class A Stock)	17,000	161,416

		2,489,837

India 1.3%
Bajaj Finance Ltd.	1,625	92,366
Balrampur Chini Mills Ltd.	262,161	603,045

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

India (cont’d.)
Bata India Ltd.	4,405	$112,261
NTPC Ltd.	39,307	67,900
Oil & Natural Gas Corp. Ltd.	530,005	1,059,482
Power Grid Corp. of India Ltd.	200,968	562,720

		2,497,774

Ireland 0.1%
CRH PLC	7,350	267,993

Israel 0.4%
Bank Leumi Le-Israel BM	13,665	99,471
Israel Discount Bank Ltd. (Class A Stock)	117,153	535,047
Nice Ltd.	597	94,396

		728,914

Italy 1.7%
Buzzi Unicem SpA	3,470	83,840
Enel SpA	251,466	1,948,933
Ferrari NV	825	132,232
Poste Italiane SpA, 144A	93,396	1,133,428
Snam SpA	19,642	100,791

		3,399,224

Japan 17.4%
77 Bank Ltd. (The)	39,400	621,239
Advantest Corp.	1,800	80,762
Asahi Group Holdings Ltd.	6,600	329,936
Astellas Pharma, Inc.	101,100	1,728,634
Bandai Namco Holdings, Inc.	2,300	141,007
Central Japan Railway Co.	1,300	266,916
Chubu Electric Power Co., Inc.	5,900	88,518
Chugai Pharmaceutical Co. Ltd.	2,800	236,206
Daiwa House Industry Co. Ltd.	6,400	220,490
EDION Corp.	66,700	661,970
Eisai Co. Ltd.	2,800	202,969
Hikari Tsushin, Inc.	500	109,413
Hitachi Ltd.	31,100	1,158,671
Hoya Corp.	18,900	1,667,951
ITOCHU Corp.	74,900	1,565,064
Japan Petroleum Exploration Co. Ltd.	14,600	371,969
Japan Post Holdings Co. Ltd.	14,300	130,972
Japan Tobacco, Inc.	44,200	1,001,883

See Notes to Financial Statements.

PGIM QMA International Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Japan (cont’d.)
Kansai Electric Power Co., Inc. (The)	8,300	$96,649
KDDI Corp.	56,800	1,568,333
Medipal Holdings Corp.	24,400	556,836
Mitsubishi Estate Co. Ltd.	60,300	1,169,492
Mitsubishi UFJ Financial Group, Inc.	359,800	1,876,863
NEC Corp.	2,200	87,115
Nippon Building Fund, Inc., REIT	12	90,960
Nippon Telegraph & Telephone Corp.	32,684	1,619,902
Nishi-Nippon Financial Holdings, Inc.	98,500	730,416
Nomura Research Institute Ltd.	51,800	1,101,511
NTT DOCOMO, Inc.	44,400	1,217,338
Obayashi Corp.	41,400	425,650
Obic Co. Ltd.	10,700	1,340,011
Oriental Land Co. Ltd.	8,300	1,215,817
Otsuka Corp.	26,200	1,053,853
Rakuten, Inc.	8,000	76,067
Recruit Holdings Co. Ltd.	42,800	1,418,558
Resona Holdings, Inc.	18,400	80,121
Seibu Holdings, Inc.	4,900	86,230
Shimizu Corp.	9,500	88,453
Shionogi & Co. Ltd.	10,900	655,308
Softbank Corp.	15,300	209,658
Sony Corp.	34,000	2,065,587
Subaru Corp.	5,600	160,590
Sumitomo Mitsui Financial Group, Inc.	39,800	1,412,070
Sumitomo Realty & Development Co. Ltd.	3,100	112,612
Taisei Corp.	28,500	1,124,964
TIS, Inc.	8,500	511,916
Tokio Marine Holdings, Inc.	5,900	318,068
Tokuyama Corp.	13,300	355,921
Tokyo Electron Ltd.	1,500	301,448
Torii Pharmaceutical Co. Ltd.	5,200	138,682
Toyota Motor Corp.	5,733	397,717
West Japan Railway Co.	1,500	130,243

		34,379,529

Luxembourg 0.5%
ArcelorMittal	62,645	925,694

Macau 0.0%
Galaxy Entertainment Group Ltd.	402	2,753

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Mexico 0.5%
America Movil SAB de CV (Class L Stock)	761,400	$602,819
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	4,755	77,864
Wal-Mart de Mexico SAB de CV	78,800	236,156

		916,839

Netherlands 2.7%
Adyen NV, 144A*	1,113	780,920
ASR Nederland NV	16,777	614,089
EXOR NV	1,087	83,311
Koninklijke Ahold Delhaize NV	62,612	1,559,237
NN Group NV	21,422	815,673
Royal Dutch Shell PLC (Class A Stock)	39,707	1,148,337
Royal Dutch Shell PLC (Class B Stock)	6,509	186,977
Wolters Kluwer NV	3,399	250,140

		5,438,684

Norway 0.4%
DNB ASA	9,212	167,520
Telenor ASA	37,895	708,140

		875,660

Pakistan 0.7%
Engro Corp. Ltd.	196,700	374,767
Engro Fertilizers Ltd.	484,500	222,075
Fauji Fertilizer Co. Ltd.	290,500	175,855
Oil & Gas Development Co. Ltd.	703,300	583,283

		1,355,980

Peru 0.1%
Credicorp Ltd.	600	128,424

Philippines 0.3%
SM Prime Holdings, Inc.	747,500	573,848

Poland 0.6%
Powszechna Kasa Oszczednosci Bank Polski SA	99,939	997,729
Powszechny Zaklad Ubezpieczen SA	28,505	275,682

		1,273,411

See Notes to Financial Statements.

PGIM QMA International Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Portugal 0.3%
Sonae SGPS SA	657,492	$663,171

Qatar 0.1%
Qatar Navigation QSC	93,325	166,169

Russia 1.4%
Gazprom PJSC, ADR	102,260	820,282
LUKOIL PJSC, ADR	7,998	737,216
MMC Norilsk Nickel PJSC, ADR	5,788	160,447
Novatek PJSC, GDR	3,128	663,136
Tatneft PJSC, ADR	4,631	324,684

		2,705,765

Singapore 1.5%
CapitaLand Mall Trust, REIT	220,300	410,728
DBS Group Holdings Ltd.	55,700	1,061,690
Singapore Exchange Ltd.	162,200	1,065,238
United Overseas Bank Ltd.	17,500	344,017

		2,881,673

South Africa 1.6%
Anglo American Platinum Ltd.	13,482	1,004,193
Anglo American PLC	60,058	1,546,660
Kumba Iron Ore Ltd.	20,568	500,576
Telkom SA SOC Ltd.	12,190	55,764

		3,107,193

South Korea 3.9%
Daishin Securities Co. Ltd.	35,515	378,746
Hana Financial Group, Inc.	39,805	1,150,783
Hyundai Mobis Co. Ltd.	5,326	1,081,253
Kia Motors Corp.	35,244	1,285,276
KT&G Corp.	940	80,701
POSCO	4,108	742,678
Samsung Electronics Co. Ltd.	32,201	1,385,965
Shinhan Financial Group Co. Ltd.	34,923	1,272,191
Taekwang Industrial Co. Ltd.	355	334,255

		7,711,848

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Spain 0.9%
ACS Actividades de Construccion y Servicios SA	18,996	$771,382
Aena SME SA, 144A	5,800	1,063,643

		1,835,025

Sweden 2.8%
Atlas Copco AB (Class B Stock)	5,159	159,646
Epiroc AB (Class A Stock)	6,817	76,582
Essity AB (Class B Stock)	6,953	216,797
Evolution Gaming Group AB, 144A	30,968	739,944
Hennes & Mauritz AB (Class B Stock)	31,675	661,803
Sandvik AB	44,989	792,275
Skandinaviska Enskilda Banken AB (Class A Stock)	138,344	1,325,386
Volvo AB (Class B Stock)	100,392	1,499,088

		5,471,521

Switzerland 5.1%
Landis+Gyr Group AG*	823	76,160
Logitech International SA	16,437	672,730
Nestle SA	28,620	3,054,454
Novartis AG	34,003	2,964,206
Roche Holding AG	10,860	3,269,043

		10,036,593

Taiwan 3.4%
Accton Technology Corp.	50,000	297,797
Chipbond Technology Corp.	331,000	653,583
International Games System Co. Ltd.	40,000	515,932
MediaTek, Inc.	92,000	1,228,887
Radiant Opto-Electronics Corp.	166,000	659,326
Realtek Semiconductor Corp.	11,000	81,486
Taiwan Semiconductor Manufacturing Co. Ltd.	99,000	962,854
Tripod Technology Corp.	177,000	685,937
Unimicron Technology Corp.	177,000	273,120
Yuanta Financial Holding Co. Ltd.	1,976,000	1,233,390
Zhen Ding Technology Holding Ltd.	37,000	174,788

		6,767,100

Thailand 1.2%
Advanced Info Service PCL	136,700	1,036,398

See Notes to Financial Statements.

PGIM QMA International Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Thailand (cont’d.)
Com7 PCL (Class F Stock)	771,300	$734,223
Thanachart Capital PCL	382,800	672,133

		2,442,754

Turkey 1.1%
Coca-Cola Icecek A/S	98,320	538,000
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A/S	293,044	154,049
Enerjisa Enerji A/S, 144A	416,363	450,920
Eregli Demir ve Celik Fabrikalari TAS	610,246	699,258
Tekfen Holding A/S	146,785	436,041

		2,278,268

United Arab Emirates 0.2%
Aldar Properties PJSC	620,500	396,398

United Kingdom 9.0%
3i Group PLC	106,899	1,562,369
Ashtead Group PLC	22,501	684,815
AstraZeneca PLC	1,387	134,935
Barclays PLC	157,124	341,492
Berkeley Group Holdings PLC	1,683	96,021
BP PLC	37,856	239,873
British American Tobacco PLC	56,377	1,975,601
Burberry Group PLC	3,335	88,402
Coca-Cola European Partners PLC	13,300	711,683
Compass Group PLC	48,269	1,286,464
Diageo PLC	29,378	1,200,274
Dialog Semiconductor PLC*	14,019	628,455
Fiat Chrysler Automobiles NV	16,743	257,818
GlaxoSmithKline PLC	46,577	1,064,952
Halma PLC	3,545	86,093
HSBC Holdings PLC	62,434	471,648
Imperial Brands PLC	49,831	1,093,296
J Sainsbury PLC	113,562	299,371
JD Sports Fashion PLC	66,953	667,719
Legal & General Group PLC	438,760	1,500,207
Mitchells & Butlers PLC*	49,461	273,614
RELX PLC	18,325	440,455
Tesco PLC	91,806	279,736

See Notes to Financial Statements.

24

Description	Shares	Value
COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Unilever NV	29,902	$1,769,382
Unilever PLC	10,499	629,130

		17,783,805

United States 0.5%
CyberArk Software Ltd.*	9,400	954,852

TOTAL COMMON STOCKS (cost $169,373,946)		191,055,372

EXCHANGE-TRADED FUNDS 1.3%

United States
iShares MSCI EAFE ETF	22,900	1,543,918
iShares MSCI Emerging Markets ETF	12,000	510,960
iShares MSCI Saudi Arabia ETF(a)	19,300	556,226

TOTAL EXCHANGE-TRADED FUNDS (cost $2,505,794)		2,611,104

PREFERRED STOCKS 1.4%

Brazil 1.2%
Banco do Estado do Rio Grande do Sul SA (PRFC) (Class B Stock)	93,400	521,671
Cia de Saneamento do Parana (PRFC)	76,600	347,617
Itausa - Investimentos Itau SA (PRFC)	41,400	141,424
Petroleo Brasileiro SA (PRFC)	184,700	1,399,124

		2,409,836

Germany 0.1%
Sartorius AG (PRFC)	387	75,138

South Korea 0.1%
Samsung Electronics Co. Ltd. (PRFC)	7,630	267,480

TOTAL PREFERRED STOCKS (cost $1,996,613)		2,752,454

TOTAL LONG-TERM INVESTMENTS (cost $173,876,353)		196,418,930

See Notes to Financial Statements.

PGIM QMA International Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
SHORT-TERM INVESTMENTS 0.7%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	101,823	$101,823
PGIM Institutional Money Market Fund (cost $1,221,820; includes $1,219,579 of cash collateral for securities on loan)(b)(w)	1,221,744	1,221,989

TOTAL SHORT-TERM INVESTMENTS (cost $1,323,643)		1,323,812

TOTAL INVESTMENTS 100.2% (cost $175,199,996)		197,742,742
Liabilities in excess of other assets (0.2)%		(422,666)

NET ASSETS 100.0%		$197,320,076

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

CDI—Chess Depository Interest

EAFE—Europe, Australasia, Far East

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

REITs—Real Estate Investment Trust

UTS—Unit Trust Security

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,179,796; cash collateral of $1,219,579 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

26

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$296,712	$—	$—
Australia	—	9,588,815	—
Austria	—	1,538,269	—
Brazil	3,789,080	—	—
Canada	11,048,365	—	—
Chile	1,335,966	—	—
China	3,893,776	13,809,034	—
Denmark	—	1,995,542	—
Finland	—	382,882	—
France	—	12,756,370	—
Germany	—	8,736,140	—
Greece	—	1,427,722	—
Hong Kong	—	2,489,837	—
India	—	2,497,774	—
Ireland	—	267,993	—
Israel	—	728,914	—
Italy	—	3,399,224	—
Japan	—	34,379,529	—
Luxembourg	—	925,694	—
Macau	—	2,753	—
Mexico	916,839	—	—
Netherlands	—	5,438,684	—
Norway	—	875,660	—
Pakistan	—	1,355,980	—
Peru	128,424	—	—
Philippines	—	573,848	—
Poland	—	1,273,411	—
Portugal	—	663,171	—
Qatar	—	166,169	—
Russia	663,136	2,042,629	—
Singapore	—	2,881,673	—
South Africa	—	3,107,193	—
South Korea	—	7,711,848	—
Spain	—	1,835,025	—
Sweden	—	5,471,521	—
Switzerland	—	10,036,593	—
Taiwan	—	6,767,100	—
Thailand	—	2,442,754	—
Turkey	—	2,278,268	—
United Arab Emirates	—	396,398	—
United Kingdom	711,683	17,072,122	—
United States	954,852	—	—
Exchange-Traded Funds
United States	2,611,104	—	—

See Notes to Financial Statements.

PGIM QMA International Equity Fund	27

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Preferred Stocks
Brazil	$2,409,836	$—	$—
Germany	—	75,138	—
South Korea	—	267,480	—
Affiliated Mutual Funds	1,323,812	—	—

Total	$30,083,585	$167,659,157	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Banks	11.5%
Pharmaceuticals	7.1
Oil, Gas & Consumable Fuels	6.8
Insurance	6.4
Metals & Mining	5.1
Capital Markets	2.9
Textiles, Apparel & Luxury Goods	2.8
IT Services	2.8
Real Estate Management & Development	2.6
Semiconductors & Semiconductor Equipment	2.5
Hotels, Restaurants & Leisure	2.5
Electric Utilities	2.4
Aerospace & Defense	2.4
Wireless Telecommunication Services	2.3
Tobacco	2.3
Machinery	2.2
Food & Staples Retailing	2.1
Diversified Telecommunication Services	2.0
Food Products	2.0
Automobiles	1.9
Beverages	1.8
Construction & Engineering	1.4
Specialty Retail	1.4
Exchange-Traded Funds	1.3
Personal Products	1.3
Road & Rail	1.2
Internet & Direct Marketing Retail	1.2
Electronic Equipment, Instruments & Components	1.2
Professional Services	1.2
Trading Companies & Distributors	1.2
Technology Hardware, Storage & Peripherals	1.1
Household Durables	1.1

Construction Materials	1.0%
Equity Real Estate Investment Trusts (REITs)	1.0
Chemicals	0.9
Health Care Equipment & Supplies	0.9
Industrial Conglomerates	0.8
Media	0.7
Affiliated Mutual Funds (0.6% represents investments purchased with collateral from securities on loan)	0.7
Software	0.6
Transportation Infrastructure	0.6
Auto Components	0.6
Health Care Providers & Services	0.6
Interactive Media & Services	0.6
Thrifts & Mortgage Finance	0.5
Diversified Financial Services	0.4
Electrical Equipment	0.4
Multi-Utilities	0.3
Entertainment	0.3
Water Utilities	0.3
Household Products	0.2
Biotechnology	0.2
Communications Equipment	0.2
Independent Power & Renewable Electricity Producers	0.1
Marine	0.1
Leisure Products	0.1
Consumer Finance	0.1
Gas Utilities	0.0	*

See Notes to Financial Statements.

28

Industry Classification (continued):
Air Freight & Logistics	0.0 *%

100.2
Liabilities in excess of other assets	(0.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Series did not hold any derivative instruments as of October 31, 2019, accordingly, no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$1,371

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

For the year ended October, 31, 2019, the Series did not have any net change in unrealized appreciation (depreciation) on derivatives in the Statement of Operations.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

PGIM QMA International Equity Fund	29

Schedule of Investments (continued)

as of October 31, 2019

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,179,796	$(1,179,796)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $1,179,796:
Unaffiliated investments (cost $173,876,353)	$196,418,930
Affiliated investments (cost $1,323,643)	1,323,812
Foreign currency, at value (cost $81,454)	81,174
Tax reclaim receivable	897,801
Dividends receivable	429,137
Receivable for Series shares sold	169,639
Prepaid expenses and other assets	3,089

Total Assets	199,323,582

Liabilities
Payable to broker for collateral for securities on loan	1,219,579
Payable for Series shares reacquired	377,591
Transfer agent’s fees and expenses payable	118,381
Management fee payable	107,462
Affiliated transfer agent fee payable	74,343
Distribution fee payable	46,597
Accrued expenses and other liabilities	35,021
Foreign capital gains tax liability accrued	24,532

Total Liabilities	2,003,506

Net Assets	$197,320,076

Net assets were comprised of:
Common stock, at par	$274,405
Paid-in capital in excess of par	177,300,999
Total distributable earnings (loss)	19,744,672

Net assets, October 31, 2019	$197,320,076

See Notes to Financial Statements.

PGIM QMA International Equity Fund	31

Statement of Assets and Liabilities

as of October 31, 2019

Class A
Net asset value and redemption price per share, ($173,102,594 ÷ 24,074,464 shares of common stock issued and outstanding)	$7.19
Maximum sales charge (5.50% of offering price)	0.42

Maximum offering price to public	$7.61

Class B
Net asset value, offering price and redemption price per share, ($1,049,130 ÷ 152,980 shares of common stock issued and outstanding)	$6.86

Class C
Net asset value, offering price and redemption price per share, ($2,928,084 ÷ 427,007 shares of common stock issued and outstanding)	$6.86

Class Z
Net asset value, offering price and redemption price per share, ($14,753,119 ÷ 2,031,470 shares of common stock issued and outstanding)	$7.26

Class R6
Net asset value, offering price and redemption price per share, ($5,487,149 ÷ 754,583 shares of common stock issued and outstanding)	$7.27

See Notes to Financial Statements.

32

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $838,990 foreign withholding tax)	$7,938,831
Income from securities lending, net (including affiliated income of $4,739)	41,664
Affiliated dividend income	4,526

Total income	7,985,021

Expenses
Management fee	1,631,949
Distribution fee(a)	601,414
Transfer agent’s fees and expenses (including affiliated expense of $420,416)(a)	715,052
Custodian and accounting fees	202,910
Shareholders’ reports	70,110
Audit fee	30,924
Registration fees(a)	30,013
Legal fees and expenses	18,037
Directors’ fees	14,751
Miscellaneous	87,715

Total expenses	3,402,875
Less: Fee waiver and/or expense reimbursement(a)	(337,742)

Net expenses	3,065,133

Net investment income (loss)	4,919,888

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,203) (net of foreign capital gains taxes $(71,718))	(5,894,603)
Foreign currency transactions	(37,628)

(5,932,231)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $62) (net of change in foreign capital gains taxes $4,110)	15,278,307
Foreign currencies	25,560

15,303,867

Net gain (loss) on investment and foreign currency transactions	9,371,636

Net Increase (Decrease) In Net Assets Resulting From Operations	$14,291,524

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	516,098	13,683	71,633	—	—
Transfer agent’s fees and expenses	641,207	21,839	26,696	24,942	368
Registration fees	6,326	5,965	6,043	6,031	5,648
Fee waiver and/or expense reimbursement	(248,230)	(19,727)	(10,336)	(19,934)	(39,515)

See Notes to Financial Statements.

PGIM QMA International Equity Fund	33

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,919,888	$5,818,341
Net realized gain (loss) on investment and foreign currency transactions	(5,932,231)	12,752,884
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,303,867	(47,076,008)

Net increase (decrease) in net assets resulting from operations	14,291,524	(28,504,783)

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,863,764)	(3,767,555)
Class B	(27,709)	(34,288)
Class C	(271,975)	(206,355)
Class Z	(443,611)	(363,326)
Class R6	(1,275,473)	(939,275)

	(6,882,532)	(5,310,799)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	9,994,692	15,948,974
Net asset value of shares issued in reinvestment of dividends and distributions	6,792,808	5,229,466
Cost of shares reacquired	(62,908,505)	(35,360,628)

Net increase (decrease) in net assets from Series share transactions	(46,121,005)	(14,182,188)

Total increase (decrease)	(38,712,013)	(47,997,770)

Net Assets:
Beginning of year	236,032,089	284,029,859

End of year	$197,320,076	$236,032,089

See Notes to Financial Statements.

34

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA International Equity Fund (the “Series”).

The investment objective of the Series is to seek long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM QMA International Equity Fund	35

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

36

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of

PGIM QMA International Equity Fund	37

Notes to Financial Statements (continued)

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Rights: The Series held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Series until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is

38

marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

PGIM QMA International Equity Fund	39

Notes to Financial Statements (continued)

principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”) (formerly known as Quantitative Management Associates LLC). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Series. In connection therewith, QMA is obligated to keep certain books and records of the Series. The Manager pays for the services of QMA, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Series’ average daily net assets up to $2 billion, 0.70% of the next $3 billion and 0.69% of the average daily net assets over $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 2.53% of average daily net assets for Class B shares, and 0.78% of average daily net assets for Class R6

40

shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively.

For the year ended October 31, 2019, PIMS received $40,767 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received $562 and $142 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s

PGIM QMA International Equity Fund	41

Notes to Financial Statements (continued)

investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $203,124,221 and $250,500,270, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$101,342	$24,918,426	$24,917,945	$—	$—	$101,823	101,823	$4,526
PGIM Institutional Money Market Fund*
1,092,213	36,084,481	35,955,970	62	1,203	1,221,989	1,221,744	4,739	**

$1,193,555	$61,002,907	$60,873,915	$62	$1,203	$1,323,812		$9,265

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

42

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Series were $6,008,360 of ordinary income and $874,172 of long-term capital gains. For the year ended October 31, 2018, the tax character of dividends paid by the Series was $5,310,799 of ordinary income.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis was $4,665,837 of ordinary income.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$176,354,364	$28,705,921	$(7,317,543)	$21,388,378

The difference between book and tax basis was primarily due to deferred losses on wash sales and investments in passive foreign investment companies.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2019 of approximately $6,310,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will

PGIM QMA International Equity Fund	43

Notes to Financial Statements (continued)

automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 700 million shares authorized for the Series, divided into six classes, designated Class A, Class B, Class C, Class Z, Class R6 and Class T common stock, each of which consists of 100 million, 5 million, 100 million, 180 million, 180 million and 135 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 46,198 Class Z shares and 436,938 Class R6 shares of the Series. At reporting period end, two shareholders of record, each holding greater than 5% of the Series, held 33% of the Series’ outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	405,337	$2,805,726
Shares issued in reinvestment of dividends and distributions	745,110	4,783,606
Shares reacquired	(2,958,509)	(20,532,579)

Net increase (decrease) in shares outstanding before conversion	(1,808,062)	(12,943,247)
Shares issued upon conversion from other share class(es)	1,414,906	10,165,814
Shares reacquired upon conversion into other share class(es)	(163,486)	(1,157,670)

Net increase (decrease) in shares outstanding	(556,642)	$(3,935,103)

Year ended October 31, 2018:
Shares sold	804,151	$6,370,219
Shares issued in reinvestment of dividends and distributions	477,661	3,697,101
Shares reacquired	(2,740,309)	(21,405,716)

Net increase (decrease) in shares outstanding before conversion	(1,458,497)	(11,338,396)
Shares issued upon conversion from other share class(es)	98,091	763,413
Shares reacquired upon conversion into other share class(es)	(125,149)	(987,877)

Net increase (decrease) in shares outstanding	(1,485,555)	$(11,562,860)

44

Class B	Shares	Amount
Year ended October 31, 2019:
Shares sold	456	$3,200
Shares issued in reinvestment of dividends and distributions	4,465	27,594
Shares reacquired	(24,678)	(162,098)

Net increase (decrease) in shares outstanding before conversion	(19,757)	(131,304)
Shares reacquired upon conversion into other share class(es)	(87,433)	(579,597)

Net increase (decrease) in shares outstanding	(107,190)	$(710,901)

Year ended October 31, 2018:
Shares sold	28,928	$223,860
Shares issued in reinvestment of dividends and distributions	4,495	33,444
Shares reacquired	(86,909)	(647,663)

Net increase (decrease) in shares outstanding before conversion	(53,486)	(390,359)
Shares reacquired upon conversion into other share class(es)	(83,891)	(627,742)

Net increase (decrease) in shares outstanding	(137,377)	$(1,018,101)

Class C
Year ended October 31, 2019:
Shares sold	45,851	$295,704
Shares issued in reinvestment of dividends and distributions	43,387	267,695
Shares reacquired	(200,703)	(1,325,590)

Net increase (decrease) in shares outstanding before conversion	(111,465)	(762,191)
Shares reacquired upon conversion into other share class(es)	(1,349,552)	(9,308,179)

Net increase (decrease) in shares outstanding	(1,461,017)	$(10,070,370)

Year ended October 31, 2018:
Shares sold	97,298	$737,280
Shares issued in reinvestment of dividends and distributions	27,319	202,979
Shares reacquired	(422,142)	(3,144,588)

Net increase (decrease) in shares outstanding before conversion	(297,525)	(2,204,329)
Shares reacquired upon conversion into other share class(es)	(7,107)	(54,450)

Net increase (decrease) in shares outstanding	(304,632)	$(2,258,779)

Class Z
Year ended October 31, 2019:
Shares sold	184,066	$1,296,403
Shares issued in reinvestment of dividends and distributions	67,870	438,440
Shares reacquired	(320,357)	(2,232,317)

Net increase (decrease) in shares outstanding before conversion	(68,421)	(497,474)
Shares issued upon conversion from other share class(es)	166,439	1,187,596
Shares reacquired upon conversion into other share class(es)	(46,515)	(328,493)

Net increase (decrease) in shares outstanding	51,503	$361,629

Year ended October 31, 2018:
Shares sold	201,211	$1,579,542
Shares issued in reinvestment of dividends and distributions	45,785	356,667
Shares reacquired	(539,404)	(4,190,995)

Net increase (decrease) in shares outstanding before conversion	(292,408)	(2,254,786)
Shares issued upon conversion from other share class(es)	125,908	1,001,643
Shares reacquired upon conversion into other share class(es)	(16,340)	(125,981)

Net increase (decrease) in shares outstanding	(182,840)	$(1,379,124)

PGIM QMA International Equity Fund	45

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2019:
Shares sold	797,936	$5,593,659
Shares issued in reinvestment of dividends and distributions	197,442	1,275,473
Shares reacquired	(5,440,241)	(38,655,921)

Net increase (decrease) in shares outstanding before conversion	(4,444,863)	(31,786,789)
Shares issued upon conversion from other share class(es)	2,916	20,529

Net increase (decrease) in shares outstanding	(4,441,947)	$(31,766,260)

Year ended October 31, 2018:
Shares sold	917,539	$7,038,073
Shares issued in reinvestment of dividends and distributions	120,574	939,275
Shares reacquired	(744,222)	(5,971,666)

Net increase (decrease) in shares outstanding before conversion	293,891	2,005,682
Shares issued upon conversion from other share class(es)	3,823	30,994

Net increase (decrease) in shares outstanding	297,714	$2,036,676

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

46

The Series utilized the SCA during the year ended October 31, 2019. The average daily balance for the 103 days that the Series had loans outstanding during the period was approximately $633,961, borrowed at a weighted average interest rate of 3.64%. The maximum loan outstanding amount during the period was $34,703,000. At October 31, 2019, the Series did not have an outstanding loan amount.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy,

PGIM QMA International Equity Fund	47

Notes to Financial Statements (continued)

and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

48

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.96	$7.95	$6.48	$6.65	$7.36
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.11	0.11	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28	(1.00)	1.49	(0.17)	(0.65)
Total from investment operations	0.43	(0.84)	1.60	(0.06)	(0.54)
Less Dividends and Distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.13)	(0.11)	(0.17)
Distributions from net realized gains	(0.03)	-	-	-	-
Total dividends and distributions	(0.20)	(0.15)	(0.13)	(0.11)	(0.17)
Net asset value, end of year	$7.19	$6.96	$7.95	$6.48	$6.65
Total Return(b):	6.53%	(10.81)%	25.17%	(0.93)%	(7.37)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$173,103	$171,326	$207,626	$185,120	$211,314
Average net assets (000)	$172,031	$200,255	$192,517	$189,980	$229,598
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.48%	1.34%	1.58%	1.66%	1.62%
Expenses before waivers and/or expense reimbursement	1.62%	1.47%	1.59%	1.66%	1.62%
Net investment income (loss)	2.19%	2.08%	1.62%	1.69%	1.39%
Portfolio turnover rate(e)	94%	114%	105%	114%	111%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	49

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.62	$7.60	$6.21	$6.37	$7.05
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.07	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	(0.96)	1.43	(0.16)	(0.61)
Total from investment operations	0.35	(0.89)	1.48	(0.10)	(0.56)
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.09)	(0.06)	(0.12)
Distributions from net realized gains	(0.03)	-	-	-	-
Total dividends and distributions	(0.11)	(0.09)	(0.09)	(0.06)	(0.12)
Net asset value, end of year	$6.86	$6.62	$7.60	$6.21	$6.37
Total Return(b):	5.55%	(11.90)%	24.12%	(1.55)%	(7.96)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,049	$1,723	$3,020	$3,080	$4,774
Average net assets (000)	$1,368	$2,556	$2,833	$3,710	$5,313
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.53%	2.53%	2.39%	2.36%	2.32%
Expenses before waivers and/or expense reimbursement	3.97%	3.21%	2.72%	2.36%	2.32%
Net investment income (loss)	0.77%	0.88%	0.75%	0.96%	0.68%
Portfolio turnover rate(e)	94%	114%	105%	114%	111%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.64	$7.60	$6.20	$6.37	$7.05
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.10	0.06	0.06	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.30	(0.97)	1.43	(0.17)	(0.62)
Total from investment operations	0.37	(0.87)	1.49	(0.11)	(0.56)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.09)	(0.09)	(0.06)	(0.12)
Distributions from net realized gains	(0.03)	-	-	-	-
Total dividends and distributions	(0.15)	(0.09)	(0.09)	(0.06)	(0.12)
Net asset value, end of year	$6.86	$6.64	$7.60	$6.20	$6.37
Total Return(b):	5.77%	(11.52)%	24.33%	(1.71)%	(7.96)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,928	$12,530	$16,661	$15,892	$18,209
Average net assets (000)	$7,163	$15,626	$15,736	$16,416	$20,086
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.25%	2.10%	2.32%	2.36%	2.32%
Expenses before waivers and/or expense reimbursement	2.39%	2.23%	2.33%	2.36%	2.32%
Net investment income (loss)	1.09%	1.32%	0.86%	0.98%	0.71%
Portfolio turnover rate(e)	94%	114%	105%	114%	111%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	51

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$7.02	$8.02	$6.54	$6.70	$7.42
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.19	0.11	0.13	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.29	(1.02)	1.52	(0.16)	(0.66)
Total from investment operations	0.47	(0.83)	1.63	(0.03)	(0.53)
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.17)	(0.15)	(0.13)	(0.19)
Distributions from net realized gains	(0.03)	-	-	-	-
Total dividends and distributions	(0.23)	(0.17)	(0.15)	(0.13)	(0.19)
Net asset value, end of year	$7.26	$7.02	$8.02	$6.54	$6.70
Total Return(b):	7.05%	(10.59)%	25.46%	(0.44)%	(7.15)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$14,753	$13,901	$17,344	$49,675	$54,726
Average net assets (000)	$13,815	$17,055	$21,567	$50,923	$55,405
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.03%	1.00%	1.31%	1.36%	1.32%
Expenses before waivers and/or expense reimbursement	1.17%	1.13%	1.32%	1.36%	1.32%
Net investment income (loss)	2.58%	2.44%	1.57%	1.99%	1.69%
Portfolio turnover rate(e)	94%	114%	105%	114%	111%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying portfolios in which the Series invests.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class R6 Shares
	Year Ended October 31,		December 28, 2016(a) through October 31, 2017
	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$7.03	$8.04	$6.32
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.21	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.27	(1.03)	1.57
Total from investment operations	0.48	(0.82)	1.72
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.19)	-
Distributions from net realized gains	(0.03)	-	-
Total dividends and distributions	(0.24)	(0.19)	-
Net asset value, end of period	$7.27	$7.03	$8.04
Total Return(c):	7.33%	(10.43)%	27.22%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,487	$36,552	$39,379
Average net assets (000)	$23,216	$38,947	$37,891
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.78%	0.78%	0.95%	(f)
Expenses before waivers and/or expense reimbursement	0.95%	0.95%	0.99%	(f)
Net investment income (loss)	3.06%	2.61%	2.45%	(f)
Portfolio turnover rate(g)	94%	114%	105%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying portfolios in which the Series invests.
(f)	Annualized.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM QMA International Equity Fund	53

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA International Equity Fund and Board of Directors

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA International Equity Fund, a series of Prudential World Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 16, 2019

54

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2019, the Fund reports the maximum amount allowed per share, but not less than $0.03 for Class A, B, C, Z, and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2019, the Series reports, the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentage of the ordinary income dividends paid as qualified dividend income (QDI):

QDI
PGIM QMA International Equity Fund	78.95%

For the year ended October 31, 2019, the Series made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Series in accordance with Section 853 of the Internal Revenue Code of the following amounts: $778,867 foreign tax credit from recognized foreign source income of $8,567,514.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2019.

PGIM QMA International Equity Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA International Equity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA International Equity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA International Equity Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM QMA International Equity Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM QMA International Equity Fund is a series of Prudential World Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM QMA International Equity Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The

PGIM QMA International Equity Fund

Approval of Advisory Agreements (continued)

Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	3rd Quartile	3rd Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance against its benchmark index and Peer Universe reflected that the Fund was overweight in smaller capitalization growth and quality stocks, which underperformed.

•

In this regard, the Board considered information provided by PGIM Investments indicating that, for the one-year period ended December 31, 2017, when the stocks overweighted in the Fund were in favor, the Fund outperformed its benchmark index and ranked in the first quartile of its peer universe.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 2.53% for Class B shares, and 0.78% for Class R6 shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board noted information provided by PGIM Investments indicating that the Fund’s net total expense ratio was four basis points from the median of the Peer Group.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA International Equity Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM QMA International Equity Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA INTERNATIONAL EQUITY FUND

SHARE CLASS	A	B	C	Z	R6
NASDAQ	PJRAX	PJRBX	PJRCX	PJIZX	PJRQX
CUSIP	743969859	743969867	743969875	743969883	743969578

MF190E

PGIM EMERGING MARKETS DEBT

LOCAL CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, through a combination of current income and capital appreciation

Highlights (unaudited)

•	Duration positioning, security selection, and currency selection all added to the Fund’s performance over the reporting period.

•	Long duration positioning in Mexico, Brazil, Indonesia, and Russia added value.

•	Short duration positioning in Colombia and positioning in Turkey detracted from the Fund’s returns over the period.

•	Although yield curve positioning and security selection overall added value, positioning in Indonesia and Turkey specifically hurt performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM Emerging Markets Debt Local Currency Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Emerging Markets Debt Local Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Local Currency Fund

December 16, 2019

PGIM Emerging Markets Debt Local Currency Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	12.36	–0.25	–0.24 (3/30/11)
Class C	14.18	–0.36	–0.52 (3/30/11)
Class Z	16.50	0.66	0.44 (3/30/11)
Class R6	16.41	0.72	0.49 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index
	15.59	0.82	0.83

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	16.14	0.41	0.15 (3/30/11)
Class C	15.18	–0.36	–0.52 (3/30/11)
Class Z	16.50	0.66	0.44 (3/30/11)
Class R6	16.41	0.72	0.49 (3/30/11)
JP Morgan Government Bond Index-Emerging Markets Global Diversified Index
	15.59	0.82	0.83

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2019), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, Lipper, Inc. and JP Morgan

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

PGIM Emerging Markets Debt Local Currency Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	For purchases on or after July 15, 2019: 3.25% of the public offering price. For purchases prior to July 15, 2019: 4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase. For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

JP Morgan Government Bond Index-Emerging Markets Global Diversified Index—The JP Morgan Government Bond Index-Emerging Markets Global Diversified Index, an unmanaged index, is a comprehensive emerging markets debt benchmark that tracks local currency bonds issued by emerging market governments.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Distributions and Yields as of 10/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.32	4.45	4.54
Class C	0.28	3.85	5.31
Class Z	0.34	4.85	4.24
Class R6	0.33	4.85	44.53

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

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Credit Quality expressed as a percentage of total investments as of 10/31/19 (%)
AAA	0.8
AA	4.4
A	28.7
BBB	41.1
BB	12.0
B	7.2
CCC	0.3
Not Rated	1.4
Cash/Cash Equivalents	4.1
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Emerging Markets Debt Local Currency Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Local Currency Fund’s Class Z shares returned 16.50% in the 12-month reporting period that ended October 31, 2019, outperforming the 15.59% return of the JP Morgan Government Bond Index-Emerging Markets Global Diversified Index (the Index).

What were the market conditions?

•

In reviewing fourth-quarter 2018 emerging markets (EM) performance, EM hard currency assets underperformed EM local bond markets—particularly local hedged bonds and emerging markets foreign exchange (EMFX)—with much of the relative underperformance taking place in October and November. In local bonds, there was clearly dominant outperformance in select countries (e.g., Brazil and Turkey), while Mexico was the clear underperformer. Broader factors behind the performance in local EM consisted of a more benign global inflation outlook, lower oil prices (a result of President Trump’s flexibility regarding Iranian sanctions as well as supply dynamics), and a moderation in the US dollar’s foreign exchange (FX) dominance. The latter relates to a slowing of US growth, the outcome of the US mid-term elections, and a repricing of Federal Reserve (Fed) policy expectations.

•

The turn of the year to 2019 roughly marked the bottom of the EM fixed income sell-off. Hedged local bonds and EM currencies lagged hard currency but had respectable positive returns. In hedged local bonds, the winners included previously unloved Mexico, the Philippines, and South Africa. The rally was driven by global macro and emerging market factors. The Fed’s and European Central Bank’s shift to a more accommodative stance was augmented by increased China stimulus, more positive news regarding Argentina’s external accounts and International Monetary Fund (IMF) program, and optimism that pension reform in Brazil may be passed in the third quarter of 2019.

•

Each emerging market debt sub-sector posted positive returns in the second quarter of 2019. The sector continued to benefit from investors’ search for yield amid expectations for Fed rate cuts and ongoing, below-trend growth in most developed markets. The prospects for a global recession in the near to medium term also remained faint given the relatively healthy growth in the US and expectations for additional stimulus from China. The prospect for avoiding a full-blown US-China trade war is key for EM as further slowing in global trade and EM growth would pose a headwind regardless of policy accommodation from central banks in developed markets. While the global backdrop for EM local rates remained constructive on the back of slowing inflation, below-trend global growth, and generally positive real rates, the recent rally in EM rates seemed over-extended as interest-rate cuts in many countries were priced in and the 5.7% yield on the Index was at a five-year low. Furthermore, almost every country experienced curve flattening as the global data surprised on the downside, central banks turned dovish,

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and yield-hungry investors added duration. (Duration is a measure of the interest-rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) That said, there are countries where rate cuts are not priced in, but may still materialize.

•

Despite the various headwinds facing EM debt, the sector put forth a resilient performance in the third quarter of 2019. The lack of Argentina-related and Venezuela-related contagion in the quarter reflected the diversity in EM economies, particularly those with high yield ratings, as well as instances of prudent policy planning. For example, Ukraine should benefit from land reform that may be passed as early as the fourth quarter of 2019, while Turkey should continue to stabilize as the country’s external vulnerability diminishes. With PGIM Fixed Income’s expectation that global developed-market rates are likely to remain low, higher-quality credits will likely find support given their relatively strong balance sheets and investors’ demand for duration. EM debt flows generally appear balanced as investors have avoided growth-sensitive assets with modest positioning (excluding Argentina) across the sector. While the global rate backdrop appears constructive amid slowing inflation and below-trend growth, the recent rally in EM rates seems overextended — as most expected interest rate cuts are largely priced in. In a relatively rare occurrence, the correlation between EM local rates and EMFX turned negative and was primarily driven by a lack of FX pass-through to inflation, allowing many EM central banks to maintain their dovish stances.

•

October 2019 was a positive month for EM assets with EM hard currency, hedged local rates, and EMFX all outperforming. In local currency hedged rates, the top performers were Argentina, Russia, and Turkey. After delivering steep rate cuts in July and September, the Turkish central bank followed suit with another sizable reduction of 250 basis points in October. (One basis point is 0.01%.) The bottom performers were Chile, South Africa, and Thailand. South Africa underperformed after its finance minister released a statement detailing the $9.4 billion in bailouts the country will extend to the state-owned utility, Eskom. The package is expected to increase South Africa’s government debt to 70% of gross domestic product over the next three years, which exceeds the previous projection of 60.2% in 2024.

What worked?

•	Duration positioning, security selection, and currency selection all added to the Fund’s performance over the reporting period.

•	Long duration positioning in Mexico, Brazil, Indonesia, and Russia added value.

•	Positioning in Argentina and curve flatteners in Mexico and Czech Republic added to performance, along with the Fund’s allocation to off-benchmark hard currency bonds.

PGIM Emerging Markets Debt Local Currency Fund	11

Strategy and Performance Overview (continued)

•	Within foreign currencies, an underweight to the Chilean peso and overweights to the Egyptian pound and Russian ruble were positive.

What didn’t work?

•	Short duration positioning in Colombia and positioning in Turkey detracted from the Fund’s returns over the period.

•	Although yield curve positioning and security selection overall added value, positioning in Indonesia and Turkey specifically hurt performance.

•	An overweight to the Turkish lira, coupled with underweights to the Taiwan dollar and South African rand, were negative.

Did the Fund use derivatives?

•

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning added to relative performance.

•	The Fund also used interest-rate swaps to help manage duration and yield curve exposure, which had a negligible impact on performance.

Current outlook

•

Amid a somewhat gloomy outlook conveyed at the recent IMF meetings, PGIM Fixed Income feels that EM assets will continue to benefit from an accommodating monetary stance from global central banks. Moreover, PGIM Fixed Income thinks the IMF is perhaps looking through a rearview mirror. There is consensus that hard currency bonds and local rates will continue to do well, while the outlook for EM currencies is not as clear. A trade truce between China and the US and some clarity on Brexit will further lift sentiment for EM countries. While these countries continue to face headwinds from geopolitics, trade, and populism, digging deep into country-specific issues will likely remain key to alpha generation.

•

In local bond positioning, the Fund features duration overweights to China, Mexico, Korea, and Russia while holding duration underweights in Colombia, Poland, and South Africa. Looking at FX positioning, the Fund features long positions in the Chinese yuan, Singapore dollar and Russian ruble, and is short the euro, Brazilian real, and Hungarian forint.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Emerging Markets Debt Local Currency Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Local Currency Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,081.90	1.13%	$5.93
	Hypothetical	$1,000.00	$1,019.51	1.13%	$5.75
Class C	Actual	$1,000.00	$1,077.50	1.88%	$9.84
	Hypothetical	$1,000.00	$1,015.73	1.88%	$9.55
Class Z	Actual	$1,000.00	$1,082.70	0.88%	$4.62
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Class R6	Actual	$1,000.00	$1,082.70	0.88%	$4.62
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 93.4%

SOVEREIGN BONDS 84.9%

Angola 0.3%
Angolan Government International Bond, Sr. Unsec’d. Notes	9.500%	11/12/25		200	$224,988

Argentina 0.3%
Argentine Republic Government International Bond, Sr. Unsec’d. Notes	5.625	01/26/22		180	76,322
Provincia de Buenos Aires/Government Bonds,
Sr. Unsec’d. Notes	9.125	03/16/24		200	68,500
Sr. Unsec’d. Notes	9.950	06/09/21		140	53,201

					198,023

Bahrain 0.3%
Bahrain Government International Bond, Sr. Unsec’d. Notes	6.125	07/05/22		200	213,128

Brazil 4.9%
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333	02/15/28		392	415,973
Brazil Notas do Tesouro Nacional,
Notes, Series NTNF	10.000	01/01/21	BRL	1,300	344,291
Notes, Series NTNF	10.000	01/01/23	BRL	3,011	849,875
Notes, Series NTNF	10.000	01/01/25	BRL	2,736	800,901
Notes, Series NTNF	10.000	01/01/27	BRL	3,820	1,150,191
Brazilian Government International Bond, Sr. Unsec’d. Notes	8.500	01/05/24	BRL	54	14,541

					3,575,772

Chile 2.9%
Bonos de la Tesoreria de la Republica en pesos,
Bonds	4.500	03/01/26	CLP	755,000	1,103,679
Bonds	5.000	03/01/35	CLP	120,000	190,167
Bonds, Series 30YR	6.000	01/01/43	CLP	255,000	465,520
Unsec’d. Notes, 144A	4.000	03/01/23	CLP	250,000	354,608

					2,113,974

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

China 0.6%
China Government Bond, Unsec’d. Notes, Series 1906	3.290%	05/23/29	CNH	3,000	$425,920

Colombia 4.6%
Colombian TES,
Bonds, Series B	6.000	04/28/28	COP	6,511,000	1,950,430
Bonds, Series B	6.250	11/26/25	COP	500,000	153,735
Bonds, Series B	7.000	06/30/32	COP	800,000	253,877
Bonds, Series B	7.250	10/18/34	COP	829,000	269,847
Bonds, Series B	7.500	08/26/26	COP	500,000	163,778
Bonds, Series B	10.000	07/24/24	COP	1,500,000	532,191

					3,323,858

Czech Republic 1.4%
Czech Republic Government Bond,
Bonds, Series 053	4.850	11/26/57	CZK	3,740	277,521
Bonds, Series 100	0.250	02/10/27	CZK	4,300	173,038
Bonds, Series 15YR	2.000	10/13/33	CZK	11,920	559,009

					1,009,568

Dominican Republic 0.6%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.875	04/18/24		250	266,565
Sr. Unsec’d. Notes	9.750	06/05/26	DOP	8,000	154,016

					420,581

Ecuador 0.4%
Ecuador Government International Bond, Sr. Unsec’d. Notes	10.750	03/28/22		260	275,928

Egypt 0.4%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	4.750	04/11/25	EUR	175	201,888
Sr. Unsec’d. Notes, EMTN	4.750	04/11/25	EUR	100	115,365

					317,253

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

El Salvador 0.2%
El Salvador Government International Bond, Sr. Unsec’d. Notes	7.750%	01/24/23		125	$136,564

Gabon 0.3%
Gabon Government International Bond, Bonds	6.375	12/12/24		200	198,940

Ghana 0.3%
Ghana Government International Bond, Sr. Unsec’d. Notes	7.875	08/07/23		200	217,651

Greece 0.3%
Hellenic Republic Government Bond, Bonds	3.500	01/30/23	EUR	165	202,988

Hungary 3.5%
Hungary Government Bond,
Bonds, Series 22/A	7.000	06/24/22	HUF	154,840	619,346
Bonds, Series 25/B	5.500	06/24/25	HUF	276,280	1,164,363
Bonds, Series 27/A	3.000	10/27/27	HUF	42,680	160,477
Bonds, Series 28/A	6.750	10/22/28	HUF	99,680	478,832
Bonds, Series 38/A	3.000	10/27/38	HUF	21,890	77,891

					2,500,909

Indonesia 8.7%
Indonesia Treasury Bond,
Sr. Unsec’d. Notes, Series 056	8.375	09/15/26	IDR	14,591,000	1,135,637
Sr. Unsec’d. Notes, Series 059	7.000	05/15/27	IDR	7,765,000	560,649
Sr. Unsec’d. Notes, Series 063	5.625	05/15/23	IDR	2,250,000	156,946
Sr. Unsec’d. Notes, Series 065	6.625	05/15/33	IDR	8,200,000	549,325
Sr. Unsec’d. Notes, Series 068	8.375	03/15/34	IDR	7,250,000	558,359
Sr. Unsec’d. Notes, Series 070	8.375	03/15/24	IDR	7,910,000	604,309
Sr. Unsec’d. Notes, Series 071	9.000	03/15/29	IDR	7,310,000	588,514
Sr. Unsec’d. Notes, Series 072	8.250	05/15/36	IDR	10,260,000	773,909
Sr. Unsec’d. Notes, Series 073	8.750	05/15/31	IDR	6,505,000	516,092
Sr. Unsec’d. Notes, Series 077	8.125	05/15/24	IDR	3,500,000	265,984
Sr. Unsec’d. Notes, Series 078	8.250	05/15/29	IDR	7,600,000	588,671
Sr. Unsec’d. Notes, Series 079	8.375	04/15/39	IDR	500,000	38,189

					6,336,584

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Iraq 0.4%
Iraq International Bond, Sr. Unsec’d. Notes	6.752%	03/09/23		280	$282,078

Ivory Coast 0.4%
Ivory Coast Government International Bond, Sr. Unsec’d. Notes	5.125	06/15/25	EUR	265	319,639

Kenya 0.3%
Kenya Government International Bond, Sr. Unsec’d. Notes	6.875	06/24/24		200	212,203

Malaysia 4.7%
Malaysia Government Bond,
Sr. Unsec’d. Notes, Series 116	3.800	08/17/23	MYR	2,000	487,415
Sr. Unsec’d. Notes, Series 118	3.882	03/14/25	MYR	1,977	485,596
Sr. Unsec’d. Notes, Series 217	4.059	09/30/24	MYR	335	82,755
Sr. Unsec’d. Notes, Series 311	4.392	04/15/26	MYR	285	72,196
Sr. Unsec’d. Notes, Series 313	3.480	03/15/23	MYR	1,100	265,075
Sr. Unsec’d. Notes, Series 316	3.900	11/30/26	MYR	3,070	754,817
Sr. Unsec’d. Notes, Series 317	4.762	04/07/37	MYR	500	134,711
Sr. Unsec’d. Notes, Series 411	4.232	06/30/31	MYR	1,770	446,813
Sr. Unsec’d. Notes, Series 413	3.844	04/15/33	MYR	140	33,888
Sr. Unsec’d. Notes, Series 417	3.899	11/16/27	MYR	1,370	337,421
Malaysia Government Investment Issue,
Sr. Unsec’d. Notes, Series 416	3.226	04/15/20	MYR	477	114,248
Sr. Unsec’d. Notes, Series 617	4.724	06/15/33	MYR	600	157,106

					3,372,041

Mexico 5.7%
Mexican Bonos,
Bonds, Series M20	7.500	06/03/27	MXN	34,595	1,879,224
Bonds, Series M20	7.750	05/29/31	MXN	7,800	433,632
Bonds, Series M20	8.000	11/07/47	MXN	16,410	939,336
Bonds, Series M30	10.000	11/20/36	MXN	9,600	646,072
Sr. Unsec’d. Notes, Series M30	8.500	11/18/38	MXN	3,700	220,602

					4,118,866

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Mongolia 0.3%
Mongolia Government International Bond, Sr. Unsec’d. Notes, EMTN	5.125%	12/05/22		230	$233,211

Pakistan 0.6%
Third Pakistan International Sukuk Co. Ltd. (The), Sr. Unsec’d. Notes, 144A	5.625	12/05/22		400	401,000

Peru 4.0%
Peru Government Bond,
Bonds	6.950	08/12/31	PEN	190	69,469
Sr. Unsec’d. Notes, 144A	6.150	08/12/32	PEN	2,180	748,467
Peruvian Government International Bond,
Sr. Unsec’d. Notes	6.350	08/12/28	PEN	300	104,499
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	871	321,707
Sr. Unsec’d. Notes	6.950	08/12/31	PEN	2,198	803,644
Sr. Unsec’d. Notes	8.200	08/12/26	PEN	1,797	680,462
Unsec’d. Notes	5.700	08/12/24	PEN	500	166,452

					2,894,700

Philippines 0.7%
Philippine Government Bond,
Sr. Unsec’d. Notes, Series 1060	3.625	09/09/25	PHP	5,600	105,035
Sr. Unsec’d. Notes, Series 2023	6.750	01/24/39	PHP	18,000	424,646

					529,681

Poland 4.4%
Republic of Poland Government Bond,
Bonds, Series 0725	3.250	07/25/25	PLN	4,640	1,307,646
Bonds, Series 0726	2.500	07/25/26	PLN	6,010	1,632,711
Bonds, Series 1024	2.250	10/25/24	PLN	1,000	267,791

					3,208,148

Romania 2.0%
Romania Government Bond,
Bonds, Series 05YR	4.250	06/28/23	RON	3,770	900,986
Bonds, Series 07YR	3.250	04/29/24	RON	750	171,935

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Romania (cont’d.)
Romania Government Bond, (cont’d.)
Bonds, Series 10YR	5.850%	04/26/23	RON	960	$241,010
Bonds, Series 15YR	3.650	09/24/31	RON	590	127,926

					1,441,857

Russia 5.5%
Russian Federal Bond - OFZ,
Bonds, Series 6218	8.500	09/17/31	RUB	14,092	255,815
Bonds, Series 6219	7.750	09/16/26	RUB	22,600	382,233
Bonds, Series 6221	7.700	03/23/33	RUB	27,090	465,142
Bonds, Series 6223	6.500	02/28/24	RUB	11,200	177,511
Bonds, Series 6226	7.950	10/07/26	RUB	79,490	1,355,579
Bonds, Series 6228	7.650	04/10/30	RUB	28,800	491,494
Bonds, Series 6229	7.150	11/12/25	RUB	25,700	419,232
Bonds, Series 6230	7.700	03/16/39	RUB	27,200	473,195

					4,020,201

South Africa 11.9%
Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2023	7.750	02/28/23	ZAR	1,500	99,914
Sr. Unsec’d. Notes, Series 2030	8.000	01/31/30	ZAR	2,300	139,952
Sr. Unsec’d. Notes, Series 2032	8.250	03/31/32	ZAR	30,600	1,833,543
Sr. Unsec’d. Notes, Series 2035	8.875	02/28/35	ZAR	2,490	152,983
Sr. Unsec’d. Notes, Series 2037	8.500	01/31/37	ZAR	12,850	748,778
Sr. Unsec’d. Notes, Series 2040	9.000	01/31/40	ZAR	10,450	629,306
Sr. Unsec’d. Notes, Series 2044	8.750	01/31/44	ZAR	10,485	608,424
Sr. Unsec’d. Notes, Series 2048	8.750	02/28/48	ZAR	12,075	696,107
Sr. Unsec’d. Notes, Series R186	10.500	12/21/26	ZAR	44,648	3,241,364
Sr. Unsec’d. Notes, Series R213	7.000	02/28/31	ZAR	7,830	431,957

					8,582,328

Sri Lanka 0.6%
Sri Lanka Government International Bond, Sr. Unsec’d. Notes	6.250	07/27/21		400	406,800

Thailand 7.4%
Thailand Government Bond,
Sr. Unsec’d. Notes	2.125	12/17/26	THB	19,520	672,185
Sr. Unsec’d. Notes	2.875	12/17/28	THB	22,100	813,101

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Thailand (cont’d.)
Thailand Government Bond, (cont’d.)
Sr. Unsec’d. Notes	2.875%		06/17/46	THB	3,150	$128,219
Sr. Unsec’d. Notes	3.300		06/17/38	THB	8,700	362,368
Sr. Unsec’d. Notes	3.400		06/17/36	THB	32,250	1,335,187
Sr. Unsec’d. Notes	3.625		06/16/23	THB	8,530	304,232
Sr. Unsec’d. Notes	3.650		06/20/31	THB	19,600	789,902
Sr. Unsec’d. Notes	3.775		06/25/32	THB	8,200	338,514
Sr. Unsec’d. Notes	4.875		06/22/29	THB	15,170	650,066

						5,393,774

Turkey 4.6%
Export Credit Bank of Turkey,
Sr. Unsec’d. Notes	4.250		09/18/22		250	240,000
Sr. Unsec’d. Notes	8.250		01/24/24		220	234,652
Turkey Government Bond,
Bonds	8.000		03/12/25	TRY	2,770	396,175
Bonds	8.800		09/27/23	TRY	500	77,791
Bonds	9.200		09/22/21	TRY	3,745	624,576
Bonds	10.500		08/11/27	TRY	1,800	283,353
Bonds	10.700		02/17/21	TRY	175	30,165
Bonds	11.000		03/02/22	TRY	1,500	255,752
Bonds	11.000		02/24/27	TRY	1,600	259,146
Bonds	12.200		01/18/23	TRY	4,515	788,136
Turkey Government International Bond, Sr. Unsec’d. Notes	7.375		02/05/25		155	166,237

						3,355,983

Ukraine 1.2%
Ukraine Government International Bond,
Bonds	15.879	(s)	04/01/20	UAH	5,330	200,999
Bonds	16.000		08/11/21	UAH	500	20,313
Bonds	17.000		05/11/22	UAH	500	20,712
Sr. Unsec’d. Notes	7.750		09/01/22		325	345,637
Unsec’d. Notes	15.700		01/08/20	UAH	4,095	165,111
Unsec’d. Notes, 144A	15.360		09/29/21	UAH	2,070	84,556

						837,328

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Uruguay 0.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	9.875%	06/20/22	UYU	3,260	$84,896
Sr. Unsec’d. Notes, 144A	8.500	03/15/28	UYU	1,870	41,460

					126,356

TOTAL SOVEREIGN BONDS (cost $60,175,652)					61,428,823

CORPORATE BONDS 8.5%

Bahrain 0.3%
Oil and Gas Holding Co. BSCC (The), Sr. Unsec’d. Notes	7.625	11/07/24		200	226,500

Belarus 0.3%
Development Bank of the Republic of Belarus JSC, Sr. Unsec’d. Notes, 144A	6.750	05/02/24		200	209,876

Brazil 0.3%
Petrobras Global Finance BV, Gtd. Notes	8.750	05/23/26		165	211,200

Indonesia 0.3%
Saka Energi Indonesia PT, Sr. Unsec’d. Notes	4.450	05/05/24		225	227,259

Jamaica 0.2%
Digicel Ltd., Gtd. Notes	6.750	03/01/23		235	123,377

Kazakhstan 0.4%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes	4.750	04/24/25		260	283,707

Mexico 1.8%
America Movil SAB de CV, Sr. Unsec’d. Notes	6.450	12/05/22	MXN	14,250	718,852
Petroleos Mexicanos, Gtd. Notes, 144A	6.490	01/23/27		55	58,713

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Mexico (cont’d.)
Petroleos Mexicanos, (cont’d.)
Gtd. Notes, 144A	7.650%		11/24/21	MXN	4,120	$208,641
Gtd. Notes, MTN	6.875		08/04/26		315	344,610

						1,330,816

Oman 0.3%
Lamar Funding Ltd., Gtd. Notes	3.958		05/07/25		200	186,737

Russia 3.2%
Gazprom Capital OOO,
Gtd. Notes, Series BO03	7.150	(cc)	02/15/28	RUB	90,000	1,403,844
Gtd. Notes, Series BO05	8.900	(cc)	02/03/27	RUB	42,000	708,706
Vnesheconombank Via VEB Finance PLC, Sr. Unsec’d. Notes	5.942		11/21/23		200	219,862

						2,332,412

South Africa 0.3%
Eskom Holdings SOC Ltd., Sr. Unsec’d. Notes, 144A, MTN	6.750		08/06/23		200	205,164

Supranational Bank 0.7%
European Bank for Reconstruction & Development, Sr. Unsec’d. Notes, GMTN	6.450		12/13/22	IDR	7,500,000	534,676

Tunisia 0.4%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes	5.625		02/17/24	EUR	180	196,173
Sr. Unsec’d. Notes	6.750		10/31/23	EUR	100	112,411

						308,584

TOTAL CORPORATE BONDS (cost $6,273,569)						6,180,308

TOTAL LONG-TERM INVESTMENTS (cost $66,449,221)						67,609,131

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	23

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value

SHORT-TERM INVESTMENT 3.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,483,525)(w)	2,483,525	$2,483,525

TOTAL INVESTMENTS 96.8% (cost $68,932,746)		70,092,656
Other assets in excess of liabilities(z) 3.2%		2,308,399

NET ASSETS 100.0%		$72,401,055

Below is a list of the abbreviation(s) used in the annual report:

ARS—Argentine Peso

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DOP—Dominican Peso

EGP—Egyptian Pound

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RON—Romanian Leu

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

UAH—Ukraine Hryvna

USD—US Dollar

UYU—Uruguayan Peso

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BROIS—Brazil Overnight Index Swap

See Notes to Financial Statements.

24

CLOIS—Sinacofi Chile Interbank Rate Average

COOIS—Colombia Overnight Interbank Reference Rate

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

T—Swap payment upon termination

WIBOR—Warsaw Interbank Offered Rate

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at October 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/29/19	Citibank, N.A.	ARS	11,168	$212,731	$167,032	$—	$(45,699)
Expiring 11/29/19	Citibank, N.A.	ARS	3,740	71,574	55,931	—	(15,643)
Brazilian Real,
Expiring 11/04/19	Citibank, N.A.	BRL	916	220,526	228,302	7,776	—
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	BRL	4,440	1,090,400	1,106,731	16,331	—
Expiring 11/04/19	The Toronto-Dominion Bank	BRL	11,529	2,765,989	2,873,823	107,834	—
Expiring 12/03/19	Barclays Bank PLC	BRL	254	63,000	63,082	82	—
Expiring 12/03/19	BNP Paribas S.A.	BRL	15,005	3,756,249	3,733,756	—	(22,493)
Expiring 12/03/19	Morgan Stanley & Co. International PLC	BRL	826	205,363	205,528	165	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	25

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso,
Expiring 12/18/19	Barclays Bank PLC	CLP	87,779	$123,000	$118,507	$—	$(4,493)
Expiring 12/18/19	BNP Paribas S.A.	CLP	203,807	280,980	275,153	—	(5,827)
Expiring 12/18/19	BNP Paribas S.A.	CLP	129,646	179,362	175,030	—	(4,332)
Expiring 12/18/19	BNP Paribas S.A.	CLP	103,780	144,050	140,110	—	(3,940)
Expiring 12/18/19	BNP Paribas S.A.	CLP	96,406	133,600	130,154	—	(3,446)
Expiring 12/18/19	Credit Suisse International	CLP	58,442	81,000	78,900	—	(2,100)
Expiring 12/18/19	Goldman Sachs International	CLP	152,252	213,000	205,550	—	(7,450)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	217,262	304,267	293,317	—	(10,950)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	104,347	144,688	140,875	—	(3,813)
Expiring 12/18/19	UBS AG	CLP	232,848	321,550	314,359	—	(7,191)
Expiring 12/18/19	UBS AG	CLP	80,140	113,000	108,194	—	(4,806)
Expiring 12/18/19	UBS AG	CLP	35,394	48,900	47,784	—	(1,116)
Chinese Renminbi,
Expiring 02/14/20	Bank of America, N.A.	CNH	258	36,561	36,535	—	(26)
Expiring 02/14/20	BNP Paribas S.A.	CNH	4,104	578,439	580,568	2,129	—
Expiring 02/14/20	Citibank, N.A.	CNH	1,175	166,000	166,217	217	—
Expiring 02/14/20	HSBC Bank USA, N.A.	CNH	466	65,904	65,949	45	—
Expiring 05/14/21	Citibank, N.A.	CNH	4,640	664,965	648,066	—	(16,899)
Colombian Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	2,467,400	719,673	728,682	9,009	—
Czech Koruna,
Expiring 01/17/20	Bank of America, N.A.	CZK	2,091	91,619	91,521	—	(98)

See Notes to Financial Statements.

26

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna (cont’d.),
Expiring 01/17/20	Barclays Bank PLC	CZK	25,495	$1,091,224	$1,115,800	$24,576	$—
Expiring 01/17/20	Barclays Bank PLC	CZK	2,930	126,000	128,239	2,239	—
Expiring 01/17/20	BNP Paribas S.A.	CZK	5,835	253,772	255,357	1,585	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	2,713	116,000	118,738	2,738	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	2,622	114,000	114,758	758	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	2,313	101,000	101,242	242	—
Expiring 01/17/20	UBS AG	CZK	3,544	154,000	155,091	1,091	—
Egyptian Pound,
Expiring 11/27/19	Citibank, N.A.	EGP	1,958	113,576	120,446	6,870	—
Expiring 11/27/19	Citibank, N.A.	EGP	1,274	73,936	78,386	4,450	—
Expiring 12/18/19	Citibank, N.A.	EGP	3,589	206,814	219,470	12,656	—
Expiring 12/23/19	Citibank, N.A.	EGP	843	50,000	51,501	1,501	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	1,454	86,007	88,773	2,766	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	609	36,007	37,165	1,158	—
Expiring 01/21/20	Citibank, N.A.	EGP	2,222	127,239	134,716	7,477	—
Expiring 01/28/20	Citibank, N.A.	EGP	2,160	127,159	130,773	3,614	—
Expiring 01/28/20	Citibank, N.A.	EGP	1,554	90,881	94,083	3,202	—
Expiring 01/30/20	Citibank, N.A.	EGP	1,486	85,274	89,942	4,668	—
Euro,
Expiring 01/17/20	HSBC Bank USA, N.A.	EUR	36	40,481	40,594	113	—
Hungarian Forint,
Expiring 01/17/20	Bank of America, N.A.	HUF	10,788	36,830	36,782	—	(48)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	27

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 01/17/20	Citibank, N.A.	HUF	26,947	$90,000	$91,874	$1,874	$—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	HUF	30,492	102,000	103,961	1,961	—
Indian Rupee,
Expiring 12/18/19	Citibank, N.A.	INR	45,964	630,703	643,044	12,341	—
Expiring 12/18/19	Citibank, N.A.	INR	16,389	227,000	229,280	2,280	—
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	108,226	1,489,588	1,514,098	24,510	—
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	13,182	185,000	184,423	—	(577)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	11,256	155,000	157,470	2,470	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	INR	8,340	116,000	116,675	675	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	INR	2,476	34,713	34,645	—	(68)
Indonesian Rupiah,
Expiring 12/18/19	BNP Paribas S.A.	IDR	1,706,100	121,000	120,511	—	(489)
Expiring 12/18/19	Citibank, N.A.	IDR	1,716,960	120,000	121,278	1,278	—
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	4,656,161	330,000	328,890	—	(1,110)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	1,419,660	99,000	100,278	1,278	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	IDR	2,495,150	175,000	176,246	1,246	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	IDR	1,730,093	122,371	122,206	—	(165)
Israeli Shekel,
Expiring 12/18/19	Bank of America, N.A.	ILS	652	187,000	185,390	—	(1,610)
Expiring 12/18/19	Barclays Bank PLC	ILS	605	173,000	172,096	—	(904)
Expiring 12/18/19	Barclays Bank PLC	ILS	524	151,000	148,914	—	(2,086)
Expiring 12/18/19	Barclays Bank PLC	ILS	418	120,000	118,927	—	(1,073)

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	ILS	376	$107,433	$106,903	$—	$(530)
Expiring 12/18/19	Barclays Bank PLC	ILS	225	64,267	63,869	—	(398)
Expiring 12/18/19	Citibank, N.A.	ILS	651	185,000	185,234	234	—
Expiring 12/18/19	Citibank, N.A.	ILS	625	177,000	177,734	734	—
Expiring 12/18/19	Citibank, N.A.	ILS	599	172,000	170,446	—	(1,554)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	409	116,073	116,216	143	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	246	70,031	69,953	—	(78)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	ILS	500	143,000	142,235	—	(765)
Japanese Yen,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	JPY	36,262	336,857	337,599	742	—
Malaysian Ringgit,
Expiring 12/18/19	Goldman Sachs International	MYR	3,156	753,567	757,222	3,655	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MYR	665	159,447	159,666	219	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MYR	353	84,550	84,605	55	—
Mexican Peso,
Expiring 12/18/19	Bank of America, N.A.	MXN	4,948	256,372	255,317	—	(1,055)
Expiring 12/18/19	Barclays Bank PLC	MXN	2,389	123,000	123,290	290	—
Expiring 12/18/19	Barclays Bank PLC	MXN	2,248	116,473	115,993	—	(480)
Expiring 12/18/19	Barclays Bank PLC	MXN	2,118	110,000	109,306	—	(694)
Expiring 12/18/19	Citibank, N.A.	MXN	7,564	382,123	390,299	8,176	—
Expiring 12/18/19	Citibank, N.A.	MXN	4,726	244,065	243,832	—	(233)
Expiring 12/18/19	HSBC Bank USA, N.A.	MXN	1,869	96,000	96,450	450	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	29

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	42,717	$2,116,970	$2,204,155	$87,185	$—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MXN	3,669	190,000	189,332	—	(668)
Expiring 12/18/19	The Toronto-Dominion Bank	MXN	3,323	170,670	171,446	776	—
Expiring 12/18/19	UBS AG	MXN	5,165	259,358	266,511	7,153	—
Expiring 12/18/19	UBS AG	MXN	2,123	110,000	109,518	—	(482)
New Taiwanese Dollar,
Expiring 12/18/19	Barclays Bank PLC	TWD	7,009	232,000	231,406	—	(594)
Expiring 12/18/19	Barclays Bank PLC	TWD	6,606	218,000	218,104	104	—
Expiring 12/18/19	Credit Suisse International	TWD	12,139	396,000	400,779	4,779	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	29,197	953,560	963,996	10,436	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	1,692	55,171	55,873	702	—
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	526	155,000	156,901	1,901	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	2,673	790,771	797,918	7,147	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	764	226,000	228,093	2,093	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	688	202,000	205,321	3,321	—
Expiring 12/18/19	HSBC Bank USA, N.A.	PEN	871	261,131	260,139	—	(992)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PEN	230	68,530	68,515	—	(15)
Philippine Peso,
Expiring 12/18/19	Barclays Bank PLC	PHP	14,631	286,000	287,643	1,643	—
Expiring 12/18/19	Credit Suisse International	PHP	7,663	150,000	150,644	644	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	5,684	108,813	111,735	2,922	—

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso (cont’d.),
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PHP	7,516	$144,000	$147,760	$3,760	$—
Polish Zloty,
Expiring 01/17/20	Bank of America, N.A.	PLN	822	215,663	215,334	—	(329)
Expiring 01/17/20	Barclays Bank PLC	PLN	368	96,000	96,362	362	—
Expiring 01/17/20	BNP Paribas S.A.	PLN	645	167,711	168,961	1,250	—
Expiring 01/17/20	Citibank, N.A.	PLN	510	131,000	133,496	2,496	—
Expiring 01/17/20	Citibank, N.A.	PLN	416	107,000	108,816	1,816	—
Expiring 01/17/20	HSBC Bank USA, N.A.	PLN	480	125,000	125,783	783	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	PLN	10,504	2,702,459	2,750,913	48,454	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	PLN	505	131,000	132,220	1,220	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	PLN	162	42,365	42,472	107	—
Expiring 01/17/20	UBS AG	PLN	584	152,000	152,929	929	—
Romanian Leu,
Expiring 01/17/20	Bank of America, N.A.	RON	194	45,577	45,562	—	(15)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	RON	570	133,592	133,575	—	(17)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	RON	245	56,760	57,470	710	—
Russian Ruble,
Expiring 12/18/19	Barclays Bank PLC	RUB	8,848	135,000	137,012	2,012	—
Expiring 12/18/19	Barclays Bank PLC	RUB	6,161	93,000	95,409	2,409	—
Expiring 12/18/19	Barclays Bank PLC	RUB	5,919	91,000	91,651	651	—
Expiring 12/18/19	Barclays Bank PLC	RUB	5,067	78,000	78,463	463	—
Expiring 12/18/19	Barclays Bank PLC	RUB	3,441	53,391	53,288	—	(103)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	31

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/18/19	Citibank, N.A.	RUB	8,547	$132,000	$132,349	$349	$—
Expiring 12/18/19	Citibank, N.A.	RUB	6,784	104,652	105,052	400	—
Expiring 12/18/19	Citibank, N.A.	RUB	5,886	88,000	91,149	3,149	—
Expiring 12/18/19	Citibank, N.A.	RUB	3,151	48,967	48,794	—	(173)
Expiring 12/18/19	Citibank, N.A.	RUB	2,688	39,798	41,620	1,822	—
Expiring 12/18/19	Credit Suisse International	RUB	11,121	172,408	172,210	—	(198)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	13,546	209,300	209,756	456	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	101,743	1,497,321	1,575,476	78,155	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	41,276	610,000	639,148	29,148	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	16,112	249,887	249,488	—	(399)
Singapore Dollar,
Expiring 12/18/19	Bank of America, N.A.	SGD	69	50,466	50,484	18	—
Expiring 12/18/19	Barclays Bank PLC	SGD	238	175,000	175,294	294	—
Expiring 12/18/19	Barclays Bank PLC	SGD	132	96,000	97,292	1,292	—
Expiring 12/18/19	Citibank, N.A.	SGD	396	288,428	291,542	3,114	—
Expiring 12/18/19	Citibank, N.A.	SGD	376	276,000	276,601	601	—
Expiring 12/18/19	Citibank, N.A.	SGD	200	145,000	146,856	1,856	—
Expiring 12/18/19	Goldman Sachs International	SGD	1,271	933,900	934,856	956	—
Expiring 12/18/19	Goldman Sachs International	SGD	314	231,000	231,226	226	—
Expiring 12/18/19	HSBC Bank USA, N.A.	SGD	240	176,000	176,325	325	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	287	211,000	211,280	280	—

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	279	$205,000	$205,205	$205	$—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	165	119,000	121,079	2,079	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	341	248,000	250,907	2,907	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	226	165,000	166,444	1,444	—
South African Rand,
Expiring 12/18/19	Bank of America, N.A.	ZAR	2,589	170,860	170,205	—	(655)
Expiring 12/18/19	Citibank, N.A.	ZAR	1,390	93,000	91,386	—	(1,614)
Expiring 12/18/19	Citibank, N.A.	ZAR	1,262	81,611	82,989	1,378	—
Expiring 12/18/19	HSBC Bank USA, N.A.	ZAR	1,804	121,000	118,622	—	(2,378)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	2,658	172,719	174,738	2,019	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	2,650	174,449	174,196	—	(253)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	1,090	74,000	71,684	—	(2,316)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	924	63,000	60,776	—	(2,224)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	852	55,641	56,017	376	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	732	47,811	48,130	319	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	465	29,928	30,597	669	—
Expiring 12/18/19	The Toronto-Dominion Bank	ZAR	929	63,000	61,107	—	(1,893)
Expiring 12/18/19	UBS AG	ZAR	1,034	68,000	67,965	—	(35)
South Korean Won,
Expiring 12/18/19	Barclays Bank PLC	KRW	222,151	189,000	190,009	1,009	—
Expiring 12/18/19	BNP Paribas S.A.	KRW	216,489	182,000	185,167	3,167	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	367,231	309,000	314,099	5,099	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	33

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	262,592	$221,000	$224,600	$3,600	$—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	257,753	216,000	220,460	4,460	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	246,266	211,026	210,635	—	(391)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	234,174	197,000	200,293	3,293	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	153,101	130,000	130,950	950	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	KRW	64,238	54,977	54,944	—	(33)
Swiss Franc,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	139	140,900	141,558	658	—
Thai Baht,
Expiring 12/18/19	Bank of America, N.A.	THB	1,194	39,579	39,570	—	(9)
Expiring 12/18/19	Barclays Bank PLC	THB	4,718	153,000	156,325	3,325	—
Expiring 12/18/19	BNP Paribas S.A.	THB	8,332	274,000	276,074	2,074	—
Expiring 12/18/19	Citibank, N.A.	THB	9,725	317,307	322,258	4,951	—
Expiring 12/18/19	Citibank, N.A.	THB	8,774	287,000	290,718	3,718	—
Expiring 12/18/19	Citibank, N.A.	THB	6,300	205,610	208,757	3,147	—
Expiring 12/18/19	Citibank, N.A.	THB	4,011	131,000	132,914	1,914	—
Expiring 12/18/19	Credit Suisse International	THB	12,521	407,000	414,900	7,900	—
Expiring 12/18/19	Goldman Sachs International	THB	7,294	239,000	241,690	2,690	—
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	8,796	288,000	291,444	3,444	—
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	3,420	112,000	113,339	1,339	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	32,253	1,051,045	1,068,734	17,689	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	5,107	167,000	169,219	2,219	—

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	4,952	$163,000	$164,085	$1,085	$—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	3,789	123,947	125,565	1,618	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	3,703	121,000	122,700	1,700	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	THB	5,296	173,000	175,499	2,499	—
Turkish Lira,
Expiring 12/18/19	Bank of America, N.A.	TRY	466	80,554	80,415	—	(139)
Expiring 12/18/19	Barclays Bank PLC	TRY	1,172	200,125	202,376	2,251	—
Expiring 12/18/19	Barclays Bank PLC	TRY	1,028	175,675	177,450	1,775	—
Expiring 12/18/19	Barclays Bank PLC	TRY	827	141,471	142,874	1,403	—
Expiring 12/18/19	Barclays Bank PLC	TRY	817	140,700	141,002	302	—
Expiring 12/18/19	Barclays Bank PLC	TRY	289	49,000	49,846	846	—
Expiring 12/18/19	Citibank, N.A.	TRY	343	59,000	59,296	296	—
Expiring 12/18/19	Citibank, N.A.	TRY	172	29,646	29,747	101	—
Expiring 12/18/19	Goldman Sachs International	TRY	1,011	172,408	174,660	2,252	—
Expiring 12/18/19	Goldman Sachs International	TRY	902	154,800	155,697	897	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	2,823	472,647	487,406	14,759	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	TRY	2,502	422,276	432,013	9,737	—
Expiring 12/18/19	UBS AG	TRY	322	55,000	55,630	630	—
Ukraine Hryvna,
Expiring 01/16/20	Bank of America, N.A.	UAH	3,973	154,956	156,010	1,054	—
Expiring 01/24/20	Citibank, N.A.	UAH	961	37,164	37,627	463	—

				$51,938,674	$52,490,792	742,282	(190,164)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	35

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Argentine Peso,
Expiring 11/29/19	Citibank, N.A.	ARS	4,927	$70,531	$73,681	$—	$(3,150)
Brazilian Real,
Expiring 11/04/19	Barclays Bank PLC	BRL	516	123,000	128,637	—	(5,637)
Expiring 11/04/19	BNP Paribas S.A.	BRL	15,005	3,762,277	3,740,465	21,812	—
Expiring 11/04/19	Citibank, N.A.	BRL	1,363	331,689	339,754	—	(8,065)
Expiring 12/03/19	BNP Paribas S.A.	BRL	918	228,322	228,506	—	(184)
Expiring 12/03/19	Citibank, N.A.	BRL	149	37,182	37,050	132	—
Canadian Dollar,
Expiring 01/22/20	Barclays Bank PLC	CAD	678	516,085	514,641	1,444	—
Chilean Peso,
Expiring 12/18/19	Bank of America, N.A.	CLP	151,000	209,170	203,859	5,311	—
Expiring 12/18/19	Barclays Bank PLC	CLP	673,748	947,940	909,603	38,337	—
Expiring 12/18/19	Barclays Bank PLC	CLP	87,296	118,000	117,856	144	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	1,347,496	1,868,927	1,819,206	49,721	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	57,316	78,796	77,381	1,415	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	673,748	934,463	909,603	24,860	—
Chinese Renminbi,
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	4,640	666,044	648,067	17,977	—
Colombian Peso,
Expiring 12/18/19	Barclays Bank PLC	COP	371,914	110,000	109,835	165	—
Expiring 12/18/19	Barclays Bank PLC	COP	335,364	99,000	99,041	—	(41)
Expiring 12/18/19	Barclays Bank PLC	COP	229,928	68,000	67,903	97	—
Expiring 12/18/19	Citibank, N.A.	COP	245,390	71,000	72,470	—	(1,470)

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/18/19	Goldman Sachs International	COP	718,007	$211,365	$212,045	$—	$(680)
Expiring 12/18/19	Goldman Sachs International	COP	337,850	100,000	99,775	225	—
Expiring 12/18/19	Goldman Sachs International	COP	325,920	96,000	96,252	—	(252)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	707,853	209,300	209,046	254	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	203,857	60,000	60,204	—	(204)
Expiring 12/18/19	UBS AG	COP	329,208	95,000	97,223	—	(2,223)
Czech Koruna,
Expiring 01/17/20	HSBC Bank USA, N.A.	CZK	1,088	47,497	47,624	—	(127)
Egyptian Pound,
Expiring 12/23/19	Citibank, N.A.	EGP	2,315	139,122	141,387	—	(2,265)
Expiring 12/23/19	Citibank, N.A.	EGP	590	35,554	36,051	—	(497)
Euro,
Expiring 01/17/20	Bank of America, N.A.	EUR	82	92,176	92,178	—	(2)
Expiring 01/17/20	HSBC Bank USA, N.A.	EUR	1,159	1,287,138	1,300,346	—	(13,208)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	1,244	1,381,550	1,394,816	—	(13,266)
Expiring 01/17/20	UBS AG	EUR	1,351	1,496,569	1,514,969	—	(18,400)
Hungarian Forint,
Expiring 01/17/20	Barclays Bank PLC	HUF	32,682	111,000	111,428	—	(428)
Expiring 01/17/20	The Toronto-Dominion Bank	HUF	224,765	753,046	766,322	—	(13,276)
Indian Rupee,
Expiring 12/18/19	Bank of America, N.A.	INR	17,468	243,000	244,381	—	(1,381)
Expiring 12/18/19	Citibank, N.A.	INR	13,255	185,000	185,443	—	(443)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	26,003	361,427	363,784	—	(2,357)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	37

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	18,046	$252,000	$252,465	$—	$(465)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	12,380	172,408	173,199	—	(791)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	INR	3,978	55,171	55,654	—	(483)
Indonesian Rupiah,
Expiring 12/18/19	Barclays Bank PLC	IDR	1,438,750	100,000	101,627	—	(1,627)
Expiring 12/18/19	Citibank, N.A.	IDR	2,834,954	199,000	200,248	—	(1,248)
Expiring 12/18/19	Citibank, N.A.	IDR	1,909,980	135,000	134,912	88	—
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	26,764,143	1,860,688	1,890,498	—	(29,810)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	2,193,560	155,000	154,943	57	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	2,523,135	177,000	178,223	—	(1,223)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	2,124,293	149,000	150,050	—	(1,050)
Israeli Shekel,
Expiring 12/18/19	Barclays Bank PLC	ILS	2,472	705,044	703,156	1,888	—
Expiring 12/18/19	Citibank, N.A.	ILS	572	162,000	162,826	—	(826)
Expiring 12/18/19	Citibank, N.A.	ILS	539	153,000	153,396	—	(396)
Malaysian Ringgit,
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MYR	672	159,740	161,262	—	(1,522)
Expiring 12/18/19	UBS AG	MYR	1,527	363,630	366,310	—	(2,680)
Mexican Peso,
Expiring 12/18/19	Citibank, N.A.	MXN	4,373	227,000	225,619	1,381	—
Expiring 12/18/19	HSBC Bank USA, N.A.	MXN	1,546	78,644	79,777	—	(1,133)
Expiring 12/18/19	HSBC Bank USA, N.A.	MXN	1,066	55,190	54,982	208	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	3,658	185,830	188,745	—	(2,915)

See Notes to Financial Statements.

38

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	3,161	$158,111	$163,089	$—	$(4,978)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	2,090	106,000	107,825	—	(1,825)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	1,930	99,985	99,594	391	—
Expiring 12/18/19	The Toronto-Dominion Bank	MXN	7,540	376,190	389,036	—	(12,846)
New Taiwanese Dollar,
Expiring 12/18/19	BNP Paribas S.A.	TWD	9,993	324,000	329,932	—	(5,932)
Expiring 12/18/19	BNP Paribas S.A.	TWD	4,504	147,000	148,720	—	(1,720)
Expiring 12/18/19	Credit Suisse International	TWD	81,725	2,631,918	2,698,309	—	(66,391)
Expiring 12/18/19	Credit Suisse International	TWD	4,642	150,000	153,256	—	(3,256)
Expiring 12/18/19	Goldman Sachs International	TWD	8,505	280,000	280,818	—	(818)
Expiring 12/18/19	Goldman Sachs International	TWD	7,007	226,000	231,361	—	(5,361)
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	12,180	398,000	402,146	—	(4,146)
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	9,009	291,000	297,446	—	(6,446)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	6,695	220,000	221,049	—	(1,049)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	5,251	170,000	173,382	—	(3,382)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	TWD	2,459	81,168	81,179	—	(11)
New Zealand Dollar,
Expiring 01/22/20	Morgan Stanley & Co. International PLC	NZD	740	469,527	475,089	—	(5,562)
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	815	243,000	243,383	—	(383)
Expiring 12/18/19	Bank of America, N.A.	PEN	765	227,000	228,238	—	(1,238)
Expiring 12/18/19	Bank of America, N.A.	PEN	530	158,000	158,301	—	(301)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	39

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/18/19	Deutsche Bank AG	PEN	335	$98,887	$99,934	$—	$(1,047)
Expiring 12/18/19	Goldman Sachs International	PEN	415	122,028	123,823	—	(1,795)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	776	231,000	231,536	—	(536)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	720	213,000	214,830	—	(1,830)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	448	132,274	133,667	—	(1,393)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	414	123,000	123,532	—	(532)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	354	104,086	105,695	—	(1,609)
Philippine Peso,
Expiring 12/18/19	Barclays Bank PLC	PHP	8,392	161,000	164,983	—	(3,983)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	11,964	228,000	235,201	—	(7,201)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	8,875	169,000	174,466	—	(5,466)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	8,374	160,000	164,634	—	(4,634)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	9,862	189,000	193,880	—	(4,880)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PHP	8,714	166,000	171,314	—	(5,314)
Polish Zloty,
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	PLN	227	59,574	59,489	85	—
Romanian Leu,
Expiring 01/17/20	HSBC Bank USA, N.A.	RON	177	41,399	41,582	—	(183)
Russian Ruble,
Expiring 12/18/19	Bank of America, N.A.	RUB	5,338	81,000	82,651	—	(1,651)
Expiring 12/18/19	Barclays Bank PLC	RUB	5,442	83,000	84,267	—	(1,267)
Expiring 12/18/19	Barclays Bank PLC	RUB	5,149	78,000	79,729	—	(1,729)
Expiring 12/18/19	Citibank, N.A.	RUB	4,780	73,000	74,013	—	(1,013)

See Notes to Financial Statements.

40

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	27,434	$423,364	$424,812	$—	$(1,448)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	17,216	258,711	266,586	—	(7,875)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	11,427	173,602	176,951	—	(3,349)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	8,412	124,949	130,262	—	(5,313)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	5,096	79,000	78,909	91	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	4,734	72,927	73,309	—	(382)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	2,464	37,588	38,162	—	(574)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	3,051	47,345	47,239	106	—
Singapore Dollar,
Expiring 12/18/19	Goldman Sachs International	SGD	840	603,890	618,061	—	(14,171)
Expiring 12/18/19	HSBC Bank USA, N.A.	SGD	201	147,000	147,877	—	(877)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	284	208,000	208,511	—	(511)
South African Rand,
Expiring 12/18/19	Bank of America, N.A.	ZAR	15,703	1,030,114	1,032,406	—	(2,292)
Expiring 12/18/19	Bank of America, N.A.	ZAR	4,397	289,863	289,101	762	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	17,277	1,126,785	1,135,883	—	(9,098)
Expiring 12/18/19	Barclays Bank PLC	ZAR	4,429	295,400	291,168	4,232	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	2,605	172,401	171,297	1,104	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	2,589	171,771	170,209	1,562	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	2,573	172,408	169,189	3,219	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	1,241	81,000	81,599	—	(599)
Expiring 12/18/19	Citibank, N.A.	ZAR	2,611	170,794	171,652	—	(858)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	41

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/18/19	Goldman Sachs International	ZAR	2,191	$146,869	$144,052	$2,817	$—
Expiring 12/18/19	HSBC Bank USA, N.A.	ZAR	1,104	73,235	72,586	649	—
Expiring 12/18/19	HSBC Bank USA, N.A.	ZAR	919	62,067	60,389	1,678	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	3,400	228,876	223,560	5,316	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	3,103	208,692	204,023	4,669	—
South Korean Won,
Expiring 12/18/19	Citibank, N.A.	KRW	513,159	426,939	438,914	—	(11,975)
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	161,143	135,000	137,828	—	(2,828)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	128,272	107,000	109,713	—	(2,713)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	125,790	105,000	107,590	—	(2,590)
Swiss Franc,
Expiring 01/17/20	UBS AG	CHF	137	138,249	139,812	—	(1,563)
Thai Baht,
Expiring 12/18/19	Bank of America, N.A.	THB	6,571	212,236	217,720	—	(5,484)
Expiring 12/18/19	Barclays Bank PLC	THB	5,635	183,000	186,735	—	(3,735)
Expiring 12/18/19	Citibank, N.A.	THB	4,370	142,000	144,804	—	(2,804)
Expiring 12/18/19	Citibank, N.A.	THB	2,392	78,123	79,248	—	(1,125)
Expiring 12/18/19	Citibank, N.A.	THB	1,493	48,527	49,459	—	(932)
Expiring 12/18/19	Goldman Sachs International	THB	6,307	205,000	208,980	—	(3,980)
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	8,920	295,000	295,576	—	(576)
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	5,400	176,000	178,921	—	(2,921)
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	2,524	82,756	83,644	—	(888)

See Notes to Financial Statements.

42

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	5,322	$176,000	$176,355	$—	$(355)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	3,634	118,000	120,428	—	(2,428)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	2,941	96,056	97,450	—	(1,394)
Turkish Lira,
Expiring 12/18/19	Barclays Bank PLC	TRY	1,194	201,832	206,165	—	(4,333)
Expiring 12/18/19	Barclays Bank PLC	TRY	685	113,000	118,226	—	(5,226)
Expiring 12/18/19	Barclays Bank PLC	TRY	459	77,000	79,214	—	(2,214)
Expiring 12/18/19	Barclays Bank PLC	TRY	379	63,000	65,524	—	(2,524)
Expiring 12/18/19	Barclays Bank PLC	TRY	304	51,000	52,508	—	(1,508)
Expiring 12/18/19	Barclays Bank PLC	TRY	169	28,000	29,104	—	(1,104)
Expiring 12/18/19	BNP Paribas S.A.	TRY	974	163,278	168,265	—	(4,987)
Expiring 12/18/19	Citibank, N.A.	TRY	711	120,546	122,739	—	(2,193)
Expiring 12/18/19	HSBC Bank USA, N.A.	TRY	242	41,378	41,733	—	(355)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	3,530	583,813	609,554	—	(25,741)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	841	138,660	145,217	—	(6,557)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	556	91,606	95,928	—	(4,322)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	555	93,000	95,886	—	(2,886)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	326	56,199	56,219	—	(20)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	TRY	829	139,022	143,190	—	(4,168)

				$42,853,533	$43,130,545	192,197	(469,209)

						$934,479	$(659,373)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	43

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements:
BRL	12,215	01/04/21	4.580	%(T)	1 Day BROIS(1)(T)	$—	$(1,935)	$(1,935)
BRL	8,389	01/04/21	5.600	%(T)	1 Day BROIS(1)(T)	(1,052)	(25,218)	(24,166)
BRL	4,545	01/02/23	5.517	%(T)	1 Day BROIS(2)(T)	—	6,114	6,114
BRL	10,296	01/02/23	5.690	%(T)	1 Day BROIS(2)(T)	—	27,951	27,951
BRL	3,533	01/02/23	6.178	%(T)	1 Day BROIS(2)(T)	—	23,834	23,834
BRL	2,837	01/02/25	5.840	%(T)	1 Day BROIS(2)(T)	—	(1,283)	(1,283)
BRL	818	01/02/25	5.900	%(T)	1 Day BROIS(1)(T)	—	(267)	(267)
BRL	1,294	01/04/27	7.330	%(T)	1 Day BROIS(2)(T)	—	31,117	31,117
CLP	410,000	10/24/22	1.815	%(S)	1 Day CLOIS(2)(S)	—	1,044	1,044
CLP	320,000	10/29/24	1.980	%(S)	1 Day CLOIS(2)(S)	—	(4,550)	(4,550)
CNH	5,000	03/11/24	2.880	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	32	(5,759)	(5,791)
CNH	4,510	03/13/24	2.945	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	5	(3,550)	(3,555)
CNH	2,320	04/10/24	3.100	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	180	180
CNH	1,645	04/22/24	3.170	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	769	769
CNH	1,645	04/23/24	3.230	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	1,355	1,355
CNH	4,900	05/15/24	3.005	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	4	(2,362)	(2,366)
CNH	6,130	06/05/24	2.925	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	7	(6,259)	(6,266)
CNH	12,235	06/19/24	2.875	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(16,718)	(16,718)
CNH	8,300	08/06/24	2.745	%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(10)	(18,911)	(18,901)
COP	950,000	12/12/23	5.530	%(Q)	1 Day COOIS(2)(Q)	—	9,897	9,897
COP	3,145,000	07/09/24	4.510	%(Q)	1 Day COOIS(1)(Q)	—	8,319	8,319
COP	1,746,000	08/08/24	4.560	%(Q)	1 Day COOIS(1)(Q)	—	3,421	3,421
COP	833,120	05/28/29	5.840	%(Q)	1 Day COOIS(2)(Q)	9,908	9,921	13
KRW	1,800,000	06/26/24	1.385	%(Q)	3 Month KWCDC(2)(Q)	12,695	2,547	(10,148)
KRW	864,155	07/26/24	1.246	%(Q)	3 Month KWCDC(2)(Q)	18	(3,166)	(3,184)
KRW	844,600	08/05/24	1.143	%(Q)	3 Month KWCDC(2)(Q)	7	(7,292)	(7,299)
KRW	870,000	08/05/24	1.153	%(Q)	3 Month KWCDC(2)(Q)	7	(7,148)	(7,155)
MXN	20,156	03/20/24	7.703	%(M)	28 Day Mexican Interbank Rate(2)(M)	4,663	56,604	51,941

See Notes to Financial Statements.

44

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
	Centrally Cleared Interest Rate Swap Agreements (cont’d.):
MXN	14,600	05/16/29	7.980%(M)	28 Day Mexican Interbank Rate(2)(M)	$—	$76,408	$76,408
MXN	16,810	05/22/29	8.075%(M)	28 Day Mexican Interbank Rate(2)(M)	4,049	94,178	90,129
PLN	3,430	09/21/22	2.312%(A)	6 Month WIBOR(2)(S)	—	15,253	15,253
PLN	2,700	07/24/24	1.798%(A)	6 Month WIBOR(2)(S)	—	1,714	1,714
PLN	4,898	11/22/24	2.125%(A)	6 Month WIBOR(1)(S)	(24,164)	(23,381)	783
ZAR	13,345	08/07/24	7.080%(Q)	3 Month JIBAR(1)(Q)	29	(353)	(382)
ZAR	19,070	08/07/24	7.090%(Q)	3 Month JIBAR(1)(Q)	277	(1,047)	(1,324)
ZAR	13,894	10/17/24	6.890%(Q)	3 Month JIBAR(1)(Q)	(404)	8,560	8,964
ZAR	14,600	10/09/26	7.190%(Q)	3 Month JIBAR(1)(Q)	22	11,204	11,182
ZAR	10,560	10/30/29	7.759%(Q)	3 Month JIBAR(1)(Q)	37	1,964	1,927

					$6,130	$263,155	$257,025

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC Interest Rate Swap Agreements:
MYR	2,000	07/10/24	3.368%(Q)	3 Month KLIBOR(2)(Q)	$1,751	$2	$1,749	JPMorgan Chase Bank, N.A.
MYR	1,800	10/29/24	3.273%(Q)	3 Month KLIBOR(2)(Q)	(1,350)	3	(1,353)	JPMorgan Chase Bank, N.A.

					$401	$5	$396

(1)	The Series pays the fixed rate and receives the floating rate.
(2)	The Series pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	45

Schedule of Investments (continued)

as of October 31, 2019

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$5	$—	$1,749	$(1,353)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$735,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Sovereign Bonds
Angola	$—	$224,988	$—
Argentina	—	198,023	—
Bahrain	—	213,128	—
Brazil	—	3,575,772	—
Chile	—	2,113,974	—
China	—	425,920	—
Colombia	—	3,323,858	—
Czech Republic	—	1,009,568	—
Dominican Republic	—	420,581	—
Ecuador	—	275,928	—
Egypt	—	317,253	—
El Salvador	—	136,564	—
Gabon	—	198,940	—
Ghana	—	217,651	—
Greece	—	202,988	—
Hungary	—	2,500,909	—
Indonesia	—	6,336,584	—

See Notes to Financial Statements.

46

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Iraq	$—	$282,078	$—
Ivory Coast	—	319,639	—
Kenya	—	212,203	—
Malaysia	—	3,372,041	—
Mexico	—	4,118,866	—
Mongolia	—	233,211	—
Pakistan	—	401,000	—
Peru	—	2,894,700	—
Philippines	—	529,681	—
Poland	—	3,208,148	—
Romania	—	1,441,857	—
Russia	—	4,020,201	—
South Africa	—	8,582,328	—
Sri Lanka	—	406,800	—
Thailand	—	5,393,774	—
Turkey	—	3,355,983	—
Ukraine	—	837,328	—
Uruguay	—	126,356	—
Corporate Bonds
Bahrain	—	226,500	—
Belarus	—	209,876	—
Brazil	—	211,200	—
Indonesia	—	227,259	—
Jamaica	—	123,377	—
Kazakhstan	—	283,707	—
Mexico	—	1,330,816	—
Oman	—	186,737	—
Russia	—	2,332,412	—
South Africa	—	205,164	—
Supranational Bank	—	534,676	—
Tunisia	—	308,584	—
Affiliated Mutual Fund	2,483,525	—	—

Total	$2,483,525	$67,609,131	$—

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$934,479	$—
Centrally Cleared Interest Rate Swap Agreements	—	372,315	—
OTC Interest Rate Swap Agreement	—	1,751	—

Total	$—	$1,308,545	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(659,373)	$—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	47

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$(115,290)	$—
OTC Interest Rate Swap Agreement	—	(1,350)	—

Total	$—	$(776,013)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Sovereign Bonds	84.9%
Affiliated Mutual Fund	3.4
Investment Companies	2.9
Oil & Gas	2.1
Telecommunications	1.2
Banks	1.0
Multi-National	0.7

Electric	0.6%

96.8
Other assets in excess of liabilities	3.2

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$934,479		Unrealized depreciation on OTC forward foreign currency exchange contracts	$659,373
Interest rate contracts	Due from/to broker-variation margin swaps	372,315	*	Due from/to broker-variation margin swaps	115,290	*

See Notes to Financial Statements.

48

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Premiums paid for OTC swap agreements	$5	—	$—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,749	Unrealized depreciation on OTC swap agreements	1,353

		$1,308,548		$776,016

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$245,339	$—
Interest rate contracts	—	153,982

Total	$245,339	$153,982

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(63,796)	$—
Interest rate contracts	—	349,290

Total	$(63,796)	$349,290

For the year ended October 31, 2019, the Series’ average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts— Purchased(1)
$45,316,043

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	49

Schedule of Investments (continued)

as of October 31, 2019

Forward Foreign Currency Exchange Contracts— Sold(1)	Cross Currency Exchange Contracts(2)	Interest Rate Swap Agreements(3)
$35,637,313	$253,839	$14,049,664

(1)	Value at Settlement Date.
(2)	Value at Trade Date.
(3)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$9,046	$(16,716)	$(7,670)	$—	$(7,670)
Barclays Bank PLC	99,520	(56,408)	43,112	—	43,112
BNP Paribas S.A.	44,578	(53,350)	(8,772)	—	(8,772)
Citibank, N.A.	112,520	(121,075)	(8,555)	—	(8,555)
Credit Suisse International	13,323	(71,945)	(58,622)	—	(58,622)
Deutsche Bank AG	—	(1,047)	(1,047)	—	(1,047)
Goldman Sachs International	13,718	(34,507)	(20,789)	—	(20,789)
HSBC Bank USA, N.A.	49,230	(89,469)	(40,239)	—	(40,239)
JPMorgan Chase Bank, N.A.	312,415	(131,008)	181,407	—	181,407
Morgan Stanley & Co. International PLC	163,470	(18,690)	144,780	—	144,780
The Toronto-Dominion Bank	108,610	(28,015)	80,595	—	80,595
UBS AG	9,803	(38,496)	(28,693)	—	(28,693)

	$936,233	$(660,726)	$275,507	$—	$275,507

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

50

(2)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions and the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	51

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $66,449,221)	$67,609,131
Affiliated investments (cost $2,483,525)	2,483,525
Cash	12,862
Foreign currency, at value (cost $111,951)	113,264
Receivable for Series shares sold	2,222,918
Dividends and interest receivable	1,242,542
Unrealized appreciation on OTC forward foreign currency exchange contracts	934,479
Deposit with broker for centrally cleared/exchange-traded derivatives	735,000
Tax reclaim receivable	81,826
Due from broker—variation margin swaps	35,226
Receivable for investments sold	7,844
Unrealized appreciation on OTC swap agreements	1,749
Premiums paid for OTC swap agreements	5
Prepaid expenses	923

Total Assets	75,481,294

Liabilities
Payable for Series shares reacquired	2,231,746
Unrealized depreciation on OTC forward foreign currency exchange contracts	659,373
Payable for investments purchased	92,946
Accrued expenses and other liabilities	76,936
Management fee payable	15,544
Unrealized depreciation on OTC swap agreements	1,353
Distribution fee payable	1,254
Affiliated transfer agent fee payable	685
Dividends payable	402

Total Liabilities	3,080,239

Net Assets	$72,401,055

Net assets were comprised of:
Common stock, at par	$118,237
Paid-in capital in excess of par	77,280,618
Total distributable earnings (loss)	(4,997,800)

Net assets, October 31, 2019	$72,401,055

See Notes to Financial Statements.

52

Class A
Net asset value and redemption price per share, ($3,692,478 ÷ 608,334 shares of common stock issued and outstanding)	$6.07
Maximum sales charge (3.25% of offering price)	0.20

Maximum offering price to public	$6.27

Class C
Net asset value, offering price and redemption price per share, ($578,953 ÷ 94,722 shares of common stock issued and outstanding)	$6.11

Class Z
Net asset value, offering price and redemption price per share, ($68,100,590 ÷ 11,115,895 shares of common stock issued and outstanding)	$6.13

Class R6
Net asset value, offering price and redemption price per share, ($29,034 ÷ 4,743 shares of common stock issued and outstanding)	$6.12

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	53

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Interest income (net of $75,774 foreign withholding tax)	$4,132,412
Affiliated dividend income	42,655
Affiliated income from securities lending, net	8

Total income	4,175,075

Expenses
Management fee	536,189
Distribution fee(a)	13,720
Custodian and accounting fees	114,864
Audit fee	64,839
Transfer agent’s fees and expenses (including affiliated expense of $4,546)(a)	64,048
Registration fees(a)	56,130
Shareholders’ reports	36,570
Legal fees and expenses	17,806
Directors’ fees	12,471
Miscellaneous	20,993

Total expenses	937,630
Less: Fee waiver and/or expense reimbursement(a)	(334,090)

Net expenses	603,540

Net investment income (loss)	3,571,535

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(16))	(2,315,481)
Forward and cross currency contract transactions	245,339
Swap agreement transactions	153,982
Foreign currency transactions	(26,246)

(1,942,406)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $(14,165))	8,078,497
Forward and cross currency contracts	(63,796)
Swap agreements	349,290
Foreign currencies	47,663

8,411,654

Net gain (loss) on investment and foreign currency transactions	6,469,248

Net Increase (Decrease) In Net Assets Resulting From Operations	$10,040,783

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	8,059	5,661	—	—
Transfer agent’s fees and expenses	5,163	1,400	57,391	94
Registration fees	13,440	13,440	15,810	13,440
Fee waiver and/or expense reimbursement	(28,993)	(16,662)	(274,862)	(13,573)

See Notes to Financial Statements.

54

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,571,535	$2,978,357
Net realized gain (loss) on investment and foreign currency transactions	(1,942,406)	(5,671,246)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	8,411,654	(5,528,151)

Net increase (decrease) in net assets resulting from operations	10,040,783	(8,221,040)

Dividends and Distributions
Distributions from distributable earnings
Class A	(173,207)	—
Class C	(26,238)	—
Class Z	(3,540,771)	—
Class R6	(804)	—

	(3,741,020)	—

Tax return of capital distributions
Class A	(3,312)	(233,404)
Class C	(502)	(32,950)
Class Z	(67,701)	(2,899,199)
Class R6	(15)	(60)

	(71,530)	(3,165,613)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	18,954,796	50,204,752
Net asset value of shares issued in reinvestment of dividends and distributions	3,793,522	3,154,838
Cost of shares reacquired	(15,260,204)	(14,112,150)

Net increase (decrease) in net assets from Series share transactions	7,488,114	39,247,440

Total increase (decrease)	13,716,347	27,860,787

Net Assets:
Beginning of year	58,684,708	30,823,921

End of year	$72,401,055	$58,684,708

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	55

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Emerging Markets Debt Local Currency Fund (the “Series”).

The investment objective of the Series is total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

56

trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income

PGIM Emerging Markets Debt Local Currency Fund	57

Notes to Financial Statements (continued)

approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

58

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’

PGIM Emerging Markets Debt Local Currency Fund	59

Notes to Financial Statements (continued)

maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Swap Agreements: The Series entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Series is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Series used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Series’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right

60

of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2019, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

PGIM Emerging Markets Debt Local Currency Fund	61

Notes to Financial Statements (continued)

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include

62

distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Series. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Series. The Manager pays for the services of PGIM, Inc.,

PGIM Emerging Markets Debt Local Currency Fund	63

Notes to Financial Statements (continued)

the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Series’ average daily net assets up to and including $1 billion; 0.78% on the next $2 billion of average daily net assets; 0.76% on the next $2 billion of average daily net assets; 0.75% on the next $5 billion of average daily net assets; and 0.74% on average daily net assets exceeding $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 29, 2020, to limit total annual perating expenses after fee waivers and/or expense reimbursements to 1.13% of average daily net assets for Class A shares, 1.88% of average daily net assets for Class C shares, 0.88% of average daily net assets for Class Z shares and 0.88% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2019, PIMS received $13,156 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019,

64

PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Series’ Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $49,433,245 and $43,492,937, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

PGIM Emerging Markets Debt Local Currency Fund	65

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,473,311	$33,795,888	$32,785,674	$—	$—	$2,483,525	2,483,525	$42,655
PGIM Institutional Money Market Fund*
—	158,472	158,456	—	(16)	—	—	8	**

$1,473,311	$33,954,360	$32,944,130	$—	$(16)	$2,483,525		$42,663

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Series were $3,741,020 of ordinary income and $71,530 of tax return of capital. For the year ended October 31, 2018, the tax character of dividends paid by the Series was $3,165,613 of tax return of capital.

As of October 31, 2019, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$71,788,127	$1,942,917	$(3,105,856)	$(1,162,939)

The difference between book basis and tax basis is primarily attributable to the difference in the treatment of amortization of premiums, wash sales, straddle loss deferrals and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2019 of approximately $3,831,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

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The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more (prior to July 15, 2019, $500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Series is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into five series. There are 550 million shares authorized for the Series, divided into five classes, designated Class A, Class C, Class Z, Class R6 and Class T common stock, each of which consists of 10 million, 50 million, 250 million, 50 million and 190 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 3,482,958 Class Z shares, and 170 Class R6 shares of the Series. At reporting period end, three shareholders of record, each holding greater than 5% of the Series, held 83% of the Series’ outstanding shares, of which 29% were held by an affiliate of Prudential.

PGIM Emerging Markets Debt Local Currency Fund	67

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	139,070	$811,691
Shares issued in reinvestment of dividends and distributions	29,166	171,313
Shares reacquired	(136,489)	(783,730)

Net increase (decrease) in shares outstanding before conversion	31,747	199,274
Shares issued upon conversion from other share class(es)	6,376	37,347

Net increase (decrease) in shares outstanding	38,123	$236,621

Year ended October 31, 2018:
Shares sold	378,543	$2,469,000
Shares issued in reinvestment of dividends and distributions	36,334	224,308
Shares reacquired	(313,047)	(1,809,468)

Net increase (decrease) in shares outstanding before conversion	101,830	883,840
Shares issued upon conversion from other share class(es)	711	4,557
Shares reacquired upon conversion into other share class(es)	(14,303)	(89,959)

Net increase (decrease) in shares outstanding	88,238	$798,438

Class C
Year ended October 31, 2019:
Shares sold	24,117	$142,221
Shares issued in reinvestment of dividends and distributions	4,486	26,541
Shares reacquired	(24,338)	(144,141)

Net increase (decrease) in shares outstanding before conversion	4,265	24,621
Shares reacquired upon conversion into other share class(es)	(6,333)	(37,347)

Net increase (decrease) in shares outstanding	(2,068)	$(12,726)

Year ended October 31, 2018:
Shares sold	13,391	$87,611
Shares issued in reinvestment of dividends and distributions	5,177	32,470
Shares reacquired	(32,864)	(202,443)

Net increase (decrease) in shares outstanding	(14,296)	$(82,362)

Class Z
Year ended October 31, 2019:
Shares sold	3,011,000	$17,974,545
Shares issued in reinvestment of dividends and distributions	606,181	3,594,849
Shares reacquired	(2,375,568)	(14,332,305)

Net increase (decrease) in shares outstanding	1,241,613	$7,237,089

Year ended October 31, 2018:
Shares sold	7,175,606	$47,648,141
Shares issued in reinvestment of dividends and distributions	470,660	2,898,000
Shares reacquired	(1,956,209)	(12,100,239)

Net increase (decrease) in shares outstanding before conversion	5,690,057	38,445,902
Shares issued upon conversion from other share class(es)	14,151	89,959
Shares reacquired upon conversion into other share class(es)	(704)	(4,557)

Net increase (decrease) in shares outstanding	5,703,504	$38,531,304

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Class R6	Shares	Amount
Year ended October 31, 2019:
Shares sold	4,450	$26,339
Shares issued in reinvestment of dividends and distributions	137	819
Shares reacquired	(5)	(28)

Net increase (decrease) in shares outstanding	4,582	$27,130

Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	10	$60

Net increase (decrease) in shares outstanding	10	$60

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the year ended October 31, 2019. The average daily balance for the 1 days that the Series had loans outstanding during the period was approximately $160,000, borrowed at a weighted average interest rate of 3.10%. The maximum loan outstanding amount during the period was $160,000. At October 31, 2019, the Series did not have an outstanding loan amount.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

PGIM Emerging Markets Debt Local Currency Fund	69

Notes to Financial Statements (continued)

Bond Obligations Risk: The Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk. The Series may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Series’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Series may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Series are difficult to purchase or sell. Liquidity risk includes the risk that the Series may

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make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Series may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Series may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Series may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Emerging Markets Debt Local Currency Fund	71

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.52	$6.40	$6.44	$6.24	$7.92
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.33	0.35	0.33	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.57	(0.86)	(0.02)	0.23	(1.64)
Total from investment operations	0.87	(0.53)	0.33	0.56	(1.27)
Less Dividends and Distributions:
Dividends from net investment income*	(0.31)	-	(0.15)	- (b)	(0.06)
Tax return of capital distributions	(0.01)	(0.35)	(0.22)	(0.36)	(0.35)
Total dividends and distributions	(0.32)	(0.35)	(0.37)	(0.36)	(0.41)
Net asset value, end of year	$6.07	$5.52	$6.40	$6.44	$6.24
Total Return(c):	16.14%	(8.68)%	5.36%	9.29%	(16.41)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,692	$3,146	$3,085	$3,990	$3,208
Average net assets (000)	$3,223	$4,105	$3,639	$3,343	$4,341
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.13%	1.13%	1.13%	1.28%	1.30% (f)
Expenses before waivers and/or expense reimbursement	2.03%	2.16%	2.15%	2.33%	2.39% (f)
Net investment income (loss)	5.13%	5.34%	5.42%	5.20%	5.32% (f)
Portfolio turnover rate(g)	69%	113%	186%	196%	101%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

72

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.56	$6.46	$6.49	$6.28	$7.97
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.29	0.30	0.28	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.57	(0.88)	(0.01)	0.25	(1.65)
Total from investment operations	0.83	(0.59)	0.29	0.53	(1.33)
Less Dividends and Distributions:
Dividends from net investment income*	(0.27)	-	(0.13)	- (b)	(0.01)
Tax return of capital distributions	(0.01)	(0.31)	(0.19)	(0.32)	(0.35)
Total dividends and distributions	(0.28)	(0.31)	(0.32)	(0.32)	(0.36)
Net asset value, end of year	$6.11	$5.56	$6.46	$6.49	$6.28
Total Return(c):	15.18%	(9.61)%	4.66%	8.61%	(17.00)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$579	$538	$718	$787	$701
Average net assets (000)	$566	$672	$649	$721	$789
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.88%	1.88%	1.88%	2.03%	2.05%
Expenses before waivers and/or expense reimbursement	4.82%	4.89%	2.88%	3.07%	3.11%
Net investment income (loss)	4.37%	4.56%	4.63%	4.40%	4.52%
Portfolio turnover rate(f)	69%	113%	186%	196%	101%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	73

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.57	$6.48	$6.50	$6.31	$7.98
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.34	0.36	0.34	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.58	(0.88)	0.01	0.23	(1.62)
Total from investment operations	0.90	(0.54)	0.37	0.57	(1.24)
Less Dividends and Distributions:
Dividends from net investment income*	(0.33)	-	(0.16)	- (b)	(0.08)
Tax return of capital distributions	(0.01)	(0.37)	(0.23)	(0.38)	(0.35)
Total dividends and distributions	(0.34)	(0.37)	(0.39)	(0.38)	(0.43)
Net asset value, end of year	$6.13	$5.57	$6.48	$6.50	$6.31
Total Return(c):	16.50%	(8.83)%	5.85%	9.31%	(15.90)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$68,101	$55,000	$27,020	$27,462	$24,821
Average net assets (000)	$63,219	$49,644	$26,437	$25,994	$25,969
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88%	1.03%	1.05%
Expenses before waivers and/or expense reimbursement	1.31%	1.41%	1.88%	2.06%	2.11%
Net investment income (loss)	5.35%	5.50%	5.58%	5.36%	5.50%
Portfolio turnover rate(f)	69%	113%	186%	196%	101%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

74

Class R6 Shares
		Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.56	$6.47	$6.50	$6.30	$7.98
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.36	0.37	0.35	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.58	(0.89)	- (b)	0.23	(1.63)
Total from investment operations	0.89	(0.53)	0.37	0.58	(1.24)
Less Dividends and Distributions:
Dividends from net investment income*	(0.32)	-	(0.16)	- (b)	(0.09)
Tax return of capital distributions	(0.01)	(0.38)	(0.24)	(0.38)	(0.35)
Total dividends and distributions	(0.33)	(0.38)	(0.40)	(0.38)	(0.44)
Net asset value, end of year	$6.12	$5.56	$6.47	$6.50	$6.30
Total Return(c):	16.41%	(8.63)%	5.82%	9.55%	(15.94)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29	$1	$1	$1	$1
Average net assets (000)	$15	$1	$1	$1	$1
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.88%	0.88%	0.88%	1.03%	1.05%
Expenses before waivers and/or expense reimbursement	92.22%	1,595.87%	1.83%	2.06%	2.01%
Net investment income (loss)	5.20%	5.73%	5.73%	5.47%	5.60%
Portfolio turnover rate(f)	69%	113%	186%	196%	101%

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.
(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Local Currency Fund	75

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Emerging Markets Debt Local Currency Fund

and Board of Directors Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Emerging Markets Debt Local Currency Fund, a series of Prudential World Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

76

Federal Income Tax Information (unaudited)

For the year ended October 31, 2019, the Fund reports the maximum amount allowable but not less than 2.46% as interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2019.

PGIM Emerging Markets Debt Local Currency Fund	77

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Emerging Markets Debt Local Currency Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Emerging Markets Debt Local Currency Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Local Currency Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s

[1]	PGIM Emerging Markets Debt Local Currency Fund is a series of Prudential World Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2018 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments investment

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered information provided by PGIM Investments indicating that, although the Fund underperformed its benchmark index and Peer Universe over the one-and three-year periods ended December 31, 2018, the Fund had outperformed its benchmark index and Peer Universe over most of the rolling three-and five-year periods since the Fund’s inception.

•

In this regard, the Board noted that, when it evaluated the Fund’s performance in the prior year, as of December 31, 2017, the Fund outperformed its benchmark index and ranked in the first quartile for the one- and three-year periods.

•	The Board also considered that, as of March 31, 2019, the Fund outperformed the benchmark index and Peer Universe over the trailing three- and five-year periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which caps the Fund’s annual operating expenses at 1.13% for Class A shares, 1.88% for Class C shares, 0.88% for Class R6 shares, and 0.88% for Class Z shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

PGIM Emerging Markets Debt Local Currency Fund

Approval of Advisory Agreements (continued)

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling
(800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Local Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT LOCAL CURRENCY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	EMDAX	EMDCX	EMDZX	EMDQX
CUSIP	743969750	743969743	743969727	743969735

MF212E

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	The consumer discretionary sector contributed meaningfully to the Fund’s performance during the reporting period, led by holdings in internet retail companies, most notably MercdoLibre and Alibaba.

•

Outperformance in the consumer staples sector was driven by Kweichow Moutai, a leading Chinese spirits maker, while two other Chinese holdings, Jiangsu Hengrui and WuXi Biologics, drove outperformance in health care.

•	The industrials sector detracted from the Fund’s performance, in aggregate, during the reporting period due mostly to declines in Ashok Leyland.

•	Other notable detractors were found in different sectors, including Sociedad Quimica y Minera de Chile, Biocon, YY, and Pinduoduo.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison Emerging Markets Equity Opportunities Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Emerging Markets Equity Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Emerging Markets Equity Opportunities Fund

December 16, 2019

PGIM Jennison Emerging Markets Equity Opportunities Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	19.95	2.63	2.75 (9/16/14)
Class C	25.05	3.04	3.13 (9/16/14)
Class Z	27.30	4.06	4.14 (9/16/14)
Class R6	27.30	4.07	4.15 (9/16/14)
MSCI Emerging Markets Index
	11.86	2.93	3.12

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	26.93	3.80	3.89 (9/16/14)
Class C	26.05	3.04	3.13 (9/16/14)
Class Z	27.30	4.06	4.14 (9/16/14)
Class R6	27.30	4.07	4.15 (9/16/14)
MSCI Emerging Markets Index
	11.86	2.93	3.12

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI Emerging Markets Index, by portraying the initial account values at the commencement of operations for Class Z shares (September 16, 2014) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

PGIM Jennison Emerging Markets Equity Opportunities Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	6.9%
Kweichow Moutai Co. Ltd. (Class A Stock)	Beverages	China	6.7%
Wuxi Biologics Cayman, Inc.	Life Sciences Tools & Services	China	5.3%
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	Pharmaceuticals	China	4.8%
MercadoLibre, Inc.	Internet & Direct Marketing Retail	Argentina	4.5%
Tencent Holdings Ltd.	Interactive Media & Services	China	4.1%
WuXi AppTec Co. Ltd. (Class H Stock)	Life Sciences Tools & Services	China	3.9%
Ace Hardware Indonesia Tbk PT	Specialty Retail	Indonesia	3.3%
Meituan Dianping (Class B Stock)	Internet & Direct Marketing Retail	China	3.2%
CP ALL PCL	Food & Staples Retailing	Thailand	3.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison Emerging Markets Equity Opportunities Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Emerging Markets Equity Opportunities Fund’s Class Z shares returned 27.30% in the 12-month reporting period that ended October 31, 2019, outperforming the 11.86% return of the MSCI Emerging Markets Index (the Index).

What was the market environment?

•

Global equity markets were highly volatile during the reporting period. An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US growth, the state of US alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

Equity markets rebounded early in 2019 as corporate earnings reports generally indicated continued strength, and sentiment grew that trade friction would be resolved. Markets fell again as the period ended on a re-escalation of trade tension.

•	Within the Index, the information technology, consumer discretionary, and real estate sectors posted the largest gains. The materials and health care sectors declined.

•	With respect to the Index’s largest countries, Taiwan, India, China, and Brazil generated solid gains.

What worked?

•	The consumer discretionary sector contributed meaningfully to the Fund’s performance during the reporting period, led by holdings in internet retail companies:

•

MercadoLibre Inc. is a Buenos Aires-based online trading service that enables individuals and businesses to electronically sell and buy items. Jennison likes the company’s strong execution and enhanced marketplace initiatives, including integrated shipping and payment systems, as well as its exposure to Latin America’s expanding internet penetration rates and low e-commerce share of the retail market. In addition, payment volume growth accelerated during the period.

•

Alibaba Group, one of the world’s leading e-commerce companies, operates China’s largest global online wholesale platform for small businesses, largest online retail website, and largest online third-party platform for brands and retailers. The company’s various segments provide significant revenue synergies that lay the groundwork for durable, high, top-line growth, in Jennison’s view. Shares were volatile during the period but nevertheless added value to the Fund throughout the period, with earnings topping consensus forecasts in the fourth quarter of 2018.

•	Outperformance in the consumer staples sector was driven by Kweichow Moutai, a leading Chinese spirits maker. The company’s strong brand equity and healthy

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distribution channels have helped the company expand its market share in the premium segment. Jennison believes Kweichow stands to benefit from rising demand for premium spirits and rapid growth in its “Series” products, which target the mid-range to high-end market segment. Furthermore, Jennison likes the company’s strong profitability, return on capital, cash flow, and balance sheet. Financial results were solid during the period. Margin expansion was driven by product mix upgrades and operating leverage.

•	In health care, two Chinese holdings drove strong sector performance:

•

Jiangsu Hengrui Medicine Co. Ltd. is a biopharmaceutical company dedicated to developing and commercializing innovative drugs to address unmet medical needs. Its current therapeutic areas of focus are oncology and endocrinology, with multiple clinical-stage assets for oncology/immune-oncology and diabetes/weight loss in the development pipeline. Jennison likes the international recognition the company receives for its innovation and believes that it will continue to transform into a successful drug innovator. First-half 2019 financial results were in line with market expectations. Oncology and radio-contrast agents delivered strong growth, while research and development pipelines made good progress with continued expansion into chronic diseases.

•

Based in Wuxi, China, WuXi Biologics is a provider of discovery, research, development, and manufacturing of biologics services. As a contract research organization, the company may benefit from several trends, in Jennison’s view, including drug companies’ increased research and development outsourcing activities, biologics being favored over chemical drugs, and a biotechnology boom in China. As more smaller biotechnology companies emerge, Jennison thinks WuXi Biologics’ expertise, open-access platform, technology, lower labor costs, clinical trials expertise, and its role as a gateway to China will increase investor demand for its stock.

What didn’t work?

•	The industrials sector detracted from the Fund’s performance, in aggregate, during the reporting period.

•

Based in Chennai, Ashok Leyland is one of India’s leading commercial vehicle manufacturers, with a strong position in heavy- and medium-weight trucks and buses. Quarterly results during the period were below consensus estimates on all parameters. Jennison believes the company could be entering a downturn after several years of an up cycle. The Fund’ sold the position by the end of the period.

•	Other notable detractors were found in several different sectors:

•

Based in Santiago, Chile, Sociedad Quimica y Minera de Chile makes and sells fertilizers and specialty chemicals. It has a more-than-50% global market share of nitrates, a more-than-25% global share of iodine and derivative production, and a

PGIM Jennison Emerging Markets Equity Opportunities Fund	11

Strategy and Performance Overview (continued)

25% share of the global lithium market. Second-quarter 2019 results were weak on lower data points for lithium pricing. Jennison sold the Fund’s position in August 2019 based on the belief that the situation could persist.

•

Biocon Ltd. is India’s largest biopharmaceutical company. It has successfully developed and marketed a range of novel biologics, biosimilars, differentiated small molecules, and recombinant human insulin and analogs at prices that make them affordable and accessible for patients with diabetes, cancer, and autoimmune disease, as well as patients living in India and other emerging markets. Shares declined due to somewhat disappointing biologics revenue and margin guidance during the period. Jennison views Biocon as a beneficiary of a substantial and unfolding global biosimilar opportunity and has a favorable view of its monetization prospects and product pipeline.

•

YY Inc. is a Chinese video-based social network. It originally targeted gamers, but then broadened its offerings to include video streaming and chat features. Jennison believes the acquisition of Bigo Technology Pte. Ltd., a Singapore-based provider of video broadcast and voice-over-internet protocol-related products and services, offers a significant opportunity for YY, given that Bigo has a large and under-monetized user base outside China. During the period, YY’s margins were under pressure as the company ramped up investments to fuel growth, an effort that Jennison supports.

•

Pinduoduo is a Chinese e-commerce platform that allows users to participate in group buying deals. Although Jennison invested in Pinduoduo based on its thesis that the company had sizeable growth potential and a good social-media team purchase model, the position was sold in May 2019.

Current outlook

•

Jennison believes that Federal Reserve monetary policy decisions during the period—along with relative stock valuations, economic/earnings growth differentials, and a rising consumer middle class—bode well for emerging market equities going forward. Jennison remains cautiously optimistic about the asset class.

•

Moreover, Jennison sees favorable fundamentals and greater resilience in many emerging economies, but thinks it is paramount to focus on company-specific fundamentals that could help share prices during macroeconomic slowdowns.

•

Jennison is focused on identifying businesses that generate organic growth and continue to offer secular growth opportunities, which Jennison considers to be the best way to navigate emerging markets equity investing. The Fund remains heavily invested in consumer, health care, and communication services stocks with these characteristics.

•	China, the Fund’s largest weighting by country at the end of the period, continues on its path to drive economic growth through domestic consumer demand rather than exports

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and massive public works programs. Jennison considers this approach to be a work in progress that should allow China to make inroads on high value-added economic activity. While there are risks on this journey, Jennison has observed more balanced and better-quality growth in the Chinese economy. Fund positions are focused on the rapidly growing e-commerce and internet platform opportunities that are less exposed to the more volatile sectors of China’s economy and US-China trade friction.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the Fund’s reporting period.

Top Contributors (%)		Top Detractors (%)
MercadoLibre	4.92	Sociedad Quimica Y Minera	–0.98
Kweichow Moutai	4.12	Ashok Leyland	–0.96
Wuxi Biologics	2.04	Biocon	–0.54
Alibaba	1.99	YY	–0.41
Jiangsu Hengrui Medicine	1.93	Pinduoduo	–0.33

PGIM Jennison Emerging Markets Equity Opportunities Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Emerging Markets Equity Opportunities Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,057.40	1.45%	$7.52
	Hypothetical	$1,000.00	$1,017.90	1.45%	$7.38
Class C	Actual	$1,000.00	$1,054.00	2.20%	$11.39
	Hypothetical	$1,000.00	$1,014.12	2.20%	$11.17
Class Z	Actual	$1,000.00	$1,058.50	1.20%	$6.23
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11
Class R6	Actual	$1,000.00	$1,058.50	1.20%	$6.23
	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Emerging Markets Equity Opportunities Fund	15

Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 95.7%

COMMON STOCKS

Argentina 4.5%
MercadoLibre, Inc.*	1,695	$883,976

Brazil 7.4%
Lojas Renner SA	37,770	479,271
Notre Dame Intermedica Participacoes SA	22,578	336,939
Pagseguro Digital Ltd. (Class A Stock)*	8,188	303,611
Raia Drogasil SA	11,756	322,326

		1,442,147

China 45.8%
Alibaba Group Holding Ltd., ADR*	7,625	1,347,109
Budweiser Brewing Co. APAC Ltd., 144A*	67,771	246,512
Hangzhou Tigermed Consulting Co. Ltd. (Class A Stock)	21,940	212,390
HUYA, Inc., ADR*(a)	14,391	320,056
Innovent Biologics, Inc., 144A*	30,917	94,051
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	73,524	945,453
Jinxin Fertility Group Ltd., 144A*	161,279	295,065
Kweichow Moutai Co. Ltd. (Class A Stock)	7,831	1,306,658
Meituan Dianping (Class B Stock)*	52,820	628,834
Shenzhou International Group Holdings Ltd.	13,941	192,626
Tencent Holdings Ltd.	19,662	799,505
Tencent Music Entertainment Group, ADR*	13,597	188,182
WuXi AppTec Co. Ltd. (Class H Stock), 144A	63,848	767,331
Wuxi Biologics Cayman, Inc., 144A*	89,294	1,048,929
YY, Inc., ADR*(a)	3,612	205,306
Zai Lab Ltd., ADR*	11,031	372,737

		8,970,744

Hong Kong 1.6%
AIA Group Ltd.	31,963	317,235

India 16.9%
Asian Paints Ltd.	21,320	544,373
Biocon Ltd.	102,122	354,780
Godrej Consumer Products Ltd.	46,369	484,554
HDFC Bank Ltd., ADR	8,402	513,278
MakeMyTrip Ltd.*	25,070	577,111
Maruti Suzuki India Ltd.	4,243	452,334
Titan Co. Ltd.	20,012	376,202

		3,302,632

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Indonesia 8.0%
Ace Hardware Indonesia Tbk PT	5,467,747	$658,044
Indofood CBP Sukses Makmur Tbk PT	447,418	370,147
Mitra Adiperkasa Tbk PT	7,634,990	543,825

		1,572,016

Macau 1.6%
Sands China Ltd.	64,283	315,166

Malaysia 1.4%
IHH Healthcare Bhd	205,448	279,018

Peru 1.5%
Credicorp Ltd.	1,310	280,392

Russia 1.4%
X5 Retail Group NV, GDR	8,207	275,249

South Korea 0.9%
Samsung SDI Co. Ltd.	938	182,119

Taiwan 1.5%
Sea Ltd., ADR*(a)	10,055	299,237

Thailand 3.2%
CP ALL PCL	240,542	621,413

TOTAL LONG-TERM INVESTMENTS (cost $13,280,634)		18,741,344

SHORT-TERM INVESTMENTS 9.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	980,284	980,284

See Notes to Financial Statements.

18

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $839,878; includes $837,862 of cash collateral for securities on loan)(b)(w)	839,929	$840,097

TOTAL SHORT-TERM INVESTMENTS (cost $1,820,162)		1,820,381

TOTAL INVESTMENTS 105.0% (cost $15,100,796)		20,561,725
Liabilities in excess of other assets (5.0)%		(973,070)

NET ASSETS 100.0%		$19,588,655

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $820,256; cash collateral of $837,862 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$883,976	$—	$—
Brazil	1,442,147	—	—
China	2,433,390	6,537,354	—

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	19

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Hong Kong	$—	$317,235	$—
India	1,090,389	2,212,243	—
Indonesia	—	1,572,016	—
Macau	—	315,166	—
Malaysia	—	279,018	—
Peru	280,392	—	—
Russia	—	275,249	—
South Korea	—	182,119	—
Taiwan	299,237	—	—
Thailand	—	621,413	—
Affiliated Mutual Funds	1,820,381	—	—

Total	$8,249,912	$12,311,813	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Internet & Direct Marketing Retail	17.6%
Life Sciences Tools & Services	10.3
Affiliated Mutual Funds (4.3% represents investments purchased with collateral from securities on loan)	9.3
Beverages	8.0
Food & Staples Retailing	6.2
Multiline Retail	5.3
Interactive Media & Services	5.1
Pharmaceuticals	4.8
Health Care Providers & Services	4.6
Biotechnology	4.2
Entertainment	4.1
Banks	4.1
Specialty Retail	3.3

Textiles, Apparel & Luxury Goods	2.9%
Chemicals	2.8
Personal Products	2.5
Automobiles	2.3
Food Products	1.9
Insurance	1.6
Hotels, Restaurants & Leisure	1.6
IT Services	1.6
Electronic Equipment, Instruments & Components	0.9

105.0
Liabilities in excess of other assets	(5.0)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

20

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$820,256	$(820,256)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	21

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $820,256:
Unaffiliated investments (cost $13,280,634)	$18,741,344
Affiliated investments (cost $1,820,162)	1,820,381
Foreign currency, at value (cost $12)	13
Due from Manager	31,756
Dividends receivable	7,326
Receivable for Series shares sold	2,683
Prepaid expenses	1,622

Total Assets	20,605,125

Liabilities
Payable to broker for collateral for securities on loan	837,862
Payable for Series shares reacquired	94,096
Accrued expenses and other liabilities	51,967
Foreign capital gains tax liability accrued	29,630
Distribution fee payable	1,711
Affiliated transfer agent fee payable	1,204

Total Liabilities	1,016,470

Net Assets	$19,588,655

Net assets were comprised of:
Common stock, at par	$15,995
Paid-in capital in excess of par	16,076,895
Total distributable earnings (loss)	3,495,765

Net assets, October 31, 2019	$19,588,655

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($3,806,473 ÷ 312,998 shares of common stock issued and outstanding)	$12.16
Maximum sales charge (5.50% of offering price)	0.71

Maximum offering price to public	$12.87

Class C
Net asset value, offering price and redemption price per share,
($1,106,923 ÷ 94,566 shares of common stock issued and outstanding)	$11.71

Class Z
Net asset value, offering price and redemption price per share,
($2,356,716 ÷ 191,388 shares of common stock issued and outstanding)	$12.31

Class R6
Net asset value, offering price and redemption price per share,
($12,318,543 ÷ 1,000,515 shares of common stock issued and outstanding)	$12.31

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	23

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $12,358 foreign withholding tax)	$141,154
Income from securities lending, net (including affiliated income of $3,045)	35,286
Affiliated dividend income	17,258

Total income	193,698

Expenses
Management fee	185,087
Distribution fee(a)	23,601
Custodian and accounting fees	69,867
Fund data services	55,587
Registration fees(a)	50,360
Audit fee	29,879
Shareholders’ reports	21,778
Legal fees and expenses	17,196
Transfer agent’s fees and expenses (including affiliated expense of $7,713)(a)	14,657
Directors’ fees	11,099
Pricing fees	980
Miscellaneous	13,859

Total expenses	493,950
Less: Fee waiver and/or expense reimbursement(a)	(258,821)
Distribution fee waiver(a)	(1,537)

Net expenses	233,592

Net investment income (loss)	(39,894)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $601)	433,502
Foreign currency transactions	2,030

435,532

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $219) (net of change in foreign capital gains taxes $(28,482))	3,689,894
Foreign currencies	(134)

3,689,760

Net gain (loss) on investment and foreign currency transactions	4,125,292

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,085,398

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	9,221	14,380	—	—
Registration fees	12,590	12,590	12,590	12,590
Transfer agent’s fees and expenses	9,526	1,832	3,252	47
Fee waiver and/or expense reimbursement	(56,733)	(29,186)	(36,818)	(136,084)
Distribution fee waiver	(1,537)	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(39,894)	$(52,445)
Net realized gain (loss) on investment and foreign currency transactions	435,532	(112,363)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,689,760	(2,460,454)

Net increase (decrease) in net assets resulting from operations	4,085,398	(2,625,262)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	2,787,608	3,466,110
Cost of shares reacquired	(1,852,092)	(2,244,237)

Net increase (decrease) in net assets from Series share transactions	935,516	1,221,873

Total increase (decrease)	5,020,914	(1,403,389)

Net Assets:
Beginning of year	14,567,741	15,971,130

End of year	$19,588,655	$14,567,741

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	25

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Series”).

The investment objective of the Series is to seek long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

26

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Jennison Emerging Markets Equity Opportunities Fund	27

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of

28

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Series is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as

PGIM Jennison Emerging Markets Equity Opportunities Fund	29

Notes to Financial Statements (continued)

collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

30

2. Agreements

The Series has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.05% of the Series’ average daily net assets up to $5 billion and 1.025% of the Series’ average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.05% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.45% of average daily net assets for Class A shares, 2.20% of average daily net assets for Class C shares, 1.20% of average daily net assets for Class Z shares and 1.20% of average daily net assets for Class R6 shares. The contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extra ordinary expenses and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

PGIM Jennison Emerging Markets Equity Opportunities Fund	31

Notes to Financial Statements (continued)

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2021 to limit such fee to 0.25% of the average daily net assets of the Class A.

For the year ended October 31, 2019, PIMS received $8,162 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received and $38 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

32

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $5,907,408 and $5,592,894, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$394,167	$5,948,954	$5,362,837	$—	$—	$980,284	980,284	$17,258
PGIM Institutional Money Market Fund*
807,439	28,254,059	28,222,221	219	601	840,097	839,929	3,045	**

$1,201,606	$34,203,013	$33,585,058	$219	$601	$1,820,381		$20,303

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the tax year ended October 31, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $51,587 due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

PGIM Jennison Emerging Markets Equity Opportunities Fund	33

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2019 and October 31, 2018, there were no distributions paid by the Series.

As of October 31, 2019, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$15,130,470	$6,101,368	$(670,113)	$5,431,255

The book basis may differ from tax basis due to deferred losses on wash sales.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2019 of approximately $1,919,000 which can be carried forward for an unlimited period. The Fund utilized approximately $433,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2019. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Series elected to treat late year ordinary income losses of approximately $17,000 as having been incurred in the following fiscal year (October 31, 2020).

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on

34

a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 865 million shares authorized for the Series, divided into five classes, designated Class A, Class C, Class Z, Class R6 and Class T common stock, each of which consists of 25 million, 65 million, 300 million, 250 million and 225 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,000,515 Class R6 shares of the Series. At reporting period end, three shareholders of record, each holding greater than 5% of the Series, held 80% of the Series’ outstanding shares, of which 63% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	68,342	$742,030
Shares reacquired	(49,407)	(551,008)

Net increase (decrease) in shares outstanding before conversion	18,935	191,022
Shares issued upon conversion from other share class(es)	54,791	650,850
Shares reacquired upon conversion into other share class(es)	(2,537)	(29,217)

Net increase (decrease) in shares outstanding	71,189	$812,655

Year ended October 31, 2018:
Shares sold	155,646	$1,901,408
Shares reacquired	(108,937)	(1,274,373)

Net increase (decrease) in shares outstanding before conversion	46,709	627,035
Shares reacquired upon conversion into other share class(es)	(1,943)	(22,936)

Net increase (decrease) in shares outstanding	44,766	$604,099

PGIM Jennison Emerging Markets Equity Opportunities Fund	35

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	21,925	$221,071
Shares reacquired	(16,064)	(176,097)

Net increase (decrease) in shares outstanding before conversion	5,861	44,974
Shares reacquired upon conversion into other share class(es)	(58,037)	(663,567)

Net increase (decrease) in shares outstanding	(52,176)	$(618,593)

Year ended October 31, 2018:
Shares sold	30,840	$362,143
Shares reacquired	(20,870)	(229,131)

Net increase (decrease) in shares outstanding before conversion	9,970	133,012
Shares reacquired upon conversion into other share class(es)	(1,961)	(22,185)

Net increase (decrease) in shares outstanding	8,009	$110,827

Class Z
Year ended October 31, 2019:
Shares sold	161,778	$1,824,507
Shares reacquired	(99,711)	(1,124,987)

Net increase (decrease) in shares outstanding before conversion	62,067	699,520
Shares issued upon conversion from other share class(es)	3,723	41,934

Net increase (decrease) in shares outstanding	65,790	$741,454

Year ended October 31, 2018:
Shares sold	99,645	$1,202,559
Shares reacquired	(64,853)	(740,733)

Net increase (decrease) in shares outstanding before conversion	34,792	461,826
Shares issued upon conversion from other share class(es)	3,814	45,121

Net increase (decrease) in shares outstanding	38,606	$506,947

Class R6
Year ended October 31, 2019:
Net increase (decrease) in shares outstanding	—	$—

Year ended October 31, 2018:
Net increase (decrease) in shares outstanding	—	$—

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

36

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended October 31, 2019.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Geographic Concentration Risk: The Series’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the

PGIM Jennison Emerging Markets Equity Opportunities Fund	37

Notes to Financial Statements (continued)

Series invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

38

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.58	$11.19	$9.34	$8.81	$10.09
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.62	(1.57)	1.89	0.57	(1.24)
Total from investment operations	2.58	(1.61)	1.85	0.53	(1.28)
Net asset value, end of year	$12.16	$9.58	$11.19	$9.34	$8.81
Total Return(b):	26.93%	(14.39)%	19.81%	6.02%	(12.69)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,806	$2,316	$2,204	$869	$311
Average net assets (000)	$3,074	$2,956	$1,363	$528	$208
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.45%	1.45%	1.45%	1.45%	1.54%
Expenses before waivers and/or expense reimbursement	3.35%	3.27%	3.28%	3.87%	3.40%
Net investment income (loss)	(0.37)%	(0.35)%	(0.35)%	(0.49)%	(0.48)%
Portfolio turnover rate(e)	33%	23%	45%	44%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.29	$10.93	$9.20	$8.74	$10.08
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.13)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.53	(1.51)	1.84	0.57	(1.21)
Total from investment operations	2.42	(1.64)	1.73	0.46	(1.34)
Net asset value, end of year	$11.71	$9.29	$10.93	$9.20	$8.74
Total Return(b):	26.05%	(15.00)%	18.80%	5.26%	(13.29)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,107	$1,363	$1,516	$734	$662
Average net assets (000)	$1,438	$1,775	$973	$672	$699
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.20%	2.20%	2.20%	2.20%	2.29%
Expenses before waivers and/or expense reimbursement	4.23%	4.20%	4.00%	4.62%	4.12%
Net investment income (loss)	(1.05)%	(1.14)%	(1.17)%	(1.29)%	(1.36)%
Portfolio turnover rate(e)	33%	23%	45%	44%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.67	$11.27	$9.39	$8.82	$10.09
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.65	(1.59)	1.90	0.60	(1.23)
Total from investment operations	2.64	(1.60)	1.88	0.57	(1.27)
Net asset value, end of year	$12.31	$9.67	$11.27	$9.39	$8.82
Total Return(b):	27.30%	(14.20)%	20.02%	6.46%	(12.59)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,357	$1,215	$980	$183	$60
Average net assets (000)	$1,866	$1,443	$490	$102	$17
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.29%
Expenses before waivers and/or expense reimbursement	3.17%	3.56%	2.94%	3.55%	3.48%
Net investment income (loss)	(0.08)%	(0.13)%	(0.19)%	(0.31)%	(0.44)%
Portfolio turnover rate(e)	33%	23%	45%	44%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Emerging Markets Equity Opportunities Fund	41

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.67	$11.27	$9.39	$8.83	$10.09
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.65	(1.58)	1.89	0.59	(1.21)
Total from investment operations	2.64	(1.60)	1.88	0.56	(1.25)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.01)
Net asset value, end of year	$12.31	$9.67	$11.27	$9.39	$8.83
Total Return(b):	27.30%	(14.20)%	20.02%	6.34%	(12.44)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$12,319	$9,675	$11,271	$9,404	$8,840
Average net assets (000)	$11,249	$11,852	$9,893	$8,722	$9,518
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.29%
Expenses before waivers and/or expense reimbursement	2.41%	2.32%	2.78%	3.13%	2.91%
Net investment income (loss)	(0.11)%	(0.17)%	(0.13)%	(0.29)%	(0.40)%
Portfolio turnover rate(e)	33%	23%	45%	44%	67%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Jennison Emerging Markets Equity Opportunities Fund and Board of Directors

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Emerging Markets Equity Opportunities Fund, a series of Prudential World Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

PGIM Jennison Emerging Markets Equity Opportunities Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Emerging Markets Equity Opportunities Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Emerging Markets Equity Opportunities Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Directors (the “Board”) of PGIM Jennison Emerging Markets Equity Opportunities Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison Emerging Markets Equity Opportunities Fund is a series of Prudential World Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments for the year ended December 31, 2018 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PGIM Investments realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Emerging Markets Equity Opportunities Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-and three-year periods ended December 31, 2018. The Board considered that the Fund commenced operations on September 16, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	4th Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s emphasis on emerging market growth stocks relative to the benchmark index and peer universe was the cause of much of the Fund’s underperformance, as emerging market value stocks were preferred by investors during the second half of 2018.

•

In this regard, the Board also considered information provided by PGIM Investments indicating that, for the one-year period ended December 31, 2017, when emerging markets growth stocks were favored in the market, the Fund outperformed its benchmark index and ranked in the second quartile of its Peer Universe.

•	The Board also considered that the Fund outperformed its benchmark index and Peer Universe over the three-year period ended March 31, 2019.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Class R6 shares, and 1.20% for Class Z shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Emerging Markets Equity Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON EMERGING MARKETS EQUITY OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PDEAX	PDECX	PDEZX	PDEQX
CUSIP	743969644	743969636	743969610	743969628

MF225E

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek long-term growth of capital

Highlights (unaudited)

•

Equity markets were highly volatile during the reporting period. Within the Index, defensive sectors like utilities, real estate, and consumer staples posted the largest gains. Energy was the worst-performing sector, followed distantly by health care.

•

Holdings in consumer discretionary were strong contributors to performance over the period, led by Paris-based LVMH Moët Hennessy Louis Vuitton. Other top performers included Canadian e-commerce platform Shopify, health care equipment maker Edward Lifesciences, Mastercard, and Chinese Internet platform Tencent.

•	Not having any positions in the real estate and utilities sectors hurt the Fund’s returns modestly during the period.

•	Notable detractors in the period included German payment processor Wirecard, semiconductor company NVIDIA, Tesla, cloud-based communications platform Twilio, and software company The Trade Desk.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM Jennison Global Opportunities Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Opportunities Fund

December 16, 2019

PGIM Jennison Global Opportunities Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	8.19	10.53	11.67 (3/14/12)
Class C	12.47	10.93	11.63 (3/14/12)
Class Z	14.62	12.03	12.76 (3/14/12)
Class R2	N/A	N/A	21.52* (12/27/18)
Class R4	N/A	N/A	21.81* (12/27/18)
Class R6	14.75	N/A	12.55 (12/22/14)
MSCI ACWI ND Index
	12.59	7.08	—

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	14.49	11.79	12.50 (3/14/12)
Class C	13.47	10.93	11.63 (3/14/12)
Class Z	14.62	12.03	12.76 (3/14/12)
Class R2	N/A	N/A	21.52* (12/27/18)
Class R4	N/A	N/A	21.81* (12/27/18)
Class R6	14.75	N/A	12.55 (12/22/14)
MSCI ACWI ND Index
	12.59	7.08	—

*Not annualized.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z share with a similar investment in the MSCI ACWI ND Index by portraying the initial account values at the commencement of operations for Class Z shares (March 14, 2012) and the account values at the end of the current fiscal year (October 31, 2019), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

PGIM Jennison Global Opportunities Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	0.25%	None	None
Shareholder services fees	None	None	None	0.10%	0.10%	None

Benchmark Definitions

MSCI ACWI ND Index—The Morgan Stanley Capital International All Country World Net Dividend Index (MSCI ACWI ND Index) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ND Index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The ND version of the MSCI ACWI Index reflects the impact of the maximum withholding taxes on reinvested dividends. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 8.64% and 7.40% for Class R6 shares. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is 19.38%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	5.9%
Mastercard, Inc. (Class A Stock)	IT Services	United States	5.0%
Edwards Lifesciences Corp.	Health Care Equipment & Supplies	United States	4.2%
LVMH Moët Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	4.0%
NIKE, Inc. (Class B Stock)	Textiles, Apparel & Luxury Goods	United States	3.9%
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	3.8%
Safran SA	Aerospace & Defense	France	3.7%
Adyen NV	IT Services	Netherlands	3.6%
Ferrari NV	Automobiles	Italy	3.5%
Lululemon Athletica, Inc.	Textiles, Apparel & Luxury Goods	United States	3.4%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison Global Opportunities Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Opportunities Fund’s Class Z shares returned 14.62% in the 12-month reporting period that ended October 31, 2019, outperforming the 12.59% return of the MSCI All Country World Index ND (the Index).

What was the market environment?

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US growth, the state of US alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets rebounded early in 2019 as the Federal Reserve signaled a pause in federal funds rate hikes, corporate earnings reports generally indicated continued strength, and sentiment grew that trade friction would be resolved. Markets fell again as the period ended on a re-escalation of trade tension.

•	Within the Index, defensive sectors like utilities, real estate, and consumer staples posted the largest gains. Energy was the worst-performing sector, followed distantly by health care.

What worked?

•

Holdings in consumer discretionary were strong contributors to the Fund’s performance during the reporting period, led by Paris-based LVMH Moët Hennessy Louis Vuitton SE. LVMH is the world’s largest luxury goods company with operations in wines, spirits, perfumes, cosmetics, fashion, leather goods, watches, jewelry, and selective retailing. The consistent performance of LVMH’s flagship Louis Vuitton brand, the company’s diversified portfolio, growth opportunities in emerging Asia, and what Jennison considers a strong management team are reasons the Fund owns the stock. The company enjoyed strong sales momentum throughout the period.

•

No exposure to the energy sector was a source of relative gain given it was the only negative-performing sector within the Index during the period. An underweight position and stock selection in the financials sector added value, as did security choices in the communication services sector.

•	Other notable contributors were found among multiple sectors:

•

Shopify, Inc.’s cloud-based, easy-to-use infrastructure tools position it well for the secular shift to digital commerce and accelerating demand for omnichannel e-commerce in the retail industry, in Jennison’s view. Recurring revenue and gross merchandise volume growth showed strength throughout the period as the company added both small and large merchants at a robust pace.

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•

Edwards Lifesciences Corp. is a leader in the global transcatheter valve market. Jennison liked the company’s innovation and growing portfolio of technologies to treat valve-related diseases. The company has a deep pipeline of mitral valve repair and replacement technologies that represent an additional multi-billion-dollar market opportunity. Transcatheter aortic valve replacement product sales accelerated significantly during the period, helping drive earnings growth.

•

Mastercard, Inc. continued to benefit from the long-term shift from cash to electronic credit-debit transactions. The company holds a strong market position with high barriers to entry, pricing power, and solid operating leverage potential. Revenue, expenses, operating income, and earnings exceeded expectations during the period, while gross dollar and transaction volume increased.

•

Tencent Holdings Ltd., China’s largest and most-visited internet service portal, performed fundamentally well during the period, driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment-service efforts. Best known in China for its WeChat and QQ messaging along with its mobile-payment apps, the company is the world’s largest videogame publisher by revenue. Jennison expects advertising revenue gains and strong growth in its mobile-gaming and digital-content divisions to continue driving growth.

What didn’t work?

•

Not having any positions in the real estate and utilities sectors hurt the Fund’s returns modestly during the period. Stock selections and an underweight position in the industrials sector also detracted.

•	Other notable detractors included:

•

Based in Munich, Wirecard AG offers electronic payment and processing services in more than 120 currencies with more than 15,000 corporate customers. Its largest customer segment is e-commerce retailers in Germany and Western Europe, but it continues to expand in Asia and elsewhere. Shares declined on allegations of breaches in the company’s accounting procedures. Jennison eliminated the position in February 2019.

•

NVIDIA Corp. is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high-value-added solutions. Its stock price declined due to inventory issues that were exacerbated by a slowdown in the cryptocurrency mining boom. Jennison eliminated the position in December 2018.

•

Tesla, Inc. has a unique product cycle as it leverages its electric-vehicle powertrain and autonomous-driving capabilities to expand into more segments within the automotive industry, potentially driving strong growth, in Jennison’s view. Signs of weakening demand and concerns about profitability weighed on share prices during the period.

PGIM Jennison Global Opportunities Fund	11

Strategy and Performance Overview (continued)

•

Twilio, Inc.’s cloud communications platform enables software developers to build, scale, and operate communications functions—phone calls, text messages, videos, and emails—within their mobile applications through the company’s web-service application programming interfaces. Jennison believes Twilio’s application-to-person communications technology is in the early stages of wide-scale adoption. The company has grown rapidly, and its dominance of the comprehensive mobile communications platform market suggests strong growth for the foreseeable future. Twilio reported what Jennison considered robust second-quarter 2019 revenue and customer growth as well as solid expansion rates. Yet the stock lost ground as investor sentiment toward high-growth software-as-a-service (SaaS) companies turned cold, affected by a highly uncertain macroeconomic backdrop.

•

Trade Desk (The), Inc. (TTD) provides a self-service omnichannel software platform that enables clients to purchase and manage data-driven digital advertising campaigns. Jennison likes TTD’s long-term outlook and growth potential. The company’s new trading platform, launched in 2018, has achieved widespread adoption and is helping TTD improve its marketing returns on investments. Jennison views TTD as a secular growth story at a time when advertising budgets are shifting from traditional to digital, and from digital to programmatic. Share prices were down during the period, even though company fundamentals were compelling and fiscal second-quarter financial results surpassed expectations.

Current outlook

•

After months of trade friction between the US and China, both consumer and business sentiment show signs of fraying. The trade war has already claimed casualties in industries directly exposed to existing tariffs. Without clarity or a new agreement with China, the fallout from already-implemented trade restraints likely will increasingly weigh on business confidence and consumer spending, in Jennison’s view, as companies take steps to mitigate these restraints and pass on the higher costs of doing business. With this uncertainty, business planning and investing likely will be hampered, with delays and hesitancy in spending probable. The US political landscape is likewise unsettled and apt to weigh on confidence and activity, as impeachment proceedings against President Trump begin and the 2020 election cycle ramps up.

•	The most powerful offset to these headwinds is the health of the US consumer, in Jennison’s view. Employment remains strong and incremental wage gains continue.

•

Jennison expects the portfolio’s earnings growth to remain above market average for the balance of this year and next. Dramatic short-term moves in the market, driven by significant uncertainty in the macroeconomic environment, are leading to material near-term valuation swings.

12	Visit our website at pgiminvestments.com

•

Jennison continues to remain focused on the growth outlook of companies held in the Fund. Driven by powerful secular trends, Jennison believes the growing revenue streams of Fund holdings in industries such as e-commerce, SaaS, and payments should be durable against an uncertain backdrop.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the reporting period.

Top Contributors (%)		Top Detractors (%)
Shopify	2.50	Wirecard	–1.34
Edwards Lifesciences	1.60	NVIDIA	–0.85
Mastercard	1.50	Tesla	–0.62
Tencent Holdings	1.27	Twilio	–0.49
LVMH Moet Hennessy Louis Vuitton	1.10	Trade Desk (The)	–0.38

PGIM Jennison Global Opportunities Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Opportunities Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$987.90	1.08%	$5.41
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50
Class C	Actual	$1,000.00	$983.40	1.95%	$9.75
	Hypothetical	$1,000.00	$1,015.38	1.95%	$9.91
Class Z	Actual	$1,000.00	$988.50	0.94%	$4.71
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
Class R2	Actual	$1,000.00	$986.60	1.34%	$6.71
	Hypothetical	$1,000.00	$1,018.45	1.34%	$6.82
Class R4	Actual	$1,000.00	$988.20	0.97%	$4.86
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
Class R6	Actual	$1,000.00	$989.00	0.84%	$4.21
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Global Opportunities Fund	15

Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.2%

COMMON STOCKS

Argentina 2.4%
MercadoLibre, Inc.*(a)	120,488	$62,836,902

Canada 2.5%
Shopify, Inc. (Class A Stock)*	200,750	62,949,177

China 9.5%
Alibaba Group Holding Ltd., ADR*	546,614	96,570,295
Meituan Dianping (Class B Stock)*	6,598,016	78,550,826
Wuxi Biologics Cayman, Inc., 144A*	5,715,887	67,144,025

		242,265,146

France 13.0%
Kering SA	97,695	55,651,263
LVMH Moet Hennessy Louis Vuitton SE	240,687	102,646,478
Pernod Ricard SA	234,919	43,392,692
Remy Cointreau SA(a)	271,812	36,384,402
Safran SA	597,616	94,472,387

		332,547,222

Germany 2.5%
adidas AG	204,635	63,196,116

Italy 3.5%
Ferrari NV	553,911	88,781,203

Netherlands 6.8%
Adyen NV, 144A*	132,195	92,752,631
ASML Holding NV	306,726	80,235,677

		172,988,308

Switzerland 4.8%
Givaudan SA	20,028	58,797,358
Straumann Holding AG	73,099	65,270,456

		124,067,814

United Kingdom 1.8%
Experian PLC	1,471,623	46,284,609

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

United States 52.4%
Alphabet, Inc. (Class A Stock)*	26,219	$33,004,477
Amazon.com, Inc.*	85,082	151,161,786
Boeing Co. (The)	137,330	46,679,840
Coupa Software, Inc.*(a)	296,155	40,718,351
DexCom, Inc.*	243,879	37,615,897
Edwards Lifesciences Corp.*	450,334	107,350,619
Exact Sciences Corp.*(a)	411,313	35,784,231
Facebook, Inc. (Class A Stock)*	452,191	86,662,405
Guardant Health, Inc.*(a)	317,496	22,065,972
Intuitive Surgical, Inc.*	131,026	72,450,827
Lululemon Athletica, Inc.*	426,834	87,189,381
Mastercard, Inc. (Class A Stock)	458,893	127,026,171
Microsoft Corp.	296,363	42,489,563
Netflix, Inc.*	263,878	75,841,176
NIKE, Inc. (Class B Stock)	1,110,187	99,417,246
PayPal Holdings, Inc.*	428,559	44,612,992
QUALCOMM, Inc.	77,138	6,204,981
salesforce.com, Inc.*	208,026	32,553,989
Tesla, Inc.*(a)	81,243	25,585,046
Thermo Fisher Scientific, Inc.	179,551	54,220,811
Trade Desk, Inc. (The) (Class A Stock)*(a)	198,677	39,894,342
Twilio, Inc. (Class A Stock)*(a)	471,895	45,566,181
Vertex Pharmaceuticals, Inc.*	131,594	25,723,995

		1,339,820,279

TOTAL LONG-TERM INVESTMENTS (cost $2,147,592,501)		2,535,736,776

SHORT-TERM INVESTMENTS 10.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	39,563,382	39,563,382
PGIM Institutional Money Market Fund (cost $216,461,633; includes $216,118,911 of cash collateral for securities on loan)(b)(w)	216,464,046	216,507,339

TOTAL SHORT-TERM INVESTMENTS (cost $256,025,015)		256,070,721

TOTAL INVESTMENTS 109.2% (cost $2,403,617,516)		2,791,807,497
Liabilities in excess of other assets (9.2)%		(236,035,179)

NET ASSETS 100.0%		$2,555,772,318

See Notes to Financial Statements.

18

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $204,900,825; cash collateral of $216,118,911 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$62,836,902	$—	$—
Canada	62,949,177	—	—
China	96,570,295	145,694,851	—
France	—	332,547,222	—
Germany	—	63,196,116	—
Italy	—	88,781,203	—
Netherlands	—	172,988,308	—
Switzerland	—	124,067,814	—
United Kingdom	—	46,284,609	—
United States	1,339,820,279	—	—
Affiliated Mutual Funds	256,070,721	—	—

Total	$1,818,247,374	$973,560,123	$—

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Textiles, Apparel & Luxury Goods	16.0%
Internet & Direct Marketing Retail	15.2
IT Services	14.6
Health Care Equipment & Supplies	11.0
Affiliated Mutual Funds (8.5% represents investments purchased with collateral from securities on loan)	10.0
Software	6.1
Aerospace & Defense	5.5
Life Sciences Tools & Services	4.7
Interactive Media & Services	4.7
Automobiles	4.5
Semiconductors & Semiconductor Equipment	3.4

Beverages	3.1%
Entertainment	3.0
Biotechnology	2.4
Chemicals	2.3
Professional Services	1.8
Health Care Providers & Services	0.9

109.2
Liabilities in excess of other assets	(9.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(1)	Net Amount
Securities on Loan	$204,900,825	$(204,900,825)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $204,900,825:
Unaffiliated investments (cost $2,147,592,501)	$2,535,736,776
Affiliated investments (cost $256,025,015)	256,070,721
Foreign currency, at value (cost $840,784)	842,987
Receivable for investments sold	21,394,815
Receivable for Series shares sold	10,244,622
Tax reclaim receivable	341,740
Dividends receivable	151,456
Prepaid expenses	17,372

Total Assets	2,824,800,489

Liabilities
Payable to broker for collateral for securities on loan	216,118,911
Payable for investments purchased	44,156,430
Payable for Series shares reacquired	6,058,758
Management fee payable	1,458,707
Accrued expenses and other liabilities	982,818
Distribution fee payable	224,809
Affiliated transfer agent fee payable	27,738

Total Liabilities	269,028,171

Net Assets	$2,555,772,318

Net assets were comprised of:
Common stock, at par	$1,029,116
Paid-in capital in excess of par	2,243,920,880
Total distributable earnings (loss)	310,822,322

Net assets, October 31, 2019	$2,555,772,318

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	21

Statement of Assets and Liabilities

as of October 31, 2019

Class A
Net asset value and redemption price per share, ($ 236,117,580 ÷ 9,607,055 shares of common stock issued and outstanding)	$24.58
Maximum sales charge (5.50% of offering price)	1.43

Maximum offering price to public	$26.01

Class C
Net asset value, offering price and redemption price per share,
($ 211,290,326 ÷ 9,123,071 shares of common stock issued and outstanding)	$23.16

Class Z
Net asset value, offering price and redemption price per share,
($ 1,466,570,996 ÷ 58,639,036 shares of common stock issued and outstanding)	$25.01

Class R2
Net asset value, offering price and redemption price per share,
($ 12,150 ÷ 486 shares of common stock issued and outstanding)	$25.02

Class R4
Net asset value, offering price and redemption price per share,
($ 362,000 ÷ 14,436 shares of common stock issued and outstanding)	$25.08

Class R6
Net asset value, offering price and redemption price per share,
($ 641,419,266 ÷ 25,527,488 shares of common stock issued and outstanding)	$25.13

See Notes to Financial Statements.

22

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $980,360 foreign withholding tax)	$10,810,292
Income from securities lending, net (including affiliated income of $388,176)	1,336,373
Affiliated dividend income	870,089

Total income	13,016,754

Expenses
Management fee	16,896,866
Distribution fee(a)	2,602,248
Shareholder servicing fees(a)	113
Transfer agent’s fees and expenses (including affiliated expense of $159,114)(a)	1,684,685
SEC registration fees	337,848
Custodian and accounting fees	305,589
Registration fees(a)	226,596
Shareholders’ reports	158,449
Directors’ fees	45,523
Audit fee	27,875
Legal fees and expenses	27,413
Miscellaneous	50,518

Total expenses	22,363,723
Less: Fee waiver and/or expense reimbursement(a)	(902,543)
Distribution fee waiver(a)	(102,830)

Net expenses	21,358,350

Net investment income (loss)	(8,341,596)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(10,511))	(15,011,659)
Foreign currency transactions	(145,443)

(15,157,102)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $57,304)	265,885,680
Foreign currencies	2,520

265,888,200

Net gain (loss) on investment and foreign currency transactions	250,731,098

Net Increase (Decrease) In Net Assets Resulting From Operations	$242,389,502

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R2	Class R4	Class R6
Distribution fee	616,977	1,985,244	—	27	—	—
Shareholder servicing fees	—	—	—	10	103	—
Transfer agent’s fees and expenses	235,169	209,047	1,236,305	68	137	3,959
Registration fees	24,130	23,612	69,093	23,303	23,303	63,155
Fee waiver and/or expense reimbursement	(315,047)	(56,166)	(332,983)	(23,355)	(23,440)	(151,552)
Distribution fee waiver	(102,830)	—	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	23

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(8,341,596)	$(5,397,731)
Net realized gain (loss) on investment and foreign currency transactions	(15,157,102)	(31,754,951)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	265,888,200	(9,911,236)

Net increase (decrease) in net assets resulting from operations	242,389,502	(47,063,918)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	1,382,201,174	1,284,233,392
Cost of shares reacquired	(582,671,951)	(256,901,201)

Net increase (decrease) in net assets from Series share transactions	799,529,223	1,027,332,191

Total increase (decrease)	1,041,918,725	980,268,273

Net Assets:
Beginning of year	1,513,853,593	533,585,320

End of year	$2,555,772,318	$1,513,853,593

See Notes to Financial Statements.

24

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Global Opportunities Fund (the “Series”).

The investment objective of the Series is to seek long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM Jennison Global Opportunities Fund	25

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

26

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of

PGIM Jennison Global Opportunities Fund	27

Notes to Financial Statements (continued)

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the

28

securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Global Opportunities Fund	29

Notes to Financial Statements (continued)

2. Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.825% of the Series’on average daily net assets up to $1 billion and 0.800% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.812% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, and transfer agency expenses (including sub-transfer agency and networking fees), of each class of shares to 0.84% of the Series’ average daily net assets and to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the net Series annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares and 1.09% of average daily net assets for Class R4 shares. Additionally, the Manager has contractually agreed, through February 28, 2021, to limit annual operating expenses after fee waivers and/or expense reimbursements to 1.08% of average daily net assets for Class A shares. These contractual waivers exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where

30

applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.25% of the average daily net assets of the Class A, Class C and Class R2 shares, respectively. PIMS has contractually agreed to limit such fees to 0.25% of the average daily net assets of the Class A shares through February 28, 2021.

The Series has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended October 31, 2019, PIMS received $1,609,872 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received $166 and $48,917 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Jennison Global Opportunities Fund	31

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $1,862,563,647 and $1,073,326,498, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

32

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 15,403,571	$843,510,586	$819,350,775	$—	$—	$39,563,382	39,563,382	$870,089

PGIM Institutional Money Market Fund*
210,761,557	1,702,829,425	1,697,130,436	57,304	(10,511)	216,507,339	216,464,046	388,176	**

$ 226,165,128	$2,546,340,011	$2,516,481,211	$57,304	$(10,511)	$256,070,721		$1,258,265

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $1,602,137 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended October 31, 2019, and October 31, 2018, there were no distributions paid by the Series.

As of October 31, 2019, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,418,403,370	$431,735,604	$(58,331,477)	$373,404,127

The difference between book basis and tax basis was primarily due to deferred losses on wash sales, corporate spin-off adjustment and mark-to-market of receivables and payables.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2019 of approximately $55,063,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

PGIM Jennison Global Opportunities Fund	33

Notes to Financial Statements (continued)

The Series elected to treat certain late-year ordinary income losses of approximately $7,514,000 as having been incurred in the following fiscal year (October 31, 2020).

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 950 million shares authorized for the Series, divided into seven classes, designated Class A, Class C, Class Z, Class R2, Class R4, and Class R6 and Class T common stock, each of which consists of 50 million, 70 million, 300 million, 75 million, 75 million, 255 million and 125 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 486 Class R2 shares and 486 Class R4 shares of the Series. At reporting period end, seven shareholders of record, each holding greater than 5% of the Series, held 76% of the Series’ outstanding shares.

34

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	3,574,488	$84,046,392
Shares reacquired	(1,608,919)	(37,497,401)

Net increase (decrease) in shares outstanding before conversion	1,965,569	46,548,991
Shares issued upon conversion from other share class(es)	474,149	11,517,082
Shares reacquired upon conversion into other share class(es)	(505,773)	(12,200,682)

Net increase (decrease) in shares outstanding	1,933,945	$45,865,391

Year ended October 31, 2018:
Shares sold	5,248,520	$120,535,515
Shares reacquired	(1,281,008)	(28,827,088)

Net increase (decrease) in shares outstanding before conversion	3,967,512	91,708,427
Shares issued upon conversion from other share class(es)	145,935	3,322,018
Shares reacquired upon conversion into other share class(es)	(796,366)	(18,356,167)

Net increase (decrease) in shares outstanding	3,317,081	$76,674,278

Class C
Year ended October 31, 2019:
Shares sold	2,968,766	$65,835,812
Shares reacquired	(1,453,589)	(31,834,459)

Net increase (decrease) in shares outstanding before conversion	1,515,177	34,001,353
Shares reacquired upon conversion into other share class(es)	(651,781)	(14,977,319)

Net increase (decrease) in shares outstanding	863,396	$19,024,034

Year ended October 31, 2018:
Shares sold	5,122,386	$111,862,993
Shares reacquired	(586,124)	(12,752,680)

Net increase (decrease) in shares outstanding before conversion	4,536,262	99,110,313
Shares reacquired upon conversion into other share class(es)	(283,448)	(6,256,038)

Net increase (decrease) in shares outstanding	4,252,814	$92,854,275

Class Z
Year ended October 31, 2019:
Shares sold	34,742,508	$829,611,273
Shares reacquired	(19,222,576)	(449,656,211)

Net increase (decrease) in shares outstanding before conversion	15,519,932	379,955,062
Shares issued upon conversion from other share class(es)	823,877	20,194,422
Shares reacquired upon conversion into other share class(es)	(211,940)	(5,148,266)

Net increase (decrease) in shares outstanding	16,131,869	$395,001,218

Year ended October 31, 2018:
Shares sold	34,289,075	$799,365,247
Shares reacquired	(8,598,020)	(197,942,065)

Net increase (decrease) in shares outstanding before conversion	25,691,055	601,423,182
Shares issued upon conversion from other share class(es)	1,037,287	24,312,057
Shares reacquired upon conversion into other share class(es)	(160,174)	(3,726,870)

Net increase (decrease) in shares outstanding	26,568,168	$622,008,369

Class R2
Period ended October 31, 2019*:
Shares sold	1,288	$30,000

Net increase (decrease) in shares outstanding before conversion	1,288	30,000
Shares reacquired upon conversion into other share class(es)	(802)	(19,896)

Net increase (decrease) in shares outstanding	486	$10,104

PGIM Jennison Global Opportunities Fund	35

Notes to Financial Statements (continued)

Class R4	Shares	Amount
Period ended October 31, 2019*:
Shares sold	15,428	$381,279
Shares reacquired	— **	(4)

Net increase (decrease) in shares outstanding before conversion	15,428	381,275
Shares reacquired upon conversion into other share class(es)	(992)	(24,682)

Net increase (decrease) in shares outstanding	14,436	$356,593

Class R6
Year ended October 31, 2019:
Shares sold	16,578,431	$402,296,418
Shares reacquired	(2,630,526)	(63,683,876)

Net increase (decrease) in shares outstanding before conversion	13,947,905	338,612,542
Shares issued upon conversion from other share class(es)	26,917	659,341

Net increase (decrease) in shares outstanding	13,974,822	$339,271,883

Year ended October 31, 2018:
Shares sold	10,875,042	$252,469,637
Shares reacquired	(729,939)	(17,379,368)

Net increase (decrease) in shares outstanding before conversion	10,145,103	235,090,269
Shares issued upon conversion from other share class(es)	29,504	705,000

Net increase (decrease) in shares outstanding	10,174,607	$235,795,269

*	Commencement of offering was December 27, 2018.
**	Less than one full share.

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large

36

scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended October 31, 2019.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in

PGIM Jennison Global Opportunities Fund	37

Notes to Financial Statements (continued)

addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

38

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.47	$20.72	$15.14	$15.63	$14.08
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.13)	(0.09)	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.22	0.88	5.67	(0.44)	1.64
Total from investment operations	3.11	0.75	5.58	(0.49)	1.55
Net asset value, end of year	$24.58	$21.47	$20.72	$15.14	$15.63
Total Return(b):	14.49%	3.62%	36.86%	(3.13)%	11.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$236,118	$164,764	$90,247	$89,579	$74,049
Average net assets (000)	$205,653	$142,313	$70,810	$100,220	$36,635
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.08%	1.14%	1.19%	1.20%	1.38%
Expenses before waivers and/or expense reimbursement	1.28%	1.30%	1.33%	1.36%	1.56%
Net investment income (loss)	(0.45)%	(0.55)%	(0.55)%	(0.31)%	(0.63)%
Portfolio turnover rate(e)	52%	62%	79%	88%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$20.41	$19.85	$14.61	$15.20	$13.79
Income (loss) from investment operations:
Net investment income (loss)	(0.29)	(0.30)	(0.22)	(0.15)	(0.20)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.04	0.86	5.46	(0.44)	1.61
Total from investment operations	2.75	0.56	5.24	(0.59)	1.41
Net asset value, end of year	$23.16	$20.41	$19.85	$14.61	$15.20
Total Return(b):	13.47%	2.82%	35.87%	(3.88)%	10.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$211,290	$168,587	$79,531	$52,246	$28,982
Average net assets (000)	$198,518	$136,788	$55,922	$50,113	$11,330
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.94%	1.94%	1.94%	1.95%	2.12%
Expenses before waivers and/or expense reimbursement	1.97%	1.99%	2.03%	2.06%	2.27%
Net investment income (loss)	(1.31)%	(1.35)%	(1.28)%	(1.07)%	(1.37)%
Portfolio turnover rate(e)	52%	62%	79%	88%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$21.82	$21.00	$15.31	$15.77	$14.17
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.08)	(0.05)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.26	0.90	5.74	(0.45)	1.66
Total from investment operations	3.19	0.82	5.69	(0.46)	1.60
Net asset value, end of year	$25.01	$21.82	$21.00	$15.31	$15.77
Total Return(b):	14.62%	3.90%	37.17%	(2.92)%	11.29%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,466,571	$927,492	$334,783	$114,228	$102,800
Average net assets (000)	$1,228,375	$693,749	$193,977	$131,042	$48,494
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.94%	0.93%	0.94%	0.95%	1.15%
Expenses before waivers and/or expense reimbursement	0.96%	0.97%	1.02%	1.06%	1.28%
Net investment income (loss)	(0.31)%	(0.35)%	(0.28)%	(0.07)%	(0.41)%
Portfolio turnover rate(e)	52%	62%	79%	88%	58%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	41

Financial Highlights (continued)

Class R2 Shares
	December 27, 2018(a) through October 31, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.59
Income (loss) from investment operations:
Net investment income (loss)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.55
Total from investment operations	4.43
Net asset value, end of period	$25.02
Total Return(c):	21.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12
Average net assets (000)	$13
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.34%	(e)
Expenses before waivers and/or expense reimbursement	216.05%	(e)
Net investment income (loss)	(0.58)%	(e)
Portfolio turnover rate(f)	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class R4 Shares
	December 27, 2018(a) through October 31, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$20.59
Income (loss) from investment operations:
Net investment income (loss)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.59
Total from investment operations	4.49
Net asset value, end of period	$25.08
Total Return(c):	21.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$362
Average net assets (000)	$122
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.97%	(e)
Expenses before waivers and/or expense reimbursement	23.67%	(e)
Net investment income (loss)	(0.46)%	(e)
Portfolio turnover rate(f)	52%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Opportunities Fund	43

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,				December 22, 2014(a) through October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$21.90	$21.06	$15.33	$15.78	$14.15
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.06)	(0.04)	0.01	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.29	0.90	5.77	(0.46)	1.66
Total from investment operations	3.23	0.84	5.73	(0.45)	1.63
Net asset value, end of period	$25.13	$21.90	$21.06	$15.33	$15.78
Total Return(c):	14.75%	3.99%	37.38%	(2.85)%	11.52%

Ratios/Supplemental Data:
Net assets, end of period (000)	$641,419	$253,010	$29,023	$8,647	$11
Average net assets (000)	$448,178	$133,984	$14,700	$7,736	$11
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.84%	0.84%	1.09%	(f)
Expenses before waivers and/or expense reimbursement	0.87%	0.90%	0.92%	0.95%	1.18%	(f)
Net investment income (loss)	(0.23)%	(0.26)%	(0.23)%	0.05%	(0.27)%	(f)
Portfolio turnover rate(g)	52%	62%	79%	88%	58%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison Global Opportunities Fund and Board of Directors Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Global Opportunities Fund, a series of Prudential World Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 16, 2019

PGIM Jennison Global Opportunities Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013
Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Global Opportunities Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Global Opportunities Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Opportunities Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison Global Opportunities Fund is a series of Prudential World Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Global Opportunities Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgiminvestments.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•	The Board noted information provided by PGIM Investments indicating that the Fund’s net total expense ratio was less than half a basis point from the median of the Peer Group.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) limits total annual operating expenses at 0.84% for Class C shares, Class R6 shares and Class Z shares, and limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause net annual Fund operating expenses to exceed 1.34% for Class R2 shares or 1.09% for Class R4 shares through February 29, 2020.

•

The Board and PGIM Investments has also agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, which (exclusive of certain fees and expenses) limits total annual fund operating expenses to 1.08% for Class A shares.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to monitor performance and to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL OPPORTUNITIES FUND

SHARE CLASS	A	C	Z	R2	R4	R6
NASDAQ	PRJAX	PRJCX	PRJZX	PRJBX	PRJDX	PRJQX
CUSIP	743969719	743969693	743969685	743969438	743969420	743969594

MF214E

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek long-term growth of capital

Highlights (unaudited)

•

Markets were highly volatile in the reporting period. In the index, information technology, utilities, real estate, and consumer discretionary posted the largest gains. Energy was the worst-performing sector and only negative sector.

•	Holdings in the consumer discretionary sector were strong contributors to the Fund’s performance during the reporting period, led by Lululemon Athletica.

•

On a sector level, stock selection in consumer staples, health care, information technology, communication services, and financials also contributed to performance. Having no exposure to the poor-performing energy sector was also beneficial.

•

Other key contributors to total return included Canadian e-commerce platform Shopify, Chinese spirits maker Kweichow Moutai, Chinese Internet platform Tencent, and Paris-based beauty products company L’Oreal.

•

Not having any holdings in the utilities and real estate sectors detracted from the Fund’s relative performance during the period, while stock selection in the materials sector also detracted modestly.

•	Other detractors included Danish biotech company Novozymes, lithium-producer Albemarle, German payment processor Wirecard, Swedish music-streaming service Spotify Technology, and online retailer ASOS.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison International Opportunities Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison International Opportunities Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison International Opportunities Fund

December 16, 2019

PGIM Jennison International Opportunities Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	16.60	7.15	9.21 (6/5/12)
Class C	21.28	7.54	9.21 (6/5/12)
Class R	22.89	N/A	5.32 (11/20/17)
Class Z	23.56	8.63	10.31 (6/5/12)
Class R2	N/A	N/A	30.46* (12/27/18)
Class R4	N/A	N/A	30.79* (12/27/18)
Class R6	23.72	N/A	11.13 (12/23/15)
MSCI ACWI ex-US Index
	11.27	3.82	—

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	23.39	8.37	10.04 (6/5/12)
Class C	22.28	7.54	9.21 (6/5/12)
Class R	22.89	N/A	5.32 (11/20/17)
Class Z	23.56	8.63	10.31 (6/5/12)
Class R2	N/A	N/A	30.46* (12/27/18)
Class R4	N/A	N/A	30.79* (12/27/18)
Class R6	23.72	N/A	11.13 (12/23/15)
MSCI ACWI ex-US Index
	11.27	3.82	—

*Not annualized.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the MSCI ACWI ex-US Index by portraying the initial account values at the commencement of operations for Class Z shares (June 5, 2012) and the account values at the end of the current fiscal year (October 31, 2019), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to each class’ inception date.

PGIM Jennison International Opportunities Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder services fees	None	None	None	None	0.10%	0.10%	None

Benchmark Definitions

MSCI All Country World Index ex-US Index—The Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is an unmanaged free float-adjusted market capitalization-weighted index that is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The Index includes both developed and emerging markets. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 7.05%, 0.66% for Class R shares, and 7.44% for Class R6 shares. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and Class R4 shares is 15.45%.

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Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	Country	% of Net Assets
Lululemon Athletica, Inc.	Textiles, Apparel & Luxury Goods	United States	5.0%
L’Oreal SA	Personal Products	France	4.5%
Safran SA	Aerospace & Defense	France	3.9%
LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods	France	3.9%
Dassault Systemes SE	Software	France	3.9%
Ferrari NV	Automobiles	Italy	3.7%
Straumann Holding AG	Health Care Equipment & Supplies	Switzerland	3.7%
Adyen NV	IT Services	Netherlands	3.7%
Kweichow Moutai Co. Ltd. (Class A Stock)	Beverages	China	3.6%
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	3.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison International Opportunities Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison International Opportunities Fund’s Class Z shares returned 23.56% in the 12-month reporting period that ended October 31, 2019, outperforming the 11.27% return of the MSCI All Country World ex-US Index (the Index).

What was the market environment?

•	Global equity markets were highly volatile during the reporting period.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US growth, the state of US alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets subsequently rebounded as the Federal Reserve signaled a pause in federal funds rate hikes, corporate earnings reports generally indicated continued strength, and sentiment grew that trade friction would be resolved.

•	Markets fell again as the period ended on a re-escalation of trade tension.

•	In the Index, information technology, utilities, real estate, and consumer discretionary posted the largest gains. Energy was the worst-performing sector and only negative sector.

What worked?

•

Holdings in the consumer discretionary sector were strong contributors to the Fund’s performance during the reporting period, led by Lululemon Athletica Inc. The company’s new products, integrated marketing, and online sales momentum—combined with a high-end customer base and “athleisure fashion trends”—drove strong customer traffic, sales conversion, and comparable store sales. The company also has strong brand positioning, international prospects, margin-expansion opportunities, and attractive return on invested capital, in Jennison’s view.

•

On a sector level, stock selection in consumer staples, health care, information technology, communication services, and financials also contributed to performance. Having no exposure to the poor-performing energy sector was also beneficial.

•	Other notable contributors were found among multiple sectors:

•

Shopify Inc.’s cloud-based, easy-to-use infrastructure tools position it well for the secular shift to digital commerce and accelerating demand for omnichannel e-commerce in the retail industry, in Jennison’s view. Recurring revenue and gross merchandise volume growth showed strength throughout the period as the company added both small and large merchants at a robust pace.

10	Visit our website at pgiminvestments.com

•

Kweichow Moutai is a leading Chinese spirits maker. The company’s strong brand equity and healthy distribution channels have helped it expand its market share in the premium segment. Jennison believes Kweichow stands to benefit from rising demand for premium spirits and rapid growth in its “Series” products, which target the mid-range to high-end market segment. Furthermore, Jennison likes the company’s strong profitability, return on capital, cash flow, and balance sheet. Financial results were solid during the period. Margin expansion was driven by product mix upgrades and operating leverage.

•

Tencent Holdings Ltd., China’s largest and most-visited Internet service portal, performed fundamentally well during the period, driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment-service efforts. Best known in China for its WeChat and QQ messaging along with its mobile-payment apps, the company is the world’s largest videogame publisher by revenue. Jennison expects advertising revenue gains and strong growth in its mobile-gaming and digital-content divisions to continue driving growth.

•

Paris-based L’Oréal SA is the world’s largest beauty products company. It makes cosmetics, perfume, and hair and skin care products for the mass consumer market (L’Oréal Paris and Maybelline brands), the luxury consumer market (Lancôme), and the retail and salon markets (Redken and SoftSheen/Carson). The company generates about two-thirds of its sales outside Europe, with the US and China its two largest markets. L’Oréal enjoyed top-line momentum, market share gains, and margin expansion during the period, which Jennison believes may continue to drive superior earnings growth.

What didn’t work?

•

Not having any holdings in the utilities and real estate sectors detracted from the Fund’s relative performance during the reporting period, while stock selection in the materials sector also detracted modestly.

•	In materials:

•

Novozymes A/S is the world’s largest enzyme producer, operating across a wide range of industries to develop innovative solutions through biotechnology. Jennison’s investment thesis was that organic growth would accelerate driven by the BioAg Alliance and new product launches. Jennison sold the position by the end of the period when this thesis did not play out as expected.

•

As with other commodity-based stocks, Albemarle Corp. is exposed to supply-demand dynamics that drive underlying commodity prices. As demand for lithium has increased, so too have production levels, leading to increased supply. The resulting

PGIM Jennison International Opportunities Fund	11

Strategy and Performance Overview (continued)

drop in lithium prices made Jennison less constructive on Albemarle’s long-duration earnings power. Jennison sold the position in January 2019.

•	In other sectors:

•

Based in Munich, Germany, Wirecard AG offers electronic payment and processing services in more than 120 currencies with more than 15,000 corporate customers. Its largest customer segment is e-commerce retailers in Germany and Western Europe, but it continues to expand in Asia and elsewhere. Shares declined on allegations of breaches in the company’s accounting procedures. Jennison eliminated the position in February 2019.

•

Headquartered in Sweden, Spotify Technology SA operates a music streaming platform that connects artists and music listeners, who can access the platform on an advertisement-supported basis or by paying a subscription fee. Second-quarter 2019 earnings included a slight subscriber mix. However, due to uncertainty involving long-term growth opportunities, Jennison sold the position in September 2019.

•

ASOS plc targets fashionable, Web-savvy 16- to 34-year-olds. Its websites offer hundreds of brands of T-shirts, denim, dresses, footwear, lingerie, swimwear, beauty products, accessories, and jewelry. ASOS has local-language sites in France, Germany, Italy, Spain, Australia, Russia, the UK, and the US. However, after not seeing expected progress in ASOS fundamentals, Jennison sold the position in December 2018.

Current outlook

•

After months of trade friction between the US and China, both consumer and business sentiment show signs of fraying. The trade war has already claimed casualties in industries directly exposed to existing tariffs. Without clarity or a new agreement with China, the fallout from already-implemented trade restraints likely will increasingly weigh on business confidence and consumer spending, in Jennison’s view, as companies take steps to mitigate these restraints and pass on the higher costs of doing business. With this uncertainty, business planning and investing likely will be hampered, with delays and hesitancy in spending probable. The US political landscape is likewise unsettled and apt to weigh on confidence and activity, as impeachment proceedings against President Trump begin and the 2020 election cycle ramps up.

•	The most powerful offset to these headwinds is the health of the US consumer, in Jennison’s view. Employment remains strong, and incremental wage gains continue.

•

Jennison expects the portfolio’s earnings growth to remain above market average for the balance of this year and next. Dramatic short-term moves in the market, driven by significant uncertainty in the macroeconomic environment, are leading to material near-term valuation swings.

12	Visit our website at pgiminvestments.com

•

Jennison continues to remain focused on the growth outlook of companies held in the Fund. Driven by powerful secular trends, Jennison believes the growing revenue streams of Fund holdings in industries such as e-commerce, software-as-a-service, and payments should be durable against an uncertain backdrop.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the Fund’s reporting period.

Top Contributors (%)		Top Detractors (%)
Shopify	2.99	Wirecard	–1.98
Kweichow Moutai	2.43	Novozymes	–0.50
Lululemon Athletica	2.06	Spotify Technology	–0.48
Tencent Holdings	1.61	ASOS	–0.36
L’Oreal	1.31	Albermarle	–0.31

PGIM Jennison International Opportunities Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison International Opportunities Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,040.50	1.09%	$5.61
	Hypothetical	$1,000.00	$1,019.71	1.09%	$5.55
Class C	Actual	$1,000.00	$1,035.40	1.92%	$9.85
	Hypothetical	$1,000.00	$1,015.53	1.92%	$9.75
Class R	Actual	$1,000.00	$1,038.40	1.46%	$7.50
	Hypothetical	$1,000.00	$1,017.85	1.46%	$7.43
Class Z	Actual	$1,000.00	$1,041.10	0.90%	$4.63
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58
Class R2	Actual	$1,000.00	$1,039.00	1.26%	$6.48
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41
Class R4	Actual	$1,000.00	$1,040.60	0.94%	$4.83
	Hypothetical	$1,000.00	$1,020.47	0.94%	$4.79
Class R6	Actual	$1,000.00	$1,041.10	0.84%	$4.32
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison International Opportunities Fund	15

Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 98.4%

COMMON STOCKS 94.9%

Argentina 2.6%
MercadoLibre, Inc.*	30,740	$16,031,525

Australia 2.1%
Cochlear Ltd.	90,543	13,174,188

Canada 2.4%
Shopify, Inc. (Class A Stock)*	47,542	14,907,745

China 14.5%
Alibaba Group Holding Ltd., ADR*	126,342	22,320,841
Jiangsu Hengrui Medicine Co. Ltd. (Class A Stock)	940,105	12,088,909
Kweichow Moutai Co. Ltd. (Class A Stock)	134,903	22,509,531
Meituan Dianping (Class B Stock)*	1,338,513	15,935,291
Wuxi Biologics Cayman, Inc., 144A*	1,495,636	17,569,105

		90,423,677

Denmark 1.5%
Novo Nordisk A/S (Class B Stock)	172,051	9,411,344

France 25.6%
Airbus SE	141,690	20,287,943
Dassault Systemes SE	157,936	23,983,108
Kering SA	19,083	10,870,495
L’Oreal SA	96,770	28,224,068
LVMH Moet Hennessy Louis Vuitton SE	57,232	24,407,896
Pernod Ricard SA	100,975	18,651,437
Remy Cointreau SA(a)	64,945	8,693,454
Safran SA	155,559	24,591,092

		159,709,493

Germany 4.7%
adidas AG	52,988	16,363,945
SAP SE	95,561	12,645,312

		29,009,257

Hong Kong 3.4%
AIA Group Ltd.	1,254,619	12,452,193
Techtronic Industries Co. Ltd.	1,085,597	8,501,051

		20,953,244

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

India 2.1%
HDFC Bank Ltd., ADR	218,357	$13,339,429

Italy 5.9%
Brunello Cucinelli SpA	432,968	13,571,810
Ferrari NV	146,309	23,450,498

		37,022,308

Netherlands 6.8%
Adyen NV, 144A*	32,792	23,008,013
ASML Holding NV	73,480	19,221,447

		42,229,460

Switzerland 10.2%
Alcon, Inc.*	120,544	7,120,420
Givaudan SA	6,227	18,280,964
Novartis AG	173,805	15,151,421
Straumann Holding AG	25,964	23,183,383

		63,736,188

Taiwan 1.4%
Sea Ltd., ADR*(a)	300,041	8,929,220

United Kingdom 6.7%
Ashtead Group PLC	286,491	8,719,312
AstraZeneca PLC	148,291	14,426,515
Experian PLC	591,604	18,606,776

		41,752,603

United States 5.0%
Lululemon Athletica, Inc.*	154,073	31,472,492

TOTAL COMMON STOCKS (cost $481,223,498)		592,102,173

See Notes to Financial Statements.

18

Description	Shares	Value
PREFERRED STOCK 3.5%

Germany
Sartorius AG (PRFC) (cost $13,598,252)	114,395	$22,210,264

TOTAL LONG-TERM INVESTMENTS (cost $494,821,750)		614,312,437

SHORT-TERM INVESTMENTS 3.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	11,654,389	11,654,389
PGIM Institutional Money Market Fund (cost $12,382,600; includes $12,364,612 of cash collateral for securities on loan)(b)(w)	12,381,254	12,383,731

TOTAL SHORT-TERM INVESTMENTS (cost $24,036,989)		24,038,120

TOTAL INVESTMENTS 102.3% (cost $518,858,739)		638,350,557
Liabilities in excess of other assets (2.3)%		(14,276,660)

NET ASSETS 100.0%		$624,073,897

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $12,004,657; cash collateral of $12,364,612 (included in liabilities) was received with which the Series purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Argentina	$16,031,525	$—	$—
Australia	—	13,174,188	—
Canada	14,907,745	—	—
China	22,320,841	68,102,836	—
Denmark	—	9,411,344	—
France	—	159,709,493	—
Germany	—	29,009,257	—
Hong Kong	—	20,953,244	—
India	13,339,429	—	—
Italy	—	37,022,308	—
Netherlands	—	42,229,460	—
Switzerland	—	63,736,188	—
Taiwan	8,929,220	—	—
United Kingdom	—	41,752,603	—
United States	31,472,492	—	—
Preferred Stock
Germany	—	22,210,264	—
Affiliated Mutual Funds	24,038,120	—	—

Total	$131,039,372	$507,311,185	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Textiles, Apparel & Luxury Goods	15.4%
Health Care Equipment & Supplies	10.5
Internet & Direct Marketing Retail	8.8
Pharmaceuticals	8.1
Beverages	8.0
Aerospace & Defense	7.2
IT Services	6.1
Software	6.0
Personal Products	4.5
Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	3.9
Automobiles	3.7
Semiconductors & Semiconductor Equipment	3.1

Professional Services	3.0%
Chemicals	2.9
Life Sciences Tools & Services	2.8
Banks	2.1
Insurance	2.0
Entertainment	1.4
Trading Companies & Distributors	1.4
Machinery	1.4

102.3
Liabilities in excess of other assets	(2.3)

100.0%

See Notes to Financial Statements.

20

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$12,004,657	$(12,004,657)	$—

(1)	Collateral amount disclosed by the Series is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	21

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $12,004,657:
Unaffiliated investments (cost $494,821,750)	$614,312,437
Affiliated investments (cost $24,036,989)	24,038,120
Foreign currency, at value (cost $79,464)	79,732
Receivable for Series shares sold	3,345,632
Tax reclaim receivable	1,713,527
Dividends receivable	137
Prepaid expenses and other assets	5,361

Total Assets	643,494,946

Liabilities
Payable to broker for collateral for securities on loan	12,364,612
Payable for investments purchased	4,130,801
Payable for Series shares reacquired	2,272,943
Management fee payable	275,578
Accrued expenses and other liabilities	191,258
Distribution fee payable	125,280
Affiliated transfer agent fee payable	60,542
Affiliated shareholder servicing fees payable	35

Total Liabilities	19,421,049

Net Assets	$624,073,897

Net assets were comprised of:
Common stock, at par	$318,071
Paid-in capital in excess of par	539,177,513
Total distributable earnings (loss)	84,578,313

Net assets, October 31, 2019	$624,073,897

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($26,777,854 ÷ 1,372,183 shares of common stock issued and outstanding)	$19.51
Maximum sales charge (5.50% of offering price)	1.14

Maximum offering price to public	$20.65

Class C
Net asset value, offering price and redemption price per share, ($5,301,826 ÷ 287,468 shares of common stock issued and outstanding)	$18.44

Class R
Net asset value, offering price and redemption price per share, ($280,311,192 ÷ 14,386,364 shares of common stock issued and outstanding)	$19.48

Class Z
Net asset value, offering price and redemption price per share, ($208,628,508 ÷ 10,551,582 shares of common stock issued and outstanding)	$19.77

Class R2
Net asset value, offering price and redemption price per share, ($233,112 ÷ 11,835 shares of common stock issued and outstanding)	$19.70

Class R4
Net asset value, offering price and redemption price per share, ($846,031 ÷ 42,844 shares of common stock issued and outstanding)	$19.75

Class R6
Net asset value, offering price and redemption price per share, ($101,975,374 ÷ 5,154,775 shares of common stock issued and outstanding)	$19.78

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	23

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $603,845 foreign withholding tax)	$5,136,058
Affiliated dividend income	204,073
Income from securities lending, net (including affiliated income of $22,536)	48,438

Total income	5,388,569

Expenses
Management fee	4,113,335
Distribution fee(a)	2,194,423
Shareholder servicing fees (including affiliated expense of $110)(a)	247
Transfer agent’s fees and expenses (including affiliated expense of $376,081)(a)	535,365
Custodian and accounting fees	235,156
Registration fees(a)	142,515
Shareholders’ reports	69,469
SEC registration fees	54,619
Audit fee	27,875
Legal fees and expenses	19,505
Directors’ fees	19,441
Miscellaneous	73,254

Total expenses	7,485,204
Less: Fee waiver and/or expense reimbursement(a)	(663,727)
Distribution fee waiver(a)	(705,532)

Net expenses	6,115,945

Net investment income (loss)	(727,376)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $113)	(18,413,267)
Foreign currency transactions	(114,663)

(18,527,930)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,553)	124,074,160
Foreign currencies	59,130

124,133,290

Net gain (loss) on investment and foreign currency transactions	105,605,360

Net Increase (Decrease) In Net Assets Resulting From Operations	$104,877,984

See Notes to Financial Statements.

24

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	61,797	46,836	2,085,698	—	92	—	—
Shareholder servicing fees	—	—	—	—	—	247	—
Transfer agent’s fees and expenses	32,967	6,173	358,422	136,938	64	280	521
Registration fees	14,266	12,975	16,526	25,041	23,445	23,445	26,817
Fee waiver and/or expense reimbursement	(65,139)	(19,754)	(253,123)	(200,953)	(23,491)	(23,957)	(77,310)
Distribution fee waiver	(10,299)	—	(695,233)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	25

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(727,376)	$(1,656,517)
Net realized gain (loss) on investment and foreign currency transactions	(18,527,930)	(6,397,062)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	124,133,290	(30,907,640)

Net increase (decrease) in net assets resulting from operations	104,877,984	(38,961,219)

Dividends and Distributions
Distributions from distributable earnings
Class Z	(60,708)	(54,385)
Class R6	(50,751)	(54,898)

	(111,459)	(109,283)

Series share transactions (Net of share conversions)
Net proceeds from shares sold	276,400,116	140,754,250
Net asset value of shares issued in reinvestment of dividends and distributions	111,341	109,173
Net asset value of shares issued in merger	—	372,771,258
Cost of shares reacquired	(181,047,151)	(112,646,693)

Net increase (decrease) in net assets from Series share transactions	95,464,306	400,987,988

Total increase (decrease)	200,230,831	361,917,486

Net Assets:
Beginning of year	423,843,066	61,925,580

End of year	$624,073,897	$423,843,066

See Notes to Financial Statements.

26

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison International Opportunities Fund (the “Series”).

The investment objective of the Series is to seek long-term growth of capital.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM Jennison International Opportunities Fund	27

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

28

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of

PGIM Jennison International Opportunities Fund	29

Notes to Financial Statements (continued)

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the

30

securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison International Opportunities Fund	31

Notes to Financial Statements (continued)

2. Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.825% of the Series’ on average daily net assets up to and including $1 billion and 0.800% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.825% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to reimburse and/or waive fees so that the Series’ net annual operating expenses of each share class does not exceed 0.84% of the Series’ average daily net assets (exclusive of distribution and service (12b-1) fees, and transfer agency expenses (including sub-transfer agency and networking fees)) and to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares. Additionally, the Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.09% of average daily net assets for Class A shares. Separately, the Manager has contractually agreed to waive and/or reimburse up to 0.06% of certain other expenses on an annualized basis, through February 28, 2021, to the extent that the total net

32

annual operating expenses exceed 1.90% of average daily net assets for Class C shares, 1.48% of average daily net assets for Class R shares, 0.90% of average daily net assets for Class Z shares and 0.84% of average daily net assets for Class R6 shares. The contractual waivers and expense limitation above exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through February 28, 2021 to limit such expenses to 0.25% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively.

The Series has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended October 31, 2019, PIMS received $129,506 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received $909 and $1,295 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Jennison International Opportunities Fund	33

Notes to Financial Statements (continued)

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $353,014,956 and $260,482,790, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

34

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$16,359,986	$291,331,814	$296,037,411	$—	$—	$11,654,389	11,654,389	$204,073

PGIM Institutional Money Market Fund*
25,773,727	178,831,336	192,224,998	3,553	113	12,383,731	12,381,254	22,536	**

$42,133,713	$470,163,150	$488,262,409	$3,553	$113	$24,038,120		$226,609

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in-capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $846,157 primarily due to a net operating loss. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2019, the tax character of dividends paid by the Series was $111,459 of ordinary income. For the year ended October 31, 2018, the tax character of dividends paid by the Series was $109,283 of ordinary income.

As of October 31, 2019, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$527,509,574	$114,392,436	$(3,551,453)	$110,840,983

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis adjustments between financial and tax accounting.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2019 of approximately $26,263,000 which can be carried forward for an unlimited period.

PGIM Jennison International Opportunities Fund	35

Notes to Financial Statements (continued)

No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 900 million shares authorized for the Series, divided into eight classes, designated Class A, Class C, Class R, Class Z, Class R2, Class R4, and Class R6 and Class T common stock, each of which consists of 50 million, 50 million, 150 million, 175 million, 75 million, 75 million, 200 million and 125 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 14,153,009 Class R shares, 662 Class R2 shares, 11,825 Class R4 shares and 748 Class R6 shares of the Series. At reporting period end, five shareholders of

36

record, each holding greater than 5% of the Series, held 79% of the Series’ outstanding shares, of which 45% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	886,104	$15,632,195
Shares reacquired	(462,602)	(8,013,084)

Net increase (decrease) in shares outstanding before conversion	423,502	7,619,111
Shares issued upon conversion from other share class(es)	70,212	1,217,757
Shares reacquired upon conversion into other share class(es)	(37,544)	(681,733)

Net increase (decrease) in shares outstanding	456,170	$8,155,135

Year ended October 31, 2018:
Shares sold	660,533	$11,796,123
Shares reacquired	(104,212)	(1,857,275)

Net increase (decrease) in shares outstanding before conversion	556,321	9,938,848
Shares issued upon conversion from other share class(es)	55,205	1,034,432
Shares reacquired upon conversion into other share class(es)	(5,627)	(102,838)

Net increase (decrease) in shares outstanding	605,899	$10,870,442

Class C
Year ended October 31, 2019:
Shares sold	161,032	$2,618,485
Shares reacquired	(104,446)	(1,712,809)

Net increase (decrease) in shares outstanding before conversion	56,586	905,676
Shares reacquired upon conversion into other share class(es)	(21,102)	(374,296)

Net increase (decrease) in shares outstanding	35,484	$531,380

Year ended October 31, 2018:
Shares sold	205,864	$3,575,262
Shares reacquired	(56,955)	(961,489)

Net increase (decrease) in shares outstanding before conversion	148,909	2,613,773
Shares reacquired upon conversion into other share class(es)	(4,015)	(65,643)

Net increase (decrease) in shares outstanding	144,894	$2,548,130

Class R
Year ended October 31, 2019:
Shares sold	1,569,074	$25,316,140
Shares reacquired	(3,973,963)	(71,057,632)

Net increase (decrease) in shares outstanding	(2,404,889)	$(45,741,492)

Period ended October 31, 2018*:
Shares sold	824,982	$14,999,820
Shares reacquired	(3,064,934)	(55,429,940)
Shares issued in merger	19,031,205	329,810,775

Net increase (decrease) in shares outstanding	16,791,253	$289,380,655

PGIM Jennison International Opportunities Fund	37

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2019:
Shares sold	7,751,651	$141,168,748
Shares issued in reinvestment of dividends and distributions	3,966	60,590
Shares reacquired	(3,691,880)	(64,859,207)

Net increase (decrease) in shares outstanding before conversion	4,063,737	76,370,131
Shares issued upon conversion from other share class(es)	40,055	738,030
Shares reacquired upon conversion into other share class(es)	(54,165)	(928,258)

Net increase (decrease) in shares outstanding	4,049,627	$76,179,903

Year ended October 31, 2018:
Shares sold	5,157,111	$93,161,083
Shares issued in reinvestment of dividends and distributions	3,125	54,275
Shares reacquired	(2,729,560)	(48,279,119)
Shares issued in merger	2,461,464	42,854,094

Net increase (decrease) in shares outstanding before conversion	4,892,140	87,790,333
Shares issued upon conversion from other share class(es)	6,420	118,183
Shares reacquired upon conversion into other share class(es)	(51,659)	(984,134)

Net increase (decrease) in shares outstanding	4,846,901	$86,924,382

Class R2
Period ended October 31, 2019**:
Shares sold	11,835	$224,514
Shares reacquired	—	(1)

Net increase (decrease) in shares outstanding	11,835	$224,513

Class R4
Period ended October 31, 2019**:
Shares sold	44,181	$838,319
Shares reacquired	(1,337)	(25,439)

Net increase (decrease) in shares outstanding	42,844	$812,880

Class R6
Year ended October 31, 2019:
Shares sold	4,858,514	$90,601,715
Shares issued in reinvestment of dividends and distributions	3,322	50,751
Shares reacquired	(1,901,872)	(35,378,979)

Net increase (decrease) in shares outstanding before conversion	2,959,964	55,273,487
Shares issued upon conversion from other share class(es)	1,565	28,500

Net increase (decrease) in shares outstanding	2,961,529	$55,301,987

Year ended October 31, 2018:
Shares sold	994,673	$17,221,962
Shares issued in reinvestment of dividends and distributions	3,160	54,898
Shares reacquired	(329,043)	(6,118,870)
Shares issued in merger	6,114	106,389

Net increase (decrease) in shares outstanding	674,904	$11,264,379

*	Commencement of offering was November 20, 2017.
**	Commencement of offering was December 27, 2018.

38

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended October 31, 2019.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

PGIM Jennison International Opportunities Fund	39

Notes to Financial Statements (continued)

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

9. Reorganization

On June 7, 2017, the Board approved an Agreement and Plan of Reorganization (the “Plans”) which provided for the transfer of all the assets of Target International Equity Portfolio (the “Merged Portfolio”) for shares of Jennison International Opportunities Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Portfolio respectively. Shareholders approved the Plan at a meeting on November 28, 2017 and the reorganization took place on December 15, 2017.

On the reorganization date, the Merged Portfolio had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Portfolio	Total Investment Value	Total Investment Cost
Target International Equity Portfolio	$325,193,997	$319,368,212

The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies.

40

The acquisition was accomplished by a tax-free exchange of the following shares on December 15, 2017:

Merged Portfolio		Acquiring Fund
Target International Equity Portfolio		Jennison International Opportunities Fund
Class	Shares	Class	Shares	Value
R	28,199,749	R	19,031,205	$329,810,775
Z	3,655,174	Z	2,461,464	42,854,094
R6	9,077	R6	6,114	106,389

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Portfolio were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation on investments immediately before the acquisition were as follows:

Merged Portfolio			Acquiring Fund
Target International Equity Portfolio		Unrealized Appreciation on Investments	Jennison International Opportunities Fund
Class	Net assets		Class	Net assets
R	$329,810,775	$5,154,385	R	$9,834
Z	42,854,094	669,737	Z	31,606,586
R6	106,389	1,663	R6	26,367,768

Assuming the acquisition had been completed on August 1, 2017, the Acquiring Fund’s unaudited pro forma results of operations for the year ended October 31, 2018 would have been as follows:

Acquiring Fund	Net Investment loss (a)	Net realized and unrealized loss on investments (b)	Net decrease in net assets resulting from operations
Jennison International Opportunities Fund	(375,158)	(23,698,604)	(24,073,762)

(a)

Net investment income (loss) as reported in the Statement of Operations (year ended October 31, 2018) of the Acquiring Fund, plus net investment income from the Merged Portfolio pre-merger as follows: Target International Equity Portfolio $1,281,359.

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (year ended October 31, 2018) of the Acquiring Fund, plus net realized and unrealized gain (loss) on investments from the Merged Portfolio pre-merger as follows: Target International Equity Portfolio $13,606,098.

Since both the Merged Portfolio and the Acquiring Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

PGIM Jennison International Opportunities Fund	41

Notes to Financial Statements (continued)

10. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

42

Financial Highlights

Class A Shares
		Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.82	$17.10	$12.36	$13.09	$13.06
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.06)	(0.01)	0.02	(0.05)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.68	(1.22)	4.75	(0.75)	0.08
Total from investment operations	3.69	(1.28)	4.74	(0.73)	0.03
Net asset value, end of year	$19.51	$15.82	$17.10	$12.36	$13.09
Total Return(b):	23.39%	(7.49)%	38.35%	(5.58)%	0.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$26,778	$14,496	$5,303	$2,918	$4,167
Average net assets (000)	$20,599	$10,393	$3,121	$3,575	$3,179
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.13%	1.15%	1.15%	1.55%
Expenses before waivers and/or expense reimbursement	1.46%	1.55%	1.63%	1.74%	1.67%
Net investment income (loss)	0.04%	(0.32)%	(0.07)%	0.15%	(0.39)%
Portfolio turnover rate(e)	53%	59%	69%	65%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	43

Financial Highlights (continued)

Class C Shares
		Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.08	$16.43	$11.96	$12.77	$12.82
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.18)	(0.11)	(0.08)	(0.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.49	(1.17)	4.58	(0.73)	0.10
Total from investment operations	3.36	(1.35)	4.47	(0.81)	(0.05)
Net asset value, end of year	$18.44	$15.08	$16.43	$11.96	$12.77
Total Return(b):	22.28%	(8.22)%	37.37%	(6.34)%	(0.39)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,302	$3,800	$1,759	$779	$1,215
Average net assets (000)	$4,683	$3,449	$1,080	$895	$903
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.91%	1.92%	1.89%	1.90%	2.30%
Expenses before waivers and/or expense reimbursement	2.33%	2.54%	2.32%	2.44%	2.37%
Net investment income (loss)	(0.80)%	(1.05)%	(0.80)%	(0.67)%	(1.15)%
Portfolio turnover rate(e)	53%	59%	69%	65%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Class R Shares
	Year Ended October 31, 2019	November 20, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.86	$17.62
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.68	(1.67)
Total from investment operations	3.62	(1.76)
Net asset value, end of period	$19.48	$15.86
Total Return(c):	22.89%	(9.99)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$280,311	$266,294
Average net assets (000)	$278,086	$299,955
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.47%	1.46%	(e)
Expenses before waivers and/or expense reimbursement	1.81%	1.80%	(e)
Net investment income (loss)	(0.36)%	(0.53)%	(e)
Portfolio turnover rate(f)	53%	59%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	45

Financial Highlights (continued)

Class Z Shares
		Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.01	$17.29	$12.50	$13.20	$13.13
Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.01)	0.03	0.03	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.74	(1.24)	4.79	(0.73)	0.10
Total from investment operations	3.77	(1.25)	4.82	(0.70)	0.07
Less Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.03)	(0.03)	-	-
Net asset value, end of year	$19.77	$16.01	$17.29	$12.50	$13.20
Total Return(b):	23.56%	(7.24)%	38.65%	(5.30)%	0.53%

Ratios/Supplemental Data:
Net assets, end of year (000)	$208,629	$104,113	$28,612	$18,667	$46,105
Average net assets (000)	$139,982	$75,711	$21,756	$23,274	$47,187
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.90%	0.89%	0.89%	0.90%	1.31%
Expenses before waivers and/or expense reimbursement	1.04%	1.04%	1.34%	1.41%	1.40%
Net investment income (loss)	0.15%	(0.08)%	0.23%	0.25%	(0.19)%
Portfolio turnover rate(e)	53%	59%	69%	65%	75%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class R2 Shares
	December 27, 2018(a) through October 31, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.12)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.72
Total from investment operations	4.60
Net asset value, end of period	$19.70
Total Return(c):	30.46%

Ratios/Supplemental Data:
Net assets, end of period (000)	$233
Average net assets (000)	$44
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.26%	(e)
Expenses before waivers and/or expense reimbursement	64.97%	(e)
Net investment income (loss)	(0.76)%	(e)
Portfolio turnover rate(f)	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	47

Financial Highlights (continued)

Class R4 Shares
	December 27, 2018(a) through October 31, 2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.10
Income (loss) from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.67
Total from investment operations	4.65
Net asset value, end of period	$19.75
Total Return(c):	30.79%

Ratios/Supplemental Data:
Net assets, end of period (000)	$846
Average net assets (000)	$293
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.95%	(e)
Expenses before waivers and/or expense reimbursement	10.65%	(e)
Net investment income (loss)	(0.11)%	(e)
Portfolio turnover rate(f)	53%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class R6 Shares
	Year Ended October 31,			December 23, 2015(a) through October 31, 2016

	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.02	$17.29	$12.50	$13.25
Income (loss) from investment operations:
Net investment income (loss)	0.04	(0.01)	0.04	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.74	(1.22)	4.79	(0.81)
Total from investment operations	3.78	(1.23)	4.83	(0.75)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.04)	(0.04)	-
Net asset value, end of period	$19.78	$16.02	$17.29	$12.50
Total Return(c):	23.72%	(7.15)%	38.75%	(5.66)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$101,975	$35,141	$26,252	$23,073
Average net assets (000)	$54,900	$26,736	$24,927	$23,677
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.84%	0.84%	(f)
Expenses before waivers and/or expense reimbursement	0.98%	1.00%	1.30%	1.43%	(f)
Net investment income (loss)	0.20%	(0.05)%	0.28%	0.60%	(f)
Portfolio turnover rate(g)	53%	59%	69%	65%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison International Opportunities Fund	49

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison International Opportunities Fund and Board of Directors Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison International Opportunities Fund, a series of Prudential World Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 16, 2019

50

Federal Income Tax Information (unaudited)

For the fiscal year ended October 31, 2019, the Series reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
PGIM Jennison International Opportunities Fund	96.32%	20.47%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of dividends received by you in calendar year 2019.

PGIM Jennison International Opportunities Fund	51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS   (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013
Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison International Opportunities Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison International Opportunities Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison International Opportunities Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison International Opportunities Fund is a series of Prudential World Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also

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noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of reducing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison International Opportunities Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) caps net annual operating expenses at 0.84% for each class of the Fund’s shares, and which limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees, as applicable, to the extent that such fees cause the net annual operating expenses to exceed 1.34% of average daily net assets for Class R2 shares or 1.09% of average daily net assets for Class R4 shares through February 29, 2020.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap with respect to Class A shares, pursuant to which PGIM Investments agrees to limit total annual operating expenses for Class A shares to 1.09% through February 29, 2020.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense waiver, pursuant to which (exclusive of certain fees and expenses) PGIM Investments waives and/or reimburses up to 0.06% of certain other expenses through February 29, 2020 to the extent that total annual operating expenses exceed 1.09% for Class A shares, 1.90% for Class C shares, 1.48% for Class R shares, 0.90% for Class Z shares, and 0.84% for Class R6 shares.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class,and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison International Opportunities Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison International Opportunities Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON INTERNATIONAL OPPORTUNITIES FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6
NASDAQ	PWJAX	PWJCX	PWJRX	PWJZX	PWJBX	PWJDX	PWJQX
CUSIP	743969677	743969669	743969487	743969651	743969412	743969396	743969586

MF215E

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return

Highlights (unaudited)

•	Holdings within electric utilities, led by NextEra Energy, were strong contributors to the Fund’s performance during the reporting period.

•	Allocations to integrated telecommunication services companies, such as Cellnex Telecom SA, bolstered relative and absolute performance. Stock selection within multi-utilities also helped.

•

Stock selection within midstream energy infrastructure was a primary detractor from performance, as falling natural gas and natural gas liquid (e.g., ethane and propane) prices and overall negative sentiment within the energy sector hampered the performance of Targa Resources.

•	The Fund was also hurt by stock selection and an underweight position relative to the S&P Global Infrastructure Index in highways & rail tracks.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM Jennison Global Infrastructure Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Global Infrastructure Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Global Infrastructure Fund

December 16, 2019

PGIM Jennison Global Infrastructure Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	15.30	3.25	6.87 (9/25/13)
Class C	20.01	3.63	7.05 (9/25/13)
Class Z	22.30	4.70	8.13 (9/25/13)
Class R6	22.40	N/A	11.13 (12/28/16)
S&P Global Infrastructure Index
	19.94	4.78	—
S&P 500 Index
	14.31	10.77	—

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	22.01	4.42	7.87 (9/25/13)
Class C	21.01	3.63	7.05 (9/25/13)
Class Z	22.30	4.70	8.13 (9/25/13)
Class R6	22.40	N/A	11.13 (12/28/16)
S&P Global Infrastructure Index
	19.94	4.78	—
S&P 500 Index
	14.31	10.77	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Global Infrastructure Index by portraying the initial account values at the commencement of operations of Class Z shares (September 25, 2013) and the account values at the end of the current fiscal year (October 31, 2019), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison Global Infrastructure Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P Global Infrastructure Index—The S&P Global Infrastructure Index is an unmanaged index that consists of 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the Index has balanced weights across three distinct infrastructure clusters: Utilities, Transportation, and Energy. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 6.73% and 9.66% for Class R6 shares.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 12.48% and 13.58% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	Country	% of Net Assets
NextEra Energy, Inc.	Electric Utilities	United States	5.3%
FirstEnergy Corp.	Electric Utilities	United States	4.0%
RWE AG	Multi-Utilities	Germany	4.0%
Ferrovial SA	Construction & Engineering	Spain	3.8%
Cellnex Telecom SA	Diversified Telecommunication Services	Spain	3.8%
Vinci SA	Construction & Engineering	France	3.3%
Aqua America, Inc.	Water Utilities	United States	3.2%
American Electric Power Co., Inc.	Electric Utilities	United States	3.1%
Sempra Energy	Multi-Utilities	United States	2.8%
Eiffage SA	Construction & Engineering	France	2.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Jennison Global Infrastructure Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Global Infrastructure Fund’s Class Z shares returned 22.30% in the 12-month reporting period that ended October 31, 2019, outperforming the 19.94% return of the S&P Global Infrastructure Index (the Index).

What was the market environment?

•

Equity markets were highly volatile during the reporting period. Initially, global economic growth was accelerating; US employment was strengthening; and lower US corporate tax rates were helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US growth, the state of US alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets rebounded early in 2019 as the Federal Reserve (the Fed) signaled a pause in federal funds rate hikes, but they fell again as the period ended on a re-escalation of trade tension. Numerous central banks around the world subsequently lowered interest rates; the Fed cut rates three times during the period.

•

West Texas Intermediate crude oil and natural gas prices were volatile during the period, declining 20.04% and 21.21%, respectively. Prices for natural gas liquids, such as ethane and propane, dropped more than 40%.

•

Within the Index, the highways & rail tracks segment led performance, along with the overall utilities sector, specifically gas, water, and electric utilities. Utilities overall benefited from investors’ “risk-off” sentiment during the period. Airport services and midstream energy infrastructure posted double-digit gains. Independent power producers & energy traders posted negative returns.

What worked?

•	Holdings within electric utilities, led by NextEra Energy Inc., were strong contributors to the Fund’s performance during the reporting period.

•	Allocations to integrated telecommunication services companies, such as Cellnex Telecom SA, bolstered relative and absolute performance. Stock selection within multi-utilities also helped.

•	Other notable contributors included Ferrovial SA, RWE AG, and FirstEnergy Corp.

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What didn’t work?

•

Stock selection within midstream energy infrastructure was a primary detractor from the Fund’s performance during the period, as falling natural gas and natural gas liquid (e.g., ethane and propane) prices and overall negative sentiment within the energy sector hampered the performance of Targa Resources Corp.

•	The Fund was also hurt by stock selection and an underweight position relative to the Index in highways & rail tracks.

•

The most notable detractors included Westshore Terminals, Aeroports de Paris SA, and Vistra Energy Corp., all of which were sold by the end of the period. Another key detractor was Light SA, which had been purchased during the period.

Current outlook

•

Within transportation, Jennison prefers exposure to toll road names in Europe and Australia that benefit from inflation-linked pricing, low interest rates, and stable free cash-flow growth. In general, Jennison is less constructive on the airports segment and prefers airport assets with stronger pricing power and an ability to grow revenue from their retail operations. Jennison continues to like the potential for increased margins and pricing within US rails that are rolling out precision-scheduled railroading. At the same time, Jennison has scaled back certain exposures to reflect risks tied to a weaker US industrial economy. While Jennison remains cautious in many emerging markets regions given political, currency, and economic headwinds, it has identified possible opportunities in the Brazilian rail industry that are the result of planned rail network expansion, service improvements, and the volume growth potential of grain exports. Possible fiscal reforms in Brazil could also aid the economic and interest rate backdrop, in Jennison’s view. Overall, Jennison continues to find many opportunities within the transportation infrastructure sector, focusing on companies that may benefit long term throughout the economic cycle and that can re-deploy growth capital at attractive returns while growing dividends for shareholders.

•

Regarding utilities, the majority of the Fund’s exposure at the end of the period was composed of US holdings. These were primarily regulated investment opportunities with higher rates of return than the returns that foreign peers were generating (on average), along with better relative earnings and cash-flow growth. Jennison believes that higher-quality, faster-growth utilities should outperform lower-growth and/or lower-quality peers over time. As the fourth quarter of 2019 began, fundamentals for US utilities remained healthy, with highly visible capital expenditure trajectories and improving regulatory compacts. US utilities are projected to generate mid-single-digit earnings growth with commensurate dividend growth. Nevertheless, Jennison remains mindful that lower interest rates could lead to lower allowed returns on equity in rate cases and, therefore, continues to be selective. Jennison continues to prefer regulated utilities with solid and

PGIM Jennison Global Infrastructure Fund	11

Strategy and Performance Overview (continued)

sustainable dividend yields and above-average projected earnings and/or dividend growth driven by regulatory rate-base investment opportunities that extend well beyond their five-year planning horizons. In addition, Jennison favors utilities operating in constructive regulatory environments that support timely and attractive returns on capital deployed. It also seeks companies that can mitigate customer bill impacts by focusing on operating efficiencies versus the common strategy of serial rate-increase requests.

•

Looking beyond US utilities, renewable energy continues to be a dominant theme in the utilities sector—both domestically and abroad—and most of the Fund’s non-US utility exposure is leveraged to the trend toward greater investment in renewable electric generation. Jennison believes there is continued momentum behind the secular trends of rising global demand for renewable energy supply and the subsequent grid infrastructure investment that would be needed to modernize aging networks and absorb the intermittent nature of renewable generation. In Jennison’s opinion, the trend for increased global investment in renewable energy is supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy, driven by continued technological advancement, and (2) increasing public policy support—on a global scale and at local levels—for renewable investments driven by concerns over greenhouse gas emissions, energy security, and most recently job creation.

•

Moving to the Fund’s energy infrastructure exposure, fundamentals within the midstream group have continued to improve across the board, as the vast majority of midstream companies saw their overall balance sheet leverage ratios decline due to management teams exhibiting more capital discipline that resulted in better cash flows relative to market expectations. These improvements in capital discipline, along with the continuing trends of higher dividend coverage and less need for external equity, will ultimately benefit shareholders over the long term, in Jennison’s view. During the reporting period, there was a bifurcation in both the tone of earnings calls and earnings results—as well as stock price performance—as the large and more highly integrated companies (those with multiple touch points along the energy value chain) separated themselves from companies with less-competitive advantages and narrower asset bases. Jennison believes this trend supports its highly selective approach to the midstream energy sector and its continued focus on midstream companies with broad, highly integrated asset networks that have higher competitive barriers to entry and that exhibit significantly improved or improving financial metrics and corporate governance.

•

Lastly, regarding communications infrastructure, Jennison continues to favor wireless towers and data center operators, as both industries capitalize on exponential data demand growth around the world. In data centers, Jennison sees opportunities to invest in infrastructure operations that can profit from secular global trends such as the shift by large corporations toward cloud computing. Tower operators also present attractive investment opportunities, in Jennison’s view, given their critical infrastructure, multi-year

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contracts with their wireless operator customers, and strong free cash-flow generation. In addition, Jennison views the impending 5G wireless network upgrade cycle (financed by wireless carriers, not tower operators) as a positive inflection point for the revenue and free cash-flow of tower companies.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the Fund’s reporting period.

Top Contributors (%)		Top Detractors (%)
NextEra Energy Inc.	2.03	Targa Resources Corp.	–0.57
Cellnex Telecom SA	1.67	Westshore Terminals	–0.24
Ferrovial SA	1.47	Aeroports de Paris SA	–0.23
RWE AG	1.46	Vistra Energy Corp.	–0.13
FirstEnergy Corp.	1.23	Light SA	–0.11

PGIM Jennison Global Infrastructure Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Global Infrastructure Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,061.90	1.50%	$7.80
	Hypothetical	$1,000.00	$1,017.64	1.50%	$7.63
Class C	Actual	$1,000.00	$1,057.30	2.25%	$11.67
	Hypothetical	$1,000.00	$1,013.86	2.25%	$11.42
Class Z	Actual	$1,000.00	$1,063.60	1.17%	$6.09
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96
Class R6	Actual	$1,000.00	$1,063.60	1.17%	$6.09
	Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Global Infrastructure Fund	15

Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.4%

COMMON STOCKS

Australia 7.1%
APA Group	91,271	$731,381
Atlas Arteria Ltd.	152,135	840,020
Cleanaway Waste Management Ltd.	481,255	612,256
Transurban Group	100,938	1,034,654

		3,218,311

Brazil 3.7%
Light SA	48,391	239,874
Neoenergia SA	142,185	744,517
Rumo SA*	121,816	694,963

		1,679,354

Canada 4.2%
Enbridge, Inc.	19,292	702,632
Pembina Pipeline Corp.	21,794	766,277
TC Energy Corp.	9,152	461,318

		1,930,227

China 0.9%
Guangdong Investment Ltd.	198,516	429,309

Denmark 1.5%
Orsted A/S, 144A	7,983	700,383

France 7.1%
Eiffage SA	11,184	1,200,580
Getlink SE	32,441	542,380
Vinci SA	13,278	1,488,621

		3,231,581

Germany 4.0%
RWE AG	60,223	1,835,217

India 0.5%
NTPC Ltd.	130,290	225,067

Italy 7.0%
Atlantia SpA	47,768	1,179,605

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Italy (cont’d.)
Enav SpA, 144A	146,015	$850,599
Enel SpA	148,337	1,149,654

		3,179,858

New Zealand 0.6%
Auckland International Airport Ltd.	44,658	265,613

Spain 10.2%
Cellnex Telecom SA, 144A*	39,701	1,711,290
Ferrovial SA	58,966	1,738,630
Iberdrola SA	115,621	1,186,924

		4,636,844

United Kingdom 2.3%
National Grid PLC	47,134	549,749
SSE PLC	29,861	496,493

		1,046,242

United States 50.3%
Alliant Energy Corp.	12,872	686,592
American Electric Power Co., Inc.	14,738	1,391,120
American Tower Corp., REIT	3,958	863,161
Aqua America, Inc.	32,431	1,470,097
Cheniere Energy, Inc.*	15,244	938,268
Crown Castle International Corp., REIT	3,226	447,737
Dominion Energy, Inc.	8,747	722,065
Edison International	18,305	1,151,385
Equinix, Inc., REIT	1,922	1,089,351
Eversource Energy	8,698	728,371
Exelon Corp.	15,235	693,040
FirstEnergy Corp.	37,994	1,835,870
Kinder Morgan, Inc.	35,307	705,434
NextEra Energy, Inc.	10,159	2,421,296
Norfolk Southern Corp.	5,285	961,870
ONEOK, Inc.	13,424	937,398
Sempra Energy	8,764	1,266,486
Targa Resources Corp.	10,666	414,694
Union Pacific Corp.	6,990	1,156,565
Waste Connections, Inc.	12,381	1,144,004

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

United States (cont’d.)
Waste Management, Inc.	7,102	$796,915
Williams Cos., Inc. (The)	49,226	1,098,232

		22,919,951

TOTAL LONG-TERM INVESTMENTS (cost $35,067,412)		45,297,957

SHORT-TERM INVESTMENT 1.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $598,186)(w)	598,186	598,186

TOTAL INVESTMENTS 100.7% (cost $35,665,598)		45,896,143
Liabilities in excess of other assets (0.7)%		(301,401)

NET ASSETS 100.0%		$45,594,742

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$3,218,311	$—

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	19

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Brazil	$1,679,354	$—	$—
Canada	1,930,227	—	—
China	—	429,309	—
Denmark	—	700,383	—
France	—	3,231,581	—
Germany	—	1,835,217	—
India	—	225,067	—
Italy	—	3,179,858	—
New Zealand	—	265,613	—
Spain	—	4,636,844	—
United Kingdom	—	1,046,242	—
United States	22,919,951	—	—
Affiliated Mutual Fund	598,186	—	—

Total	$27,127,718	$18,768,425	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Electric Utilities	29.4%
Oil, Gas & Consumable Fuels	13.2
Transportation Infrastructure	10.4
Construction & Engineering	9.7
Multi-Utilities	9.6
Road & Rail	6.1
Commercial Services & Supplies	5.7
Equity Real Estate Investment Trusts (REITs)	5.3
Water Utilities	4.1
Diversified Telecommunication Services	3.8

Gas Utilities	1.6%
Affiliated Mutual Fund	1.3
Independent Power & Renewable Electricity Producers	0.5

100.7
Liabilities in excess of other assets	(0.7)

100.0%

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $35,067,412)	$45,297,957
Affiliated investments (cost $598,186)	598,186
Foreign currency, at value (cost $4,695)	4,693
Tax reclaim receivable	42,512
Receivable for Series shares sold	42,362
Dividends receivable	36,236
Prepaid expenses	814

Total Assets	46,022,760

Liabilities
Payable for investments purchased	292,297
Payable for Series shares reacquired	41,480
Management fee payable	35,863
Accrued expenses and other liabilities	26,861
Custodian and accounting fees payable	24,502
Distribution fee payable	5,125
Affiliated transfer agent fee payable	1,890

Total Liabilities	428,018

Net Assets	$45,594,742

Net assets were comprised of:
Common stock, at par	$31,127
Paid-in capital in excess of par	36,725,450
Total distributable earnings (loss)	8,838,165

Net assets, October 31, 2019	$45,594,742

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	21

Statement of Assets and Liabilities

as of October 31, 2019

Class A
Net asset value and redemption price per share, ($ 7,637,467 ÷ 521,029 shares of common stock issued and outstanding)	$14.66
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price to public	$15.51

Class C
Net asset value, offering price and redemption price per share,
($4,135,203 ÷ 284,920 shares of common stock issued and outstanding)	$14.51

Class Z
Net asset value, offering price and redemption price per share,
($21,868,197 ÷ 1,491,353 shares of common stock issued and outstanding)	$14.66

Class R6
Net asset value, offering price and redemption price per share,
($11,953,875 ÷ 815,350 shares of common stock issued and outstanding)	$14.66

See Notes to Financial Statements.

22

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $89,614 foreign withholding tax)	$1,320,209
Affiliated dividend income	23,392
Income from securities lending, net (including affiliated income of $214)	1,869

Total income	1,345,470

Expenses
Management fee	472,450
Distribution fee(a)	64,469
Custodian and accounting fees	78,240
Registration fees(a)	46,346
Transfer agent’s fees and expenses (including affiliated expense of $12,675)(a)	40,104
Shareholders’ reports	40,056
Audit fee	28,315
Legal fees and expenses	17,443
Directors’ fees	11,427
Miscellaneous	27,684

Total expenses	826,534
Less: Fee waiver and/or expense reimbursement(a)	(198,898)
Distribution fee waiver(a)	(3,859)

Net expenses	623,777

Net investment income (loss)	721,693

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(55))	3,325,673
Foreign currency transactions	(5,266)

3,320,407

Net change in unrealized appreciation (depreciation) on:
Investments	5,354,079
Foreign currencies	(358)

5,353,721

Net gain (loss) on investment and foreign currency transactions	8,674,128

Net Increase (Decrease) In Net Assets Resulting From Operations	$9,395,821

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	23,155	41,314	—	—
Registration fees	12,955	12,955	12,956	7,480
Transfer agent’s fees and expenses	15,540	6,695	17,808	61
Fee waiver and/or expense reimbursement	(42,255)	(27,021)	(86,522)	(43,100)
Distribution fee waiver	(3,859)	—	—	—

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	23

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$721,693	$795,099
Net realized gain (loss) on investment and foreign currency transactions	3,320,407	2,501,155
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,353,721	(5,963,009)

Net increase (decrease) in net assets resulting from operations	9,395,821	(2,666,755)

Dividends and Distributions
Distributions from distributable earnings
Class A	(117,355)	(141,368)
Class C	(40,973)	(41,199)
Class Z	(388,838)	(447,302)
Class R6	(263,857)	(232,070)

	(811,023)	(861,939)

Tax return of capital distributions
Class A	(6,757)	—
Class C	(2,359)	—
Class Z	(22,389)	—
Class R6	(15,193)	—

	(46,698)	—

Series share transactions (Net of share conversions)
Net proceeds from shares sold	7,794,683	15,455,026
Net asset value of shares issued in reinvestment of dividends and distributions	852,911	839,400
Cost of shares reacquired	(20,811,750)	(32,145,267)

Net increase (decrease) in net assets from Series share transactions	(12,164,156)	(15,850,841)

Total increase (decrease)	(3,626,056)	(19,379,535)

Net Assets:
Beginning of year	49,220,798	68,600,333

End of year	$45,594,742	$49,220,798

See Notes to Financial Statements.

24

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison Global Infrastructure Fund (the “Series”).

The investment objective of the Series is to achieve total return.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

PGIM Jennison Global Infrastructure Fund	25

Notes to Financial Statements (continued)

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Series is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

26

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign

PGIM Jennison Global Infrastructure Fund	27

Notes to Financial Statements (continued)

currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Series lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the Series securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities in the open market using the collateral.

The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as

28

collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Series also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Series invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. On January 18, 2019, the Internal Revenue Service issued final regulations that expressly permit RICs to pass through this “qualified business income” to their shareholders.

Dividends and Distributions: The Series expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are

PGIM Jennison Global Infrastructure Fund	29

Notes to Financial Statements (continued)

determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Series. In connection therewith, Jennison is obligated to keep certain books and records of the Series. The Manager pays for the services of Jennison, the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.00% of the Series’ average daily net assets up to $1 billion, 0.98% of the next $2 billion, 0.96% of the next $2 billion, 0.95% of the next $5 billion and 0.94% of the Series’ average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.00% for the year ended October 31, 2019.

30

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.17% of average daily net assets for Class Z shares and 1.17% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2021 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended October 31, 2019, PIMS received $15,680 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received $14 and $607 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

PGIM Jennison Global Infrastructure Fund	31

Notes to Financial Statements (continued)

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $28,661,015 and $39,035,522, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

32

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$1,729,474	$28,526,834	$29,658,122	$—	$—	$598,186	598,186	$23,392
PGIM Institutional Money Market Fund*
—	1,156,166	1,156,111	—	(55)	—	—	214	**

$1,729,474	$29,683,000	$30,814,233	$—	$(55)	$598,186		$23,606

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2019, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $37 due to differences in the treatment for book and tax purposes of certain transactions involving partnership investments. Net investment income, net realized gain (loss) on investments and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2019, the tax character of dividends paid by the Series was $811,023 of ordinary income and $46,698 of tax return of capital. For the year ended October 31, 2018, the tax character of dividends paid by the Series was $861,939 of ordinary income.

As of October 31, 2019, there were no undistributed earnings on a tax basis.

The United States federal income tax basis of the Series’ investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$35,788,614	$10,911,187	$(803,658)	$10,107,529

The difference between book basis and tax basis was primarily due to deferred losses on wash sales.

PGIM Jennison Global Infrastructure Fund	33

Notes to Financial Statements (continued)

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2019 of approximately $1,269,000 which can be carried forward for an unlimited period. The Series utilized approximately $3,251,000 of its capital loss carryforward during the fiscal year ended October 31, 2019 to offset capital gains. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 510 million shares authorized for the Series, divided into five classes, designated Class A, Class C, Class Z, Class R6 and Class T common stock, each of which consists of 20 million, 100 million, 150 million, 125 million and 115 million authorized shares, respectively. The Series currently does not have any Class T shares outstanding.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 549,574 Class Z shares and 812,764 Class R6 shares of the Series. At

34

reporting period end, six shareholders of record, each holding greater than 5% of the Series, held 80% of the Series’ outstanding shares, of which 44% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	47,121	$656,918
Shares issued in reinvestment of dividends and distributions	9,224	123,554
Shares reacquired	(168,355)	(2,251,714)

Net increase (decrease) in shares outstanding before conversion	(112,010)	(1,471,242)
Shares issued upon conversion from other share class(es)	8,917	124,418
Shares reacquired upon conversion into other share class(es)	(36,937)	(502,336)

Net increase (decrease) in shares outstanding	(140,030)	$(1,849,160)

Year ended October 31, 2018:
Shares sold	150,283	$2,002,747
Shares issued in reinvestment of dividends and distributions	10,691	139,976
Shares reacquired	(270,926)	(3,544,143)

Net increase (decrease) in shares outstanding before conversion	(109,952)	(1,401,420)
Shares issued upon conversion from other share class(es)	758	10,337
Shares reacquired upon conversion into other share class(es)	(125,190)	(1,689,355)

Net increase (decrease) in shares outstanding	(234,384)	$(3,080,438)

Class C
Year ended October 31, 2019:
Shares sold	20,243	$257,217
Shares issued in reinvestment of dividends and distributions	2,966	39,509
Shares reacquired	(60,723)	(790,603)

Net increase (decrease) in shares outstanding before conversion	(37,514)	(493,877)
Shares reacquired upon conversion into other share class(es)	(21,090)	(289,346)

Net increase (decrease) in shares outstanding	(58,604)	$(783,223)

Year ended October 31, 2018:
Shares sold	29,037	$377,809
Shares issued in reinvestment of dividends and distributions	2,793	36,467
Shares reacquired	(154,412)	(2,008,194)

Net increase (decrease) in shares outstanding before conversion	(122,582)	(1,593,918)
Shares reacquired upon conversion into other share class(es)	(4,383)	(57,241)

Net increase (decrease) in shares outstanding	(126,965)	$(1,651,159)

PGIM Jennison Global Infrastructure Fund	35

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2019:
Shares sold	82,330	$1,114,151
Shares issued in reinvestment of dividends and distributions	30,480	410,798
Shares reacquired	(559,502)	(7,329,772)

Net increase (decrease) in shares outstanding before conversion	(446,692)	(5,804,823)
Shares issued upon conversion from other share class(es)	49,142	670,622
Shares reacquired upon conversion into other share class(es)	(232)	(3,358)

Net increase (decrease) in shares outstanding	(397,782)	$(5,137,559)

Year ended October 31, 2018:
Shares sold	301,204	$3,928,359
Shares issued in reinvestment of dividends and distributions	32,956	430,887
Shares reacquired	(782,129)	(10,173,430)

Net increase (decrease) in shares outstanding before conversion	(447,969)	(5,814,184)
Shares issued upon conversion from other share class(es)	129,445	1,746,596
Shares reacquired upon conversion into other share class(es)	(758)	(10,337)

Net increase (decrease) in shares outstanding	(319,282)	$(4,077,925)

Class R6
Year ended October 31, 2019:
Shares sold	436,752	$5,766,397
Shares issued in reinvestment of dividends and distributions	20,791	279,050
Shares reacquired	(781,357)	(10,439,661)

Net increase (decrease) in shares outstanding	(323,814)	$(4,394,214)

Year ended October 31, 2018:
Shares sold	693,401	$9,146,111
Shares issued in reinvestment of dividends and distributions	17,751	232,070
Shares reacquired	(1,255,493)	(16,419,500)

Net increase (decrease) in shares outstanding	(544,341)	$(7,041,319)

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

36

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series utilized the SCA during the year ended October 31, 2019. The average daily balance for the 13 days that the Series had loans outstanding during the period was approximately $705,385, borrowed at a weighted average interest rate of 3.61%. The maximum loan outstanding amount during the period was $1,810,000. At October 31, 2019, the Series did not have an outstanding loan amount.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Series invests could go down. The Series’ holdings can vary significantly from broad market indexes and the performance of the Series can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Series may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss

PGIM Jennison Global Infrastructure Fund	37

Notes to Financial Statements (continued)

resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in Infrastructure Companies: Securities of infrastructure companies are more susceptible to adverse economic, social, political and regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, insufficient supply of necessary resources, increased competition from other providers of similar services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Certain infrastructure companies may operate in limited areas or have few sources of revenue.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

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Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.21	$13.05	$11.61	$11.48	$12.62
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16	0.14	0.09	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.49	(0.81)	1.49	0.21	(1.12)
Total from investment operations	2.67	(0.65)	1.63	0.30	(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.19)	(0.13)	(0.08)	(0.05)
Tax return of capital distributions	(0.01)	-	(0.06)	(0.09)	(0.03)
Total dividends and distributions	(0.22)	(0.19)	(0.19)	(0.17)	(0.08)
Net asset value, end of year	$14.66	$12.21	$13.05	$11.61	$11.48
Total Return(b):	22.01%	(5.10)%	14.15%	2.62%	(8.46)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,637	$8,073	$11,689	$12,277	$22,353
Average net assets (000)	$7,718	$10,218	$11,433	$16,694	$22,695
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses before waivers and/or expense reimbursement	2.10%	2.00%	1.81%	1.79%	1.78%
Net investment income (loss)	1.34%	1.21%	1.10%	0.76%	0.52%
Portfolio turnover rate(e)	62%	75%	80%	82%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.12	$12.97	$11.55	$11.42	$12.58
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	0.04	- (b)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.45	(0.81)	1.50	0.21	(1.13)
Total from investment operations	2.53	(0.75)	1.54	0.21	(1.16)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.10)	(0.08)	(0.04)	- (b)
Tax return of capital distributions	(0.01)	-	(0.04)	(0.04)	- (b)
Total dividends and distributions	(0.14)	(0.10)	(0.12)	(0.08)	-
Net asset value, end of year	$14.51	$12.12	$12.97	$11.55	$11.42
Total Return(c):	21.01%	(5.82)%	13.39%	1.88%	(9.21)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,135	$4,162	$6,101	$5,738	$6,775
Average net assets (000)	$4,131	$5,464	$6,111	$5,783	$6,353
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	2.25%	2.25%	2.25%	2.25%	2.25%
Expenses before waivers and/or expense reimbursement	2.90%	2.81%	2.51%	2.49%	2.48%
Net investment income (loss)	0.59%	0.48%	0.34%	(0.02)%	(0.22)%
Portfolio turnover rate(f)	62%	75%	80%	82%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.21	$13.06	$11.61	$11.47	$12.62
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.19	0.18	0.11	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	(0.82)	1.49	0.23	(1.13)
Total from investment operations	2.71	(0.63)	1.67	0.34	(1.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.22)	(0.14)	(0.09)	(0.08)
Tax return of capital distributions	(0.01)	-	(0.08)	(0.11)	(0.03)
Total dividends and distributions	(0.26)	(0.22)	(0.22)	(0.20)	(0.11)
Net asset value, end of year	$14.66	$12.21	$13.06	$11.61	$11.47
Total Return(b):	22.30%	(4.94)%	14.51%	2.96%	(8.28)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,868	$23,074	$28,831	$40,811	$47,305
Average net assets (000)	$21,608	$27,549	$29,597	$40,236	$42,210
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.17%	1.25%	1.25%	1.25%	1.25%
Expenses before waivers and/or expense reimbursement	1.57%	1.52%	1.51%	1.49%	1.48%
Net investment income (loss)	1.66%	1.45%	1.49%	0.94%	0.75%
Portfolio turnover rate(e)	62%	75%	80%	82%	94%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Series invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Global Infrastructure Fund	41

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,		December 28, 2016(a) through October 31, 2017
	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$12.21	$13.06	$11.39
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.18	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.48	(0.81)	1.71
Total from investment operations	2.71	(0.63)	1.82
Less Dividends and Distributions:
Dividends from net investment income	(0.25)	(0.22)	(0.10)
Tax return of capital distributions	(0.01)	-	(0.05)
Total dividends and distributions	(0.26)	(0.22)	(0.15)
Net asset value, end of period	$14.66	$12.21	$13.06
Total Return(c):	22.40%	(4.94)%	16.02%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11,954	$13,912	$21,979
Average net assets (000)	$13,787	$17,657	$19,274
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.17%	1.25%	1.25%	(f)
Expenses before waivers and/or expense reimbursement	1.48%	1.44%	1.40%	(f)
Net investment income (loss)	1.70%	1.39%	1.00%	(f)
Portfolio turnover rate(g)	62%	75%	80%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Report of Independent Registered Public

Accounting Firm

To the Shareholders of PGIM Jennison Global Infrastructure Fund and Board of Directors

Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Global Infrastructure Fund, a series of Prudential World Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

PGIM Jennison Global Infrastructure Fund	43

Federal Income Tax Information (unaudited)

For the year ended October 31, 2019, the Series reports under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Global Infrastructure Fund	100.00%	83.71%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2019.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Global Infrastructure Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgiminvestments.com

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Global Infrastructure Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Visit our website at pgiminvestments.com

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Global Infrastructure Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison Global Infrastructure Fund is a series of Prudential World Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Global Infrastructure Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	3rd Quartile	3rd Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 4th Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and five-year periods, though it underperformed over the three-year period.
•

The Board noted information provided by PGIM Investments indicating that, although the Fund’s net total expense ratio would continue to rank in the fourth quartile, if the Fund’s expense cap had been in effect for the full fiscal year (the cap was implemented after the end of the fiscal year), the Fund’s net total expense ratio would have been nine basis points from the median of all funds in the Peer Group.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class R6 shares, and 1.25% for Class Z shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Global Infrastructure Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Global Infrastructure Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GLOBAL INFRASTRUCTURE FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PGJAX	PGJCX	PGJZX	PGJQX
CUSIP	743969792	743969784	743969776	743969560

MF217E

PGIM EMERGING MARKETS DEBT HARD

CURRENCY FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, through a combination of current income and capital appreciation

Highlights (unaudited)

•	Security selection and currency positioning added to the Fund’s performance over the reporting period.

•	Although overall country selection was negative, overweight positions in Greece, Ukraine, Indonesia, and Poland added to performance.

•	Overall country selection was the largest detractor from the Fund’s performance over the period, highlighted by an overweight to Argentina. An overweight to Venezuela was also negative.

•	Security selection within El Salvador, Jamaica, and Venezuela detracted from returns over the period.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Emerging Markets Debt Hard Currency Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Emerging Markets Debt Hard Currency Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Emerging Markets Debt Hard Currency Fund

December 16, 2019

PGIM Emerging Markets Debt Hard Currency Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	9.55	1.01 (12/12/17)
Class C	11.40	2.04 (12/12/17)
Class Z	13.51	3.03 (12/12/17)
Class R6	13.58	3.11 (12/12/17)
JP Morgan Emerging Markets Bond Global Diversified Index
	14.35	4.74

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	13.23	2.80 (12/12/17)
Class C	12.40	2.04 (12/12/17)
Class Z	13.51	3.03 (12/12/17)
Class R6	13.58	3.11 (12/12/17)
JP Morgan Emerging Markets Bond Global Diversified Index
	14.35	4.74

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the JP Morgan EMBI Global Diversified Index by portraying the initial account values at the commencement of operations for Class Z shares (December 12, 2017) and the account values at the end of the current fiscal period (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC, Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from closest month-end to the Fund’s inception date.

PGIM Emerging Markets Debt Hard Currency Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	For purchases on or after July 15, 2019: 3.25% of the public offering price. For purchases prior to July 15, 2019: 4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase. For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.

		1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

JP Morgan Emerging Markets Bond Global Diversified Index (EMBI)—The JP Morgan Emerging Markets Bond Global Diversified Index (EMBI) tracks total returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Credit Quality expressed as a percentage of total investments as of 10/31/19 (%)
AA	2.4
A	8.6
BBB	25.7
BB	23.5
B	32.7
CCC	3.5
C	0.1
D	0.2
Not Rated	0.8
Cash & Equivalents	2.5
Total	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

Distributions and Yields as of 10/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.52	5.28	–6.76
Class C	0.45	4.73	–8.33
Class Z	0.54	5.75	4.75
Class R6	0.55	5.80	5.31

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

PGIM Emerging Markets Debt Hard Currency Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Emerging Markets Debt Hard Currency Fund’s Class Z shares returned 13.51% in the 12-month reporting period that ended October 31, 2019, underperforming the 14.35% return of the JP Morgan Emerging Markets Bond Global Diversified Index (the Index).

What were the market conditions?

•

In reviewing fourth-quarter 2018 emerging markets (EM) performance, EM hard currency assets underperformed EM local bond markets—particularly local hedged bonds and emerging markets foreign exchange (EMFX)—with much of the relative underperformance taking place in October and November. Not surprisingly, oil-sensitive and exporting countries underperformed (e.g., Mexico and Nigeria), while other underperformers included Argentina and Ukraine. Outperformers included Brazil, Turkey, and the country-specific stories of Mozambique and Zambia. EM hard currency assets have performed well since the G-20 meeting in early December 2018 and, specifically, since the initial signal that there was more scope for negotiations on tariffs between the US and China in 2019, which supported the broader tone across the sector. (The G20, or Group of 20, is comprised of finance ministers and central bank governors from 19 of the world’s largest economies, along with the European Union.) Hard currency spreads remained resilient, topping out at 400 basis points (bps) at the end of November 2018, subsequently tightening to 390 bps before ending the quarter slightly wider at 415 bps amid volatility in the US stock market and other risk assets. (One basis point is 0.01%.) One relevant positive development to end 2018 was the recovery in Mexico, with its government bonds rebounding about 2.3% in December.

•

The turn of the year to 2019 roughly marked the bottom of the EM fixed income sell-off. In the first quarter of 2019, the Index outperformed, led by higher-risk countries such as Argentina, Ecuador, Venezuela, Iraq, and Angola. Hedged local bonds and EM currencies lagged hard currency but had respectable positive returns. The rally was driven by global macro and emerging market factors. The Federal Reserve’s (Fed’s) and European Central Bank’s shift to a more accommodative stance was augmented by increased China stimulus, more positive news regarding Argentina’s external accounts and International Monetary Fund (IMF) program, and optimism that pension reform in Brazil may be passed in the third quarter of 2019.

•

Each emerging market debt sub-sector posted positive returns in the second quarter of 2019. The sector continued to benefit from investors’ search for yield amid expectations for Fed rate cuts and ongoing, below-trend growth in most developed markets. The prospects for a global recession in the near to medium term also remained faint given the relatively healthy growth in the US and expectations for additional stimulus from China. The prospect for avoiding a full-blown US-China trade war is key for EM as further slowing in global trade and EM growth would pose a headwind regardless of policy

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accommodation from central banks in developed markets. In EM sovereigns, the performance by country reflected the US Treasury rally and country-specific developments. Some higher-rated, more US Treasury-sensitive government bonds outperformed, including Qatar, Russia, and Romania, all returning over 6% and tightening between 20-30 bps. The other outperformers were those with positive developments, including Ukraine, Mozambique, and Tunisia.

•

Despite the various headwinds facing EM debt, the sector put forth a resilient performance in the third quarter of 2019. The lack of Argentina-related and Venezuela-related contagion in the quarter reflected the diversity in EM economies, particularly those with high yield ratings, as well as instances of prudent policy planning. For example, Ukraine should benefit from land reform that may be passed as early as the fourth quarter of 2019, while Turkey should continue to stabilize as the country’s external vulnerability diminishes. With PGIM Fixed Income’s expectation that global developed-market rates are likely to remain low, higher-quality credits will likely find support given their relatively strong balance sheets and investors’ demand for duration. (Duration is a measure of the interest-rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) EM debt flows generally appear balanced as investors have avoided growth-sensitive assets with modest positioning (excluding Argentina) across the sector. That said, the total return in hard currency sovereigns continues to draw attention, and recent spreads of 337 bps generally remain attractive relative to the 2018 spread tights of 260 bps and to most US high yield spreads. On the supply side, financing needs for EM sovereigns and corporates are very low in the fourth quarter of 2019, with net financing needs close to zero.

•

October 2019 was a positive month for EM assets with EM hard currency, hedged local rates, and EMFX all outperforming. Hard currency outperformers were higher-beta assets, as investors felt more comfortable taking on risk based on signs of progress in US-China trade talks. Specifically, the top performers included Tunisia, Ukraine, and Kenya. Tunisia outperformed following the election of outsider candidate Kais Saied, who ran on an anti-corruption platform. The bottom performers were Lebanon, Venezuela, and Ecuador. Lebanon underperformed after Prime Minister Saad Hariri stepped down following two weeks of anti-government protests that descended into violence. Venezuela’s underperformance can be attributed to sanctions and the uncertain timeframe of a potential transition in government leadership. Ecuador underperformed after the government had to reverse a reduction in fuel subsidies after protests.

What worked?

•	Security selection and currency positioning added to the Fund’s performance over the reporting period.

•	Although overall country selection was negative, overweight positions in Greece, Ukraine, Indonesia, and Poland added to performance.

PGIM Emerging Markets Debt Hard Currency Fund	11

Strategy and Performance Overview (continued)

•	Strong security selection was highlighted by positioning in Romania, Saudi Arabia, China, and Hungary.

•	Within foreign currencies, an underweight to the Chilean peso and overweights to the Indian rupee and Russian ruble were positive.

What didn’t work?

•	Overall country selection was the largest detractor from the Fund’s performance over the period, highlighted by an overweight to Argentina. An overweight to Venezuela was also negative.

•	Security selection within El Salvador, Jamaica, and Venezuela detracted from returns over the period.

•	Within foreign currencies, underweights to the South African rand, Chinese yuan, and South Korean won all hurt performance.

Did the Fund use derivatives?

Currency positioning in the Fund was partially facilitated by the use of currency forward and option contracts. During the reporting period, the Fund’s currency positioning added to relative performance.

Current outlook

•

Amid a somewhat gloomy outlook conveyed at the recent IMF meetings, PGIM Fixed Income feels that EM assets will continue to benefit from an accommodating monetary stance from global central banks. Moreover, PGIM Fixed Income thinks the IMF is perhaps looking through a rearview mirror. There’s consensus that hard currency bonds and local rates will continue to do well, while the outlook for EM currencies is not as clear. A trade truce between China and the US and some clarity on Brexit will further lift sentiment for EM countries. While these countries continue to face headwinds from geopolitics, trade, and populism, digging deep into country-specific issues will likely remain key to alpha generation.

•

As of the end of the reporting period, the Fund featured overweights to Ukraine, Brazil, Argentina, and Indonesia, while holding underweight positions in United Arab Emirates, Chile, and Poland. Looking at foreign exchange (FX) positioning, the Fund holds long positions in the Singapore dollar, Russian ruble, and Thai baht, and is short in the euro, Taiwan dollar, and Indonesian rupiah.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Emerging Markets Debt Hard Currency Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Emerging Markets Debt Hard Currency Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,048.30	1.05%	$5.42
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
Class C	Actual	$1,000.00	$1,044.40	1.80%	$9.28
	Hypothetical	$1,000.00	$1,016.13	1.80%	$9.15
Class Z	Actual	$1,000.00	$1,049.50	0.80%	$4.13
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
Class R6	Actual	$1,000.00	$1,049.80	0.74%	$3.82
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14	Visit our website at pgiminvestments.com

Schedule of Investments

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 95.5%

CORPORATE BONDS 23.2%

Argentina 0.4%
YPF SA, Sr. Unsec’d. Notes	8.500%	07/28/25	155	$122,760

Azerbaijan 0.7%
State Oil Co. of the Azerbaijan Republic, Sr. Unsec’d. Notes	6.950	03/18/30	200	240,000

Brazil 1.0%
Petrobras Global Finance BV,
Gtd. Notes	5.999	01/27/28	95	107,071
Gtd. Notes	6.900	03/19/49	20	23,246
Gtd. Notes	7.375	01/17/27	18	21,798
Gtd. Notes	8.750	05/23/26	87	111,360
Gtd. Notes, 144A	5.093	01/15/30	67	71,053

				334,528

Chile 0.7%
Corp Nacional del Cobre de Chile, Sr. Unsec’d. Notes, 144A	4.875	11/04/44	200	234,235

China 2.7%
CNAC HK Finbridge Co. Ltd., Gtd. Notes	4.875	03/14/25	240	260,459
Country Garden Holdings Co. Ltd., Sr. Sec’d. Notes	8.000	01/27/24	200	218,704
Sinochem Overseas Capital Co. Ltd., Gtd. Notes	6.300	11/12/40	130	179,565
Sinopec Group Overseas Development 2018 Ltd., Gtd. Notes, 144A	3.680	08/08/49	200	208,097

				866,825

India 0.6%
HPCL-Mittal Energy Ltd., Sr. Unsec’d. Notes	5.250	04/28/27	200	198,564

Indonesia 2.9%
Indonesia Asahan Aluminium Persero PT, Sr. Unsec’d. Notes	6.530	11/15/28	200	241,867

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Indonesia (cont’d.)
Pelabuhan Indonesia III Persero PT, Sr. Unsec’d. Notes	4.875%	10/01/24	200	$216,602
Pertamina Persero PT, Sr. Unsec’d. Notes	6.000	05/03/42	200	239,932
Saka Energi Indonesia PT, Sr. Unsec’d. Notes	4.450	05/05/24	250	252,510

				950,911

Kazakhstan 0.7%
KazMunayGas National Co. JSC, Sr. Unsec’d. Notes	5.375	04/24/30	200	230,004

Malaysia 1.0%
Petroliam Nasional Bhd, Sr. Unsec’d. Notes	7.625	10/15/26	250	328,291

Mexico 5.1%
Nemak SAB de CV, Sr. Unsec’d. Notes	4.750	01/23/25	200	206,500
Orbia Advance Corp. SAB de CV, Gtd. Notes	5.500	01/15/48	200	202,800
Petroleos Mexicanos,
Gtd. Notes	6.350	02/12/48	50	47,813
Gtd. Notes	6.500	03/13/27	275	291,500
Gtd. Notes	6.500	01/23/29	65	67,795
Gtd. Notes	6.500	06/02/41	435	432,716
Gtd. Notes, 144A	6.490	01/23/27	20	21,350
Gtd. Notes, 144A	6.840	01/23/30	143	152,710
Gtd. Notes, 144A	7.690	01/23/50	75	81,780
Gtd. Notes, MTN	6.875	08/04/26	140	153,160

				1,658,124

Russia 2.3%
Gazprom OAO Via Gaz Capital SA,
Sr. Unsec’d. Notes, EMTN	7.288	08/16/37	100	135,010
Sr. Unsec’d. Notes, MTN	8.625	04/28/34	255	365,185
Vnesheconombank Via VEB Finance PLC, Sr. Unsec’d. Notes	5.942	11/21/23	205	225,359

				725,554

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Saudi Arabia 0.7%
Saudi Arabian Oil Co., Sr. Unsec’d. Notes, MTN	4.250%	04/16/39			200	$214,378

South Africa 2.0%
Eskom Holdings SOC Ltd.,
Sr. Unsec’d. Notes	7.125	02/11/25			200	205,572
Sr. Unsec’d. Notes, EMTN	6.750	08/06/23			200	205,164
Sr. Unsec’d. Notes, MTN	8.450	08/10/28			200	218,817

						629,553

Trinidad & Tobago 0.3%
Trinidad Petroleum Holdings Ltd., Sr. Sec’d. Notes, 144A	9.750	06/15/26			91	102,557

Tunisia 0.8%
Banque Centrale de Tunisie International Bond,
Sr. Unsec’d. Notes	5.625	02/17/24		EUR	140	152,579
Sr. Unsec’d. Notes	6.750	10/31/23		EUR	100	112,411

						264,990

Ukraine 0.4%
NAK Naftogaz Ukraine via Kondor Finance PLC, Sr. Unsec’d. Notes	7.125	07/19/24		EUR	100	116,585

United States 0.7%
JBS Investments II GmbH, Gtd. Notes, 144A	5.750	01/15/28			200	208,400

Venezuela 0.2%
Petroleos de Venezuela SA,
First Lien	8.500	10/27/20			205	57,400
Sr. Unsec’d. Notes	5.375	04/12/27	(d)		205	12,300
Sr. Unsec’d. Notes	6.000	05/16/24	(d)		45	2,700
Sr. Unsec’d. Notes	6.000	11/15/26	(d)		65	3,900

						76,300

TOTAL CORPORATE BONDS (cost $7,474,522)						7,502,559

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 72.3%

Angola 1.3%
Angolan Government International Bond,
Sr. Unsec’d. Notes	9.500%		11/12/25		200	$224,988
Sr. Unsec’d. Notes, 144A	9.375		05/08/48		200	211,290

						436,278

Argentina 2.5%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes	3.375		01/15/23	EUR	200	84,317
Sr. Unsec’d. Notes	3.380	(cc)	12/31/38	EUR	70	30,448
Sr. Unsec’d. Notes	3.750	(cc)	12/31/38		110	44,001
Sr. Unsec’d. Notes	4.625		01/11/23		40	16,040
Sr. Unsec’d. Notes	5.625		01/26/22		80	33,921
Sr. Unsec’d. Notes	6.875		04/22/21		150	67,502
Sr. Unsec’d. Notes	6.875		01/11/48		30	11,625
Sr. Unsec’d. Notes	7.500		04/22/26		240	101,402
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	138	72,902
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	179	93,595
Sr. Unsec’d. Notes	8.280		12/31/33		210	107,258
Sr. Unsec’d. Notes	8.280		12/31/33		42	21,031
Provincia de Buenos Aires,
Sr. Unsec’d. Notes	5.375		01/20/23	EUR	100	36,693
Sr. Unsec’d. Notes, 144A	9.125		03/16/24		245	83,912

						804,647

Bahrain 2.8%
Bahrain Government International Bond,
Sr. Unsec’d. Notes	6.750		09/20/29		200	228,000
Sr. Unsec’d. Notes	7.000		01/26/26		400	457,345
Sr. Unsec’d. Notes	7.500		09/20/47		200	234,000

						919,345

Belarus 0.7%
Republic of Belarus International Bond, Sr. Unsec’d. Notes	6.875		02/28/23		200	214,900

Brazil 3.2%
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333		02/15/28		437	463,786
Brazilian Government International Bond,
Sr. Unsec’d. Notes	5.625		01/07/41		120	134,551

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Brazil (cont’d.)
Brazilian Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	7.125%	01/20/37		120	$154,051
Sr. Unsec’d. Notes	8.250	01/20/34		205	283,415

					1,035,803

Colombia 1.7%
Colombia Government International Bond,
Sr. Unsec’d. Notes	6.125	01/18/41		135	174,825
Sr. Unsec’d. Notes	7.375	09/18/37		275	389,815

					564,640

Congo (Republic) 0.2%
Congolese International Bond, Sr. Unsec’d. Notes	6.000	06/30/29		84	72,300

Costa Rica 1.2%
Costa Rica Government International Bond,
Sr. Unsec’d. Notes	4.375	04/30/25		200	191,502
Sr. Unsec’d. Notes	7.158	03/12/45		200	199,002

					390,504

Dominican Republic 2.6%
Dominican Republic International Bond,
Sr. Unsec’d. Notes	5.875	04/18/24		305	325,209
Sr. Unsec’d. Notes	7.450	04/30/44		440	526,905

					852,114

Ecuador 2.7%
Ecuador Government International Bond,
Sr. Unsec’d. Notes	8.750	06/02/23		400	404,504
Sr. Unsec’d. Notes	8.875	10/23/27		500	465,750

					870,254

Egypt 2.9%
Egypt Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	6.375	04/11/31	EUR	200	231,704
Sr. Unsec’d. Notes, EMTN	4.750	04/16/26	EUR	200	228,480

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Egypt (cont’d.)
Egypt Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, MTN	7.500%		01/31/27		200	$216,758
Sr. Unsec’d. Notes, MTN	8.500		01/31/47		250	262,812

						939,754

El Salvador 1.6%
El Salvador Government International Bond,
Sr. Unsec’d. Notes	6.375		01/18/27		175	183,314
Sr. Unsec’d. Notes	7.750		01/24/23		250	273,128
Sr. Unsec’d. Notes	8.250		04/10/32		45	51,863

						508,305

Gabon 0.6%
Gabon Government International Bond, Bonds	6.375		12/12/24		200	198,940

Ghana 1.4%
Ghana Government International Bond,
Bank Gtd. Notes	10.750		10/14/30		200	252,133
Sr. Unsec’d. Notes, 144A	7.875		03/26/27		200	207,574

						459,707

Greece 0.9%
Hellenic Republic Government Bond, Bonds	3.000	(cc)	02/24/37	EUR	200	284,396

Honduras 0.7%
Honduras Government International Bond, Sr. Unsec’d. Notes	7.500		03/15/24		200	220,002

Hungary 0.6%
Hungary Government International Bond, Sr. Unsec’d. Notes	7.625		03/29/41		122	200,433

Indonesia 2.7%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.450		09/18/26	EUR	100	115,294
Sr. Unsec’d. Notes	7.750		01/17/38		160	238,414
Sr. Unsec’d. Notes	8.500		10/12/35		150	234,387

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Indonesia (cont’d.)
Indonesia Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	3.750%	06/14/28	EUR	100	$135,286
Sr. Unsec’d. Notes, EMTN	6.750	01/15/44		100	142,757

					866,138

Iraq 1.4%
Iraq International Bond,
Sr. Unsec’d. Notes	5.800	01/15/28		250	240,050
Sr. Unsec’d. Notes	6.752	03/09/23		200	201,484

					441,534

Ivory Coast 1.0%
Ivory Coast Government International Bond,
Sr. Unsec’d. Notes	6.375	03/03/28		200	206,564
Sr. Unsec’d. Notes	6.625	03/22/48	EUR	100	109,893

					316,457

Jamaica 0.8%
Jamaica Government International Bond, Sr. Unsec’d. Notes	7.625	07/09/25		225	265,783

Jordan 0.7%
Jordan Government International Bond, Sr. Unsec’d. Notes	7.375	10/10/47		200	210,570

Kazakhstan 0.9%
Kazakhstan Government International Bond, Sr. Unsec’d. Notes, EMTN	6.500	07/21/45		200	290,000

Kenya 1.3%
Kenya Government International Bond,
Sr. Unsec’d. Notes	6.875	06/24/24		200	212,203
Sr. Unsec’d. Notes	8.250	02/28/48		200	209,313

					421,516

Lebanon 1.2%
Lebanon Government International Bond,
Sr. Unsec’d. Notes	6.000	01/27/23		102	60,180
Sr. Unsec’d. Notes	6.650	04/22/24		52	29,536

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Lebanon (cont’d.)
Lebanon Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	6.750%	11/29/27	20	$11,050
Sr. Unsec’d. Notes, EMTN	6.100	10/04/22	65	38,538
Sr. Unsec’d. Notes, EMTN	6.250	05/27/22	75	44,625
Sr. Unsec’d. Notes, EMTN	6.400	05/26/23	150	88,155
Sr. Unsec’d. Notes, EMTN	6.850	05/25/29	40	22,000
Sr. Unsec’d. Notes, GMTN	6.650	02/26/30	150	82,275

				376,359

Mexico 0.8%
Mexico Government International Bond,
Sr. Unsec’d. Notes, GMTN	5.750	10/12/2110	126	146,319
Sr. Unsec’d. Notes, MTN	6.050	01/11/40	92	117,416

				263,735

Mongolia 0.6%
Mongolia Government International Bond, Sr. Unsec’d. Notes, EMTN	5.125	12/05/22	200	202,792

Namibia 0.6%
Namibia International Bonds, Sr. Unsec’d. Notes	5.250	10/29/25	200	202,924

Nigeria 2.0%
Nigeria Government International Bond,
Sr. Unsec’d. Notes	7.625	11/21/25	200	217,742
Sr. Unsec’d. Notes	8.747	01/21/31	200	220,040
Sr. Unsec’d. Notes, 144A	7.696	02/23/38	200	199,984

				637,766

Oman 1.2%
Oman Government International Bond,
Sr. Unsec’d. Notes	6.500	03/08/47	225	208,125
Sr. Unsec’d. Notes, 144A	6.750	01/17/48	200	187,500

				395,625

Pakistan 1.2%
Pakistan Government International Bond, Sr. Unsec’d. Notes	8.250	09/30/25	370	403,598

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Panama 1.5%
Panama Government International Bond,
Sr. Unsec’d. Notes	6.700%	01/26/36		220	$309,652
Sr. Unsec’d. Notes	9.375	04/01/29		105	160,389

					470,041

Papua New Guinea 0.7%
Papua New Guinea Government International Bond, Sr. Unsec’d. Notes, 144A	8.375	10/04/28		200	214,500

Peru 1.7%
Peruvian Government International Bond,
Sr. Unsec’d. Notes	6.550	03/14/37		75	109,407
Sr. Unsec’d. Notes	8.750	11/21/33		265	436,921

					546,328

Philippines 1.4%
Philippine Government International Bond,
Sr. Unsec’d. Notes	6.375	10/23/34		100	140,971
Sr. Unsec’d. Notes	7.750	01/14/31		200	295,956

					436,927

Qatar 2.4%
Qatar Government International Bond,
Sr. Unsec’d. Notes	5.103	04/23/48		400	509,840
Sr. Unsec’d. Notes, 144A	4.817	03/14/49		205	252,113

					761,953

Romania 1.2%
Romanian Government International Bond,
Sr. Unsec’d. Notes	5.125	06/15/48		42	48,387
Sr. Unsec’d. Notes, 144A	5.125	06/15/48		44	50,692
Sr. Unsec’d. Notes, 144A, MTN	4.625	04/03/49	EUR	35	50,785
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	75	100,804
Sr. Unsec’d. Notes, EMTN	6.125	01/22/44		96	124,656

					375,324

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	23

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Russia 1.7%
Russian Foreign Bond, Sr. Unsec’d. Notes	5.625%	04/04/42	200	$247,014
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes	12.750	06/24/28	175	298,085

				545,099

Saudi Arabia 1.5%
Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A	5.250	01/16/50	200	246,300
Sr. Unsec’d. Notes, EMTN	5.000	04/17/49	200	237,038

				483,338

Senegal 0.6%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	6.750	03/13/48	205	200,941

South Africa 1.4%
Republic of South Africa Government International Bond,
Sr. Unsec’d. Notes	4.875	04/14/26	200	206,176
Sr. Unsec’d. Notes	6.250	03/08/41	230	247,250

				453,426

Sri Lanka 2.9%
Sri Lanka Government International Bond,
Sr. Unsec’d. Notes	5.750	01/18/22	200	202,015
Sr. Unsec’d. Notes	6.200	05/11/27	200	192,175
Sr. Unsec’d. Notes	6.850	11/03/25	550	557,656

				951,846

Turkey 4.5%
Export Credit Bank of Turkey, Sr. Unsec’d. Notes	5.375	10/24/23	200	194,000
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.250	04/14/26	200	182,230
Sr. Unsec’d. Notes	5.750	05/11/47	200	171,250
Sr. Unsec’d. Notes	6.875	03/17/36	30	29,555
Sr. Unsec’d. Notes	7.250	12/23/23	200	213,000

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Turkey (cont’d.)
Turkey Government International Bond, (cont’d.)
Sr. Unsec’d. Notes	7.375%		02/05/25			205	$219,862
Sr. Unsec’d. Notes	7.625		04/26/29			400	429,000

							1,438,897

Ukraine 4.2%
Ukraine Government International Bond,
Sr. Unsec’d. Notes	0.000	(cc)	05/31/40			51	47,877
Sr. Unsec’d. Notes	6.750		06/20/26		EUR	100	123,183
Sr. Unsec’d. Notes	7.750		09/01/21			205	214,225
Sr. Unsec’d. Notes	7.750		09/01/24			135	144,619
Sr. Unsec’d. Notes	7.750		09/01/25			215	230,587
Sr. Unsec’d. Notes	7.750		09/01/26			150	161,062
Sr. Unsec’d. Notes	9.750		11/01/28			200	237,756
Ukreximbank Via Biz Finance PLC, Sr. Unsec’d. Notes	9.750		01/22/25			200	212,000

							1,371,309

United Arab Emirates 0.7%
Emirate of Dubai Government International Bonds, Sr. Unsec’d. Notes, EMTN	5.250		01/30/43			200	229,000

Uruguay 1.4%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.125		11/20/45			40	42,650
Sr. Unsec’d. Notes	4.975		04/20/55			25	29,250
Sr. Unsec’d. Notes	5.100		06/18/50			85	101,788
Sr. Unsec’d. Notes	7.625		03/21/36			185	273,571

							447,259

Venezuela 0.1%
Venezuela Government International Bond, Sr. Unsec’d. Notes	12.750		08/23/22	(d)		180	18,675

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	25

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)

Zambia 0.4%
Zambia Government International Bond, Sr. Unsec’d. Notes	8.500%	04/14/24	200	$140,676

TOTAL SOVEREIGN BONDS (cost $23,909,487)				23,352,658

TOTAL LONG-TERM INVESTMENTS (cost $31,384,009)				30,855,217

			Shares

SHORT-TERM INVESTMENT 3.9%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,254,895)(w)			1,254,895	1,254,895

TOTAL INVESTMENTS 99.4% (cost $32,638,904)				32,110,112

Other assets in excess of liabilities(z) 0.6%				187,677

NET ASSETS 100.0%				$32,297,789

Below is a list of the abbreviation(s) used in the annual report:

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EGP—Egyptian Pound

EUR—Euro

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

See Notes to Financial Statements.

26

RUB—Russian Ruble

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

EMTN—Euro Medium Term Note

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(w)	PGIM Investments LLC, the manager of the Series, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Forward foreign currency exchange contracts outstanding at October 31, 2019:

OTC Forward Foreign Currency Exchange Contracts:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
Brazilian Real,
Expiring 11/04/19	BNP Paribas S.A.	BRL	184	$46,124	$45,858	$—	$(266)
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	BRL	1,043	256,100	259,936	3,836	—
Chilean Peso,
Expiring 12/18/19	BNP Paribas S.A.	CLP	41,780	57,600	56,405	—	(1,195)
Expiring 12/18/19	BNP Paribas S.A.	CLP	26,265	36,337	35,459	—	(878)
Expiring 12/18/19	BNP Paribas S.A.	CLP	24,243	33,650	32,730	—	(920)
Expiring 12/18/19	BNP Paribas S.A.	CLP	23,236	32,200	31,369	—	(831)
Expiring 12/18/19	Goldman Sachs International	CLP	53,610	75,000	72,377	—	(2,623)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	21,140	29,313	28,540	—	(773)
Expiring 12/18/19	UBS AG	CLP	47,504	65,600	64,133	—	(1,467)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund 27	27

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi,
Expiring 02/14/20	BNP Paribas S.A.	CNH	1,603	$225,933	$226,765	$832	$—
Expiring 05/14/21	Citibank, N.A.	CNH	994	142,393	138,774	—	(3,619)
Czech Koruna,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	1,909	83,000	83,552	552	—
Egyptian Pound,
Expiring 11/27/19	Citibank, N.A.	EGP	254	14,706	15,596	890	—
Expiring 11/27/19	Citibank, N.A.	EGP	165	9,574	10,150	576	—
Expiring 12/23/19	Citibank, N.A.	EGP	169	10,000	10,300	300	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	334	19,788	20,424	636	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	165	9,788	10,103	315	—
Expiring 01/21/20	Citibank, N.A.	EGP	177	10,140	10,736	596	—
Expiring 01/28/20	Citibank, N.A.	EGP	456	26,814	27,576	762	—
Expiring 01/28/20	Citibank, N.A.	EGP	308	17,996	18,630	634	—
Expiring 01/30/20	Citibank, N.A.	EGP	1,236	72,777	74,824	2,047	—
Expiring 01/30/20	Citibank, N.A.	EGP	300	17,214	18,157	943	—
Hungarian Forint,
Expiring 01/17/20	Citibank, N.A.	HUF	17,665	59,000	60,228	1,228	—
Indian Rupee,
Expiring 12/18/19	Citibank, N.A.	INR	9,492	130,251	132,800	2,549	—
Expiring 12/18/19	HSBC BANK USA, N.A.	INR	22,351	307,626	312,689	5,063	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	INR	7,313	101,000	102,314	1,314	—
Indonesian Rupiah,
Expiring 12/18/19	HSBC BANK USA, N.A.	IDR	1,481,506	105,000	104,647	—	(353)

See Notes to Financial Statements.

28

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel,
Expiring 12/18/19	Bank of America, N.A.	ILS	369	$106,000	$105,087	$—	$(913)
Expiring 12/18/19	Barclays Bank PLC	ILS	294	85,000	83,761	—	(1,239)
Expiring 12/18/19	Barclays Bank PLC	ILS	80	22,775	22,663	—	(112)
Expiring 12/18/19	Barclays Bank PLC	ILS	48	13,625	13,541	—	(84)
Expiring 12/18/19	Citibank, N.A.	ILS	121	34,800	34,486	—	(314)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	176	49,975	50,037	62	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	106	30,152	30,118	—	(34)
Japanese Yen,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	JPY	7,541	70,048	70,202	154	—
Mexican Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	4,707	233,258	242,864	9,606	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MXN	1,333	69,000	68,758	—	(242)
New Taiwanese Dollar,
Expiring 12/18/19	Barclays Bank PLC	TWD	3,242	107,000	107,051	51	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	4,843	158,160	159,891	1,731	—
Peruvian Nuevo Sol,
Expiring 12/18/19	BNP Paribas S.A.	PEN	782	231,297	233,388	2,091	—
Philippine Peso,
Expiring 12/18/19	Credit Suisse International	PHP	5,109	100,000	100,429	429	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	4,344	83,160	85,393	2,233	—
Polish Zloty,
Expiring 01/17/20	Barclays Bank PLC	PLN	291	76,000	76,286	286	—
Expiring 01/17/20	Citibank, N.A.	PLN	261	67,000	68,276	1,276	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	PLN	251	65,000	65,605	605	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	29

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble,
Expiring 12/18/19	Citibank, N.A.	RUB	4,662	$72,000	$72,190	$190	$—
Expiring 12/18/19	Credit Suisse International	RUB	2,528	39,186	39,141	—	(45)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	2,427	37,500	37,582	82	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	13,579	199,832	210,262	10,430	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	12,856	190,000	199,079	9,079	—
Singapore Dollar,
Expiring 12/18/19	Goldman Sachs International	SGD	314	230,800	231,036	236	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	165	121,000	121,121	121	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	162	119,000	119,078	78	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	120	87,000	88,520	1,520	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	205	149,000	150,746	1,746	—
South African Rand,
Expiring 12/18/19	Barclays Bank PLC	ZAR	633	43,000	41,611	—	(1,389)
Expiring 12/18/19	Barclays Bank PLC	ZAR	317	20,699	20,866	167	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	614	39,919	40,386	467	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	602	41,000	39,553	—	(1,447)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	585	38,496	38,440	—	(56)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	109	6,987	7,143	156	—
South Korean Won,
Expiring 12/18/19	Barclays Bank PLC	KRW	83,453	71,000	71,379	379	—
Expiring 12/18/19	BNP Paribas S.A.	KRW	102,297	86,000	87,496	1,496	—
Expiring 12/18/19	HSBC BANK USA, N.A.	KRW	117,632	99,000	100,612	1,612	—

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/18/19	HSBC BANK USA, N.A.	KRW	84,380	$71,000	$72,172	$1,172	$—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	56,337	48,275	48,186	—	(89)
Swiss Franc,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	32	32,200	32,350	150	—
Thai Baht,
Expiring 12/18/19	Citibank, N.A.	THB	3,240	106,000	107,373	1,373	—
Expiring 12/18/19	Citibank, N.A.	THB	2,541	83,000	84,213	1,213	—
Expiring 12/18/19	Credit Suisse International	THB	2,123	69,000	70,339	1,339	—
Expiring 12/18/19	HSBC BANK USA, N.A.	THB	1,985	65,000	65,777	777	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	3,068	101,000	101,672	672	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	2,813	92,000	93,222	1,222	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	1,126	36,695	37,313	618	—
Turkish Lira,
Expiring 12/18/19	Barclays Bank PLC	TRY	239	40,875	41,335	460	—
Expiring 12/18/19	Barclays Bank PLC	TRY	234	40,077	40,482	405	—
Expiring 12/18/19	Barclays Bank PLC	TRY	168	28,950	29,012	62	—
Expiring 12/18/19	Barclays Bank PLC	TRY	161	27,555	27,828	273	—
Expiring 12/18/19	Goldman Sachs International	TRY	230	39,186	39,698	512	—
Expiring 12/18/19	Goldman Sachs International	TRY	169	29,000	29,168	168	—

				$6,198,406	$6,259,289	79,772	(18,889)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	31

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/19	Barclays Bank PLC	BRL	218	$52,000	$54,383	$—	$(2,383)
Expiring 11/04/19	The Toronto-Dominion Bank	BRL	1,009	241,975	251,409	—	(9,434)
Expiring 12/03/19	BNP Paribas S.A.	BRL	184	46,050	45,774	276	—
Canadian Dollar,
Expiring 01/22/20	Barclays Bank PLC	CAD	147	112,068	111,755	313	—
Chilean Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	284,597	394,726	384,225	10,501	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	142,299	197,363	192,112	5,251	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	142,299	200,068	192,112	7,956	—
Chinese Renminbi,
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	994	142,624	138,774	3,850	—
Colombian Peso,
Expiring 12/18/19	Bank of America, N.A.	COP	181,845	54,000	53,703	297	—
Expiring 12/18/19	Barclays Bank PLC	COP	287,388	85,000	84,873	127	—
Expiring 12/18/19	Goldman Sachs International	COP	164,109	48,310	48,465	—	(155)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	136,248	40,101	40,237	—	(136)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	126,825	37,500	37,454	46	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	70,120	20,452	20,708	—	(256)
Expiring 12/18/19	UBS AG	COP	171,988	49,000	50,792	—	(1,792)
Czech Koruna,
Expiring 01/17/20	Barclays Bank PLC	CZK	1,629	69,714	71,284	—	(1,570)
Egyptian Pound,
Expiring 12/23/19	Citibank, N.A.	EGP	530	31,851	32,369	—	(518)
Expiring 12/23/19	Citibank, N.A.	EGP	138	8,341	8,458	—	(117)

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 01/17/20	Bank of America, N.A.	EUR	112	$125,614	$126,102	$—	$(488)
Expiring 01/17/20	HSBC BANK USA, N.A.	EUR	790	877,343	886,346	—	(9,003)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	848	941,697	950,739	—	(9,042)
Expiring 01/17/20	UBS AG	EUR	921	1,020,095	1,032,637	—	(12,542)
Hungarian Forint,
Expiring 01/17/20	The Toronto-Dominion Bank	HUF	80,129	268,462	273,195	—	(4,733)
Indian Rupee,
Expiring 12/18/19	Bank of America, N.A.	INR	6,398	89,000	89,506	—	(506)
Expiring 12/18/19	HSBC BANK USA, N.A.	INR	2,849	39,604	39,862	—	(258)
Expiring 12/18/19	HSBC BANK USA, N.A.	INR	2,814	39,186	39,366	—	(180)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	INR	6,008	84,000	84,054	—	(54)
Indonesian Rupiah,
Expiring 12/18/19	Citibank, N.A.	IDR	1,310,632	92,000	92,577	—	(577)
Expiring 12/18/19	HSBC BANK USA, N.A.	IDR	4,603,305	320,029	325,156	—	(5,127)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	1,254,440	88,000	88,608	—	(608)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	1,025,280	72,000	72,421	—	(421)
Israeli Shekel,
Expiring 12/18/19	Barclays Bank PLC	ILS	472	134,487	134,127	360	—
Mexican Peso,
Expiring 12/18/19	Citibank, N.A.	MXN	944	49,000	48,702	298	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	833	42,335	42,999	—	(664)
New Taiwanese Dollar,
Expiring 12/18/19	BNP Paribas S.A.	TWD	3,003	98,000	99,147	—	(1,147)
Expiring 12/18/19	Credit Suisse International	TWD	17,838	574,477	588,968	—	(14,491)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	33

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 12/18/19	Goldman Sachs International	TWD	3,463	$114,000	$114,333	$—	$(333)
Expiring 12/18/19	HSBC BANK USA, N.A.	TWD	3,065	99,000	101,193	—	(2,193)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	3,550	116,000	117,220	—	(1,220)
New Zealand Dollar,
Expiring 01/22/20	Morgan Stanley & Co. International PLC	NZD	164	103,830	105,060	—	(1,230)
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	192	57,000	57,311	—	(311)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	356	106,000	106,246	—	(246)
Philippine Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	5,061	97,000	99,504	—	(2,504)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PHP	5,512	105,000	108,361	—	(3,361)
Polish Zloty,
Expiring 01/17/20	Barclays Bank PLC	PLN	124	31,971	32,556	—	(585)
Russian Ruble,
Expiring 12/18/19	Barclays Bank PLC	RUB	3,324	51,000	51,471	—	(471)
Singapore Dollar,
Expiring 12/18/19	Goldman Sachs International	SGD	205	147,466	150,926	—	(3,460)
South African Rand,
Expiring 12/18/19	Barclays Bank PLC	ZAR	1,081	72,100	71,067	1,033	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	597	39,470	39,217	253	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	585	39,186	38,454	732	—
Expiring 12/18/19	Citibank, N.A.	ZAR	607	39,692	39,892	—	(200)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	706	47,467	46,405	1,062	—
South Korean Won,
Expiring 12/18/19	Citibank, N.A.	KRW	103,799	86,358	88,781	—	(2,423)

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	94,642	$79,000	$80,949	$—	$(1,949)
Swiss Franc,
Expiring 01/17/20	UBS AG	CHF	31	31,083	31,434	—	(351)
Thai Baht,
Expiring 12/18/19	Barclays Bank PLC	THB	2,926	95,000	96,939	—	(1,939)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	3,266	108,000	108,218	—	(218)
Turkish Lira,
Expiring 12/18/19	Barclays Bank PLC	TRY	254	42,000	43,943	—	(1,943)
Expiring 12/18/19	Barclays Bank PLC	TRY	36	6,000	6,237	—	(237)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	588	97,309	101,600	—	(4,291)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	188	31,046	32,514	—	(1,468)

				$8,628,450	$8,703,230	32,355	(107,135)

						$112,127	$(126,024)

Fair Value Measurements:

Various inputs are used in determining the value of the Series’ investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Corporate Bonds
Argentina	$—	$122,760	$—
Azerbaijan	—	240,000	—

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	35

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Corporate Bonds (continued)
Brazil	$—	$334,528	$—
Chile	—	234,235	—
China	—	866,825	—
India	—	198,564	—
Indonesia	—	950,911	—
Kazakhstan	—	230,004	—
Malaysia	—	328,291	—
Mexico	—	1,658,124	—
Russia	—	725,554	—
Saudi Arabia	—	214,378	—
South Africa	—	629,553	—
Trinidad & Tobago	—	102,557	—
Tunisia	—	264,990	—
Ukraine	—	116,585	—
United States	—	208,400	—
Venezuela	—	76,300	—
Sovereign Bonds
Angola	—	436,278	—
Argentina	—	804,647	—
Bahrain	—	919,345	—
Belarus	—	214,900	—
Brazil	—	1,035,803	—
Colombia	—	564,640	—
Congo (Republic)	—	72,300	—
Costa Rica	—	390,504	—
Dominican Republic	—	852,114	—
Ecuador	—	870,254	—
Egypt	—	939,754	—
El Salvador	—	508,305	—
Gabon	—	198,940	—
Ghana	—	459,707	—
Greece	—	284,396	—
Honduras	—	220,002	—
Hungary	—	200,433	—
Indonesia	—	866,138	—
Iraq	—	441,534	—
Ivory Coast	—	316,457	—
Jamaica	—	265,783	—
Jordan	—	210,570	—
Kazakhstan	—	290,000	—
Kenya	—	421,516	—
Lebanon	—	376,359	—
Mexico	—	263,735	—
Mongolia	—	202,792	—
Namibia	—	202,924	—
Nigeria	—	637,766	—

See Notes to Financial Statements.

36

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Oman	$—	$395,625	$—
Pakistan	—	403,598	—
Panama	—	470,041	—
Papua New Guinea	—	214,500	—
Peru	—	546,328	—
Philippines	—	436,927	—
Qatar	—	761,953	—
Romania	—	375,324	—
Russia	—	545,099	—
Saudi Arabia	—	483,338	—
Senegal	—	200,941	—
South Africa	—	453,426	—
Sri Lanka	—	951,846	—
Turkey	—	1,438,897	—
Ukraine	—	1,371,309	—
United Arab Emirates	—	229,000	—
Uruguay	—	447,259	—
Venezuela	—	18,675	—
Zambia	—	140,676	—
Affiliated Mutual Fund	1,254,895	—	—

Total	$1,254,895	$30,855,217	$—

Other Financial Instruments*
Assets
OTC Forward Foreign Currency Exchange Contracts	$—	$112,127	$—

Liabilities
OTC Forward Foreign Currency Exchange Contracts	$—	$(126,024)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Sovereign Bonds	72.3%
Oil & Gas	13.6
Affiliated Mutual Fund	3.9
Electric	2.0
Banks	1.5
Mining	1.4
Chemicals	1.4

Real Estate	1.3%
Transportation	0.7
Agriculture	0.7

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	37

Schedule of Investments (continued)

as of October 31, 2019

Industry Classification (continued):

Auto Parts & Equipment	0.6%

99.4
Other assets in excess of liabilities	0.6

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Series invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Series’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$112,127	Unrealized depreciation on OTC forward foreign currency exchange contracts	$126,024

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts
Foreign exchange contracts	$107,626

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward & Cross Currency Exchange Contracts
Foreign exchange contracts	$(58,533)

See Notes to Financial Statements.

38

For the year ended October 31, 2019, the Series’ average volume of derivative activities is as follows:

	Forward Foreign Currency Exchange Contracts—Purchased(1)
	$6,275,519
Forward Foreign Currency Exchange Contracts—Sold(1)		Cross Currency Exchange Contracts(2)
$7,648,123		$58,476

(1)	Value at Settlement Date.
(2)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Series invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$297	$(2,218)	$(1,921)	$—	$(1,921)
Barclays Bank PLC	4,901	(11,952)	(7,051)	—	(7,051)
BNP Paribas S.A.	4,695	(5,237)	(542)	—	(542)
Citibank, N.A.	14,875	(7,768)	7,107	—	7,107
Credit Suisse International	1,768	(14,536)	(12,768)	—	(12,768)
Goldman Sachs International	916	(6,571)	(5,655)	—	(5,655)
HSBC BANK USA, N.A.	8,624	(17,114)	(8,490)	—	(8,490)
JPMorgan Chase Bank, N.A.	39,782	(25,422)	14,360	—	14,360
Morgan Stanley & Co. International PLC	36,269	(4,887)	31,382	—	31,382
The Toronto-Dominion Bank	—	(14,167)	(14,167)	—	(14,167)
UBS AG	—	(16,152)	(16,152)	—	(16,152)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	39

Schedule of Investments (continued)

as of October 31, 2019

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
	$112,127	$(126,024)	$(13,897)	$—	$(13,897)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Series is limited to the Series’ OTC derivative exposure by counterparty.

See Notes to Financial Statements.

40

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $31,384,009)	$30,855,217
Affiliated investments (cost $1,254,895)	1,254,895
Foreign currency, at value (cost $75,690)	75,968
Dividends and interest receivable	479,539
Unrealized appreciation on OTC forward foreign currency exchange contracts	112,127
Receivable for Series shares sold	44,233
Prepaid expenses	808

Total Assets	32,822,787

Liabilities
Payable for investments purchased	286,540
Unrealized depreciation on OTC forward foreign currency exchange contracts	126,024
Registration fees payable	35,423
Custodian and accounting fees payable	29,463
Payable for Series shares reacquired	21,931
Accrued expenses and other liabilities	20,458
Management fee payable	3,422
Affiliated transfer agent fee payable	1,567
Dividends payable	159
Distribution fee payable	11

Total Liabilities	524,998

Net Assets	$32,297,789

Net assets were comprised of:
Common stock, at par	$33,966
Paid-in capital in excess of par	33,337,291
Total distributable earnings (loss)	(1,073,468)

Net assets, October 31, 2019	$32,297,789

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	41

Statement of Assets and Liabilities

as of October 31, 2019

Class A
Net asset value, offering price and redemption price per share, ($13,224 ÷ 1,391 shares of beneficial interest issued and outstanding)	$9.51
Maximum sales charge (3.25% of offering price)	0.32

Maximum offering price to public	$9.83

Class C
Net asset value, offering price and redemption price per share, ($10,384 ÷ 1,092 shares of beneficial interest issued and outstanding)	$9.51

Class Z
Net asset value, offering price and redemption price per share, ($5,781,526 ÷ 607,805 shares of beneficial interest issued and outstanding)	$9.51

Class R6
Net asset value, offering price and redemption price per share, ($26,492,655 ÷ 2,786,329 shares of beneficial interest issued and outstanding)	$9.51

See Notes to Financial Statements.

42

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Interest income	$1,707,731
Affiliated dividend income	11,808

Total income	1,719,539

Expenses
Management fee	206,381
Distribution fee(a)	128
Custodian and accounting fees	86,926
Registration fees(a)	53,858
Audit fee	35,000
Shareholders’ reports	31,554
Transfer agent’s fees and expenses (including affiliated expense of $10,172)(a)	21,517
Legal fees and expenses	17,548
Directors’ fees	11,220
Miscellaneous	21,322

Total expenses	485,454
Less: Fee waiver and/or expense reimbursement(a)	(271,100)

Net expenses	214,354

Net investment income (loss)	1,505,185

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,986)
Forward and cross currency contract transactions	107,626
Foreign currency transactions	(22,756)

82,884

Net change in unrealized appreciation (depreciation) on:
Investments	2,002,135
Forward and cross currency contracts	(58,533)
Foreign currencies	12,338

1,955,940

Net gain (loss) on investment and foreign currency transactions	2,038,824

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,544,009

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	30	98	—	—
Registration fees	13,490	13,490	13,789	13,089
Transfer agent’s fees and expenses	94	47	21,284	92
Fee waiver and/or expense reimbursement	(13,657)	(13,599)	(56,467)	(187,377)

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	43

Statements of Changes in Net Assets

	Year Ended October 31, 2019	December 12, 2017* through October 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,505,185	$1,060,283
Net realized gain (loss) on investment and foreign currency transactions	82,884	(292,634)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,955,940	(2,498,241)

Net increase (decrease) in net assets resulting from operations	3,544,009	(1,730,592)

Dividends and Distributions
Distributions from distributable earnings
Class A	(662)	(440)
Class C	(480)	(377)
Class Z	(200,243)	(37,450)
Class R6	(1,481,664)	(1,168,133)

	(1,683,049)	(1,206,400)

Tax return of capital distributions
Class A	—	(6)
Class C	—	(5)
Class Z	—	(497)
Class R6	—	(15,516)

	—	(16,024)

Series share transactions
Net proceeds from shares sold	4,632,832	27,488,719
Net asset value of shares issued in reinvestment of dividends and distributions	1,681,976	1,220,322
Cost of shares reacquired	(1,464,362)	(169,642)

Net increase (decrease) in net assets from Series share transactions	4,850,446	28,539,399

Total increase (decrease)	6,711,406	25,586,383

Net Assets:
Beginning of period	25,586,383	—

End of period	$32,297,789	$25,586,383

*	Commencement of operations.

See Notes to Financial Statements.

44

Notes to Financial Statements

Prudential World Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company and currently consists of seven series: PGIM Jennison Emerging Markets Equity Opportunities Fund, PGIM Jennison Global Opportunities Fund, PGIM Jennison International Opportunities Fund and PGIM QMA International Equity Fund, each of which are diversified funds and PGIM Jennison Global Infrastructure Fund, PGIM Emerging Markets Debt Hard Currency Fund and PGIM Emerging Markets Debt Local Currency Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Emerging Markets Debt Hard Currency Fund (the “Series”).

The investment objective of the Series is total return, through a combination of current income and capital appreciation.

1. Accounting Policies

The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Series holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Series to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Emerging Markets Debt Hard Currency Fund	45

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Series’ foreign investments may change on days when investors cannot purchase or redeem Series shares.

Various inputs determine how the Series’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Series utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited

46

to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Series has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Series limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Series’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Series’ investments in restricted securities could be impaired if trading does not develop or declines.

PGIM Emerging Markets Debt Hard Currency Fund	47

Notes to Financial Statements (continued)

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the period, the Series does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Series does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Series’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Series enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward

48

and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Series’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Master Netting Arrangements: The Fund, on behalf of the Series, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Series. A master netting arrangement between the Series and the counterparty permits the Series to offset amounts payable by the Series to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Series to cover the Series’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund, on behalf of the Series, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Series is held in a segregated account by the Series’ custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Series is segregated by the Series’ custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Series and the applicable counterparty. Collateral requirements are determined based on the Series’ net position with each counterparty. Termination events applicable to the Series may occur upon a decline in the Series’ net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any

PGIM Emerging Markets Debt Hard Currency Fund	49

Notes to Financial Statements (continued)

decision by one or more of the Series’ counterparties to elect early termination could impact the Series’ future derivative activity.

As of October 31, 2019, the Series has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Series becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Series’ policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Series expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

50

2. Agreements

The Fund, on behalf of the Series, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Series. The Manager administers the corporate affairs of the Series and, in connection therewith, furnishes the Series with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Series’ custodian and the Series’ transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Series. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Series, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Series through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Series. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Series. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.72% of the Series’ average daily net assets up to and including $1 billion; 0.70% from $1 billion to $3 billion of average daily net assets; 0.68% from $3 billion to $5 billion of average daily net assets; 0.67% from $5 billion to $10 billion of average daily net assets; and 0.66% of the average daily net assets exceeding $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.72% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 29, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.05% of average daily net assets for Class A shares, 1.80% of average daily net assets for Class C shares, 0.80% of average daily net assets for Class Z shares and 0.74% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Series expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such

PGIM Emerging Markets Debt Hard Currency Fund	51

Notes to Financial Statements (continued)

waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund, on behalf of the Series, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Series. The Series compensates PIMS for distributing and servicing the Series’ Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Series.

Pursuant to the Distribution Plans, the Series compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2019, PIMS has not received any front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders.

PGIM Investments, PGIM, Inc and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Series’ transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Series may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Series’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Series may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated

52

investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Series’ Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series’ Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Series.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $13,433,350 and $9,326,054, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended October 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$267,048	$8,222,518	$7,234,671	$—	$—	$1,254,895	1,254,895	$11,808

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Series was $1,683,049 of ordinary income. For the period ended October 31, 2018, the tax character of dividends paid by the Series was $1,206,400 of ordinary income and $16,024 of tax return of capital.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis was $95,844 of ordinary income.

PGIM Emerging Markets Debt Hard Currency Fund	53

Notes to Financial Statements (continued)

The United States federal income tax basis of the Series’ investments and the net unrealized depreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$32,996,199	$1,500,747	$(2,400,731)	$(899,984)

The difference between book basis and tax basis was primarily due to deferred losses on wash sales, amortization of bond premium, foreign currency forwards and other book to tax differences.

For federal income tax purposes, the Series had a capital loss carryforward as of October 31, 2019 of approximately $269,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Series’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Series’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Series’ U.S. federal and state tax returns for each of the two fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Series offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more (prior to July 15, 2019, $500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Series to one or more other share classes of the Series as presented in the table of transactions in shares of common stock.

54

The Fund is authorized to issue 5.075 billion shares of common stock, with a par value of $0.01 per share, which is divided into seven series. There are 600 million shares authorized for the Series, divided into four classes, designated Class A, Class C, Class Z and Class R6 common stock, each of which consists of 100 million, 100 million, 200 million and 200 million authorized shares, respectively.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,108 Class A shares, 1,092 Class C shares, 1,113 Class Z shares and 2,786,329 Class R6 shares of the Series. At reporting period end, two shareholders of record, each holding greater than 5% of the Series, held 91% of the Series’ outstanding shares, of which 82% were held by an affiliate of Prudential.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	272	$2,501
Shares issued in reinvestment of dividends and distributions	71	661

Net increase (decrease) in shares outstanding	343	$3,162

Period ended October 31, 2018*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	48	446

Net increase (decrease) in shares outstanding	1,048	$10,446

Class C
Year ended October 31, 2019:
Shares issued in reinvestment of dividends and distributions	51	$480

Net increase (decrease) in shares outstanding	51	$480

Period ended October 31, 2018*:
Shares sold	1,000	$10,000
Shares issued in reinvestment of dividends and distributions	41	382

Net increase (decrease) in shares outstanding	1,041	$10,382

Class Z
Year ended October 31, 2019:
Shares sold	491,936	$4,630,331
Shares issued in reinvestment of dividends and distributions	21,227	199,171
Shares reacquired	(156,847)	(1,464,362)

Net increase (decrease) in shares outstanding	356,316	$3,365,140

Period ended October 31, 2018*:
Shares sold	266,290	$2,458,719
Shares issued in reinvestment of dividends and distributions	3,945	35,845
Shares reacquired	(18,746)	(169,642)

Net increase (decrease) in shares outstanding	251,489	$2,324,922

PGIM Emerging Markets Debt Hard Currency Fund	55

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2019:
Shares issued in reinvestment of dividends and distributions	159,025	$1,481,664

Net increase (decrease) in shares outstanding	159,025	$1,481,664

Period ended October 31, 2018*:
Shares sold	2,501,000	$25,010,000
Shares issued in reinvestment of dividends and distributions	126,304	1,183,649

Net increase (decrease) in shares outstanding	2,627,304	$26,193,649

*	Commencement of operations was December 12, 2017.

7. Borrowings

The Fund, on behalf of the Series, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Series did not utilize the SCA during the year ended October 31, 2019.

8. Risks of Investing in the Series

The Series’ risks include, but are not limited to, some or all of the risks discussed below:

56

Bond Obligations Risk: The Series’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Series for redemption before it matures and the Series may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Series. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Series will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Series. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Series’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Series.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Foreign Securities Risk: The Series’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Series may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Series’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Series may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Series’ holdings may fall sharply. This is referred to as “extension risk. The Series may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Series’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

PGIM Emerging Markets Debt Hard Currency Fund	57

Notes to Financial Statements (continued)

Liquidity Risk: The Series may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Series are difficult to purchase or sell. Liquidity risk includes the risk that the Series may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Series is forced to sell these investments to pay redemption proceeds or for other reasons, the Series may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Series may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Series’ value or prevent the Series from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Series’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Series fall, the value of an investment in the Series will decline. Additionally, the Series may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Series has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Series may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Series’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU

58

effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Emerging Markets Debt Hard Currency Fund	59

Financial Highlights

Class A Shares
	Year Ended October 31, 2019	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.46	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.69	(1.06)
Total from investment operations	1.15	(0.68)
Less Dividends and Distributions:
Dividends from net investment income	(0.52)	(0.43)
Tax return of capital distributions	-	(0.01)
Total dividends and distributions	(0.52)	(0.44)
Net asset value, end of period	$9.51	$8.88
Total Return(c):	13.23%	(6.97)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$13	$9
Average net assets (000)	$12	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05% (e)
Expenses before waivers and/or expense reimbursement	115.95%	358.14% (e)
Net investment income (loss)	4.95%	4.49% (e)
Portfolio turnover rate(f)	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

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Class C Shares
	Year Ended October 31, 2019	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.39	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.69	(1.05)
Total from investment operations	1.08	(0.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.37)
Tax return of capital distributions	-	(0.01)
Total dividends and distributions	(0.45)	(0.38)
Net asset value, end of period	$9.51	$8.88
Total Return(c):	12.40%	(7.58)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10	$9
Average net assets (000)	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.80%	1.80% (e)
Expenses before waivers and/or expense reimbursement	139.02%	359.95% (e)
Net investment income (loss)	4.22%	3.73% (e)
Portfolio turnover rate(f)	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	61

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31, 2019	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.48	0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.69	(1.05)
Total from investment operations	1.17	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.54)	(0.45)
Tax return of capital distributions	-	(0.01)
Total dividends and distributions	(0.54)	(0.46)
Net asset value, end of period	$9.51	$8.88
Total Return(c):	13.51%	(6.79)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$5,782	$2,234
Average net assets (000)	$3,498	$766
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.80%	0.80% (e)
Expenses before waivers and/or expense reimbursement	2.41%	6.65% (e)
Net investment income (loss)	5.12%	4.83% (e)
Portfolio turnover rate(f)	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

62

Class R6 Shares
	Year Ended October 31, 2019	December 12, 2017(a) through October 31, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.88	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.49	0.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.69	(1.06)
Total from investment operations	1.18	(0.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.55)	(0.45)
Tax return of capital distributions	-	(0.01)
Total dividends and distributions	(0.55)	(0.46)
Net asset value, end of period	$9.51	$8.88
Total Return(c):	13.58%	(6.72)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26,493	$23,333
Average net assets (000)	$25,144	$24,014
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.74%	0.74% (e)
Expenses before waivers and/or expense reimbursement	1.49%	1.76% (e)
Net investment income (loss)	5.27%	4.82% (e)
Portfolio turnover rate(f)	33%	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Series invests.
(e)	Annualized.
(f)

The Series’ portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Series’ portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Emerging Markets Debt Hard Currency Fund	63

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Emerging Markets Debt Hard Currency Fund and Board of Directors Prudential World Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Emerging Markets Debt Hard Currency Fund, a series of Prudential World Fund, Inc., (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2019 and the period from December 12, 2017 (commencement of operations) to October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for the year or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2019 and the period from December 12, 2017 to October 31, 2018, and the financial highlights for the year or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

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INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Emerging Markets Debt Hard Currency Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Emerging Markets Debt Hard Currency Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Emerging Markets Debt Hard Currency Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

PGIM Emerging Markets Debt Hard Currency Fund

[1]	PGIM Emerging Markets Debt Hard Currency Fund is a series of Prudential World Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Director’s reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information

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pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Emerging Markets Debt Hard Currency Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2018. The Board considered that the Fund commenced operations on December 12, 2017 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal period ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets

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forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.05% for Class A shares, 1.80% for Class C shares, 0.80% for Class Z shares, and 0.74% for Class R6 shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Emerging Markets Debt Hard Currency Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Emerging Markets Debt Hard Currency Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM EMERGING MARKETS DEBT HARD CURRENCY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PDHAX	PDHCX	PDHVX	PDHQX
CUSIP	743969479	743969461	743969446	743969453

MF239E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services

(a) Audit Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $244,707 and $242,631 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2019, fees of $9,926 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended October 31, 2018, there are no fees to report.

(c) Tax Fees

For the fiscal years ended October 31, 2019 and October 31, 2018: none.

(d) All Other Fees

For the fiscal years ended October 31, 2019 and October 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee.

For the fiscal year ended October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended October 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2019 and October 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential World Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2019